424(b)(3)
                                                                      333-155348

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Individual Flexible Payment Variable Annuity Contract

Issued by MONY Life Insurance Company of America with variable investment options under MONY America's MONY America Variable Account A.


PROSPECTUS DATED MAY 1, 2009


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your Contract. Also, you should read the prospectuses for each Trust, which contain important information about their portfolios.


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MONY Life Insurance Company of America (the "Company") issues the flexible payment variable annuity contract described in this prospectus.

This Contract is no longer being sold. This prospectus is used with current contract owners only. We will continue to accept Purchase Payments under existing Contracts. You should note that your Contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Contract.


You can tell us what to do with your Purchase Payments. You can also tell us what to do with the fund value your Contract may create for you resulting from those Purchase Payments.


You may allocate some or all of your Purchase Payments into the subaccounts. Each subaccount is a subaccount of separate account MONY America Variable Account A. Both the value of your Contract before the date annuity payments begin and the amount of income afterward will depend on the investment performance of the portfolios you select. You bear the investment risk of investing in the portfolios. The subaccounts invest in shares of the following portfolios of AIM Variable Insurance Funds, AXA Premier VIP Trust, EQ Advisors Trust, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, ProFunds VP and The Universal Institutional Funds, Inc. (the "Funds").




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 Subaccounts
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o AIM V.I. Financial Services         o EQ/GAMCO Small Company Value
o AIM V.I. Global Health Care         o EQ/Global Multi-Sector Equity
o AIM V.I. Technology                 o EQ/Government Securities
o All Asset Allocation                o EQ/Large Cap Value PLUS
o AXA Aggressive Allocation(1)        o EQ/Long Term Bond
o AXA Conservative Allocation(1)      o EQ/Lord Abbett Growth and Income
o AXA Conservative-Plus Allocation(1) o EQ/Lord Abbett Mid Cap Value
o AXA Moderate Allocation(1)          o EQ/Mid Cap Index
o AXA Moderate-Plus Allocation(1)     o EQ/Money Market
o EQ/AllianceBernstein Small Cap      o EQ/Montag & Caldwell Growth
  Growth                              o EQ/PIMCO Ultra Short Bond(2)
o EQ/BlackRock Basic Value Equity     o EQ/Short Duration Bond
o EQ/Boston Advisors Equity Income    o EQ/Small Company Index
o EQ/Calvert Socially Responsible     o EQ/UBS Growth and Income
o EQ/Capital Guardian Research        o EQ/Van Kampen Mid Cap Growth
o EQ/Core Bond Index                  o EQ/Van Kampen Real Estate
o EQ/GAMCO Mergers and Acquisitions   o Franklin Income Securities
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 Subaccounts
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o Franklin Rising Dividends Securities o PIMCO Global Bond (Unhedged)
o Franklin Zero Coupon 2010            o PIMCO StocksPLUS Growth and
o Janus Aspen Forty                      Income(4)
o Janus Aspen Overseas Portfolio(3)    o ProFund VP Bear
o MFS(R) Utilities Series              o ProFund VP Rising Rates Opportunity
o Multimanager Multi-Sector Bond       o ProFund VP UltraBull
o Multimanager Small Cap Growth        o The Universal Institutional Funds, Inc.
o Oppenheimer Global Securities          Global Value Equity
  Fund/VA
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   Not all of these portfolios may be available in all states or all markets.

(1)  The "AXA Allocation" portfolios.


(2) This is the subaccount's new name effective May 1, 2009, subject to regulatory approval. Its former name is EQ/PIMCO Real Return.

(3) This is the subaccount's new name effective May 1, 2009. Its former name is Janus Aspen International Growth.

(4) Effective on or about July 17, 2009, this portfolio will be liquidated. Please see the attached Supplement for more information about this liquidation.



You may also allocate some or all of your Purchase Payments and fund values into our Guaranteed Interest Account with Market Value Adjustment, which is discussed later in this Prospectus.

Among the many terms of the Guaranteed Interest Account with Market Value Adjustment are:

o Guaranteed interest to be credited for specific periods (referred to as "Accumulation Periods").

o Three (3), five (5), seven (7), and ten (10) year Accumulation Periods are available. The one (1) year Accumulation Period is limited to the following states: Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas and Washington.

o Interest will be credited for the entire Accumulation Period on a daily basis. Different rates apply to each Accumulation Period and are determined by the Company from time to time at its sole discretion.

o A market value adjustment may be charged if part or all of the Guaranteed Interest Account with Market Value Adjustment is surrendered or transferred before the end of the Accumulation Period.



The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

MLA-VA/X02482

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o Potential purchasers should carefully consider the factors described in "Risk Factors" (pages 2-3) as well as the other information contained in this prospectus before allocating Purchase Payments or Fund Values to the Guaranteed Interest Account with Market Value Adjustment offered herein.

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These are only some of the terms of the Guaranteed Interest Account with Market Value Adjustment. Please read this prospectus carefully for more complete details of the contract.
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A Statement of Additional Information dated May 1, 2009 containing additional information about the contract is incorporated herein by reference. It has been filed with the Securities and Exchange Commission and is available from the Company without charge upon written request. You may request one by writing to our processing office located at MONY Life Insurance Company of America, Policyholder Services, 100 Madison Street, Syracuse, New York 13202, by telephoning 1-800-487-6669 or by accessing the SEC's website at www.sec.gov. The Table of Contents of the Statement of Additional Information can be found on the last page of this prospectus.

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Table of contents

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1. SUMMARY OF THE CONTRACT                                                   1
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Definitions                                                                  1
Purpose of the Contract                                                      1
Purchase Payments and fund value                                             1
Minimum Purchase Payments                                                    1
MONY America Variable Account A                                              1
Guaranteed Interest Account with Market Value Adjustment                     1
The Accumulation Periods                                                     2
Crediting of interest                                                        2
The Market Value Adjustment                                                  2
Benefit option packages                                                      3
Transfer of fund value                                                       5
Loans                                                                        5
Surrenders                                                                   5
Charges and deductions                                                       5
Right to return contract provision                                           5
Death benefit                                                                5
Fee tables                                                                   6
Example                                                                      7
Other contracts                                                              8
Condensed financial information                                              8



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2. WHO IS MONY LIFE INSURANCE COMPANY
     OF AMERICA?                                                             9
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MONY Life Insurance Company of America                                       9
How to reach us                                                              9
MONY America Variable Account A                                              9



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3. THE FUNDS                                                                11
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Purchase of portfolio shares by MONY America Variable
     Account A                                                              15



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4. DETAILED INFORMATION ABOUT THE CONTRACT                                  16
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Payment and allocation of Purchase Payments                                 16
Telephone/fax/web transactions                                              20
Disruptive transfer activity                                                20
Termination of the Contract                                                 21

                                                            Table of contents  i

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5. DESCRIPTION OF THE GUARANTEED INTEREST ACCOUNT
   WITH MARKET VALUE ADJUSTMENT                                             22
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General                                                                     22
Guaranteed Interest Account with Market Value Adjustment                    22
Allocations to the Guaranteed Interest Account with Market
     Value Adjustment                                                       22
Specified interest rates and the accumulation periods                       22
Surrenders, transfers or loans                                              24
The Market Value Adjustment                                                 24
Investments                                                                 25



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6.  SURRENDERS                                                              26
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7. LOANS                                                                    27
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8. DEATH BENEFIT                                                            28
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Death benefit provided by the Contract                                      28
Earnings increase death benefit                                             29
Election and effective date of election                                     30
Payment of death benefit proceeds                                           30



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9. CHARGES AND DEDUCTIONS                                                   31
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Deductions from Purchase Payments                                           32
Charges against Fund Value                                                  32
Deductions from Fund Value                                                  32



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10. ANNUITY PROVISIONS                                                      35
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Annuity payments                                                            35
Guaranteed minimum annuity payments                                         35
Election and change of settlement option                                    35
Settlement options                                                          36
Frequency of annuity payments                                               36
Additional provisions                                                       36



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11. OTHER PROVISIONS                                                        38
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Ownership                                                                   38
Provision required by Section 72(s) of the Code                             38
Provision required by Section 401(a)(9) of the Code                         38
Secondary annuitant                                                         39
Assignment                                                                  39
Change of beneficiary                                                       39
Substitution of securities                                                  39
Changes to Contracts                                                        39
Change in operation of MONY America Variable Account A                      39

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12. VOTING RIGHTS                                                           41
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13. DISTRIBUTION OF THE CONTRACTS                                           42
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14. FEDERAL TAX STATUS                                                      44
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Introduction                                                                44
Taxation of annuities in general                                            44
Retirement plans                                                            45
Tax treatment of the Company                                                45



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15. ADDITIONAL INFORMATION AND INCORPORATION OF
     CERTAIN INFORMATION BY REFERENCE                                       46
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16. LEGAL PROCEEDINGS                                                       47
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17. FINANCIAL STATEMENTS                                                    48
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APPENDICES
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A -- Benefit option packages, table of fees, examples and charges and deductions for contracts issued in the State of Washington A-1

B -- Condensed financial information                                       B-1

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STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
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ii  Table of contents

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1. Summary of the Contract


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This summary provides you with a brief overview of the more important aspects of your Contract, including the Guaranteed Interest Account with Market Value Adjustment. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this summary and in your Contract. This summary and the entire prospectus will describe the part of the Contract involving MONY America Variable Account A. The prospectus also briefly will describe the Guaranteed Interest Account with Market Value Adjustment and the portfolios offered by AIM Variable Insurance Funds, AXA Premier VIP Trust, EQ Advisors Trust, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, ProFunds VP and The Universal Institutional Funds, Inc. See applicable fund prospectuses for more detailed information about the portfolios offered by the Funds.



DEFINITIONS

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Specialized terms will be defined on the page where they first appear enclosed in a box.
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PURPOSE OF THE CONTRACT



The Contract is an Individual Flexible Payment Variable Annuity Contract (the "Contract" or "Contracts"). The Contract is no longer being sold. We will continue to accept Purchase Payments under existing Contracts.


The Contract is designed to allow an owner to make Purchase Payments to the Company under the Contract. Those Purchase Payments are allocated at the owner's choice among the subaccounts of MONY America Variable Account A and the Guaranteed Interest Account with Market Value Adjustment. Those Purchase Payments can accumulate for a period of time and create fund value for the owner. The owner can choose the length of time that such Purchase Payments may accumulate. The owner may choose at some point in the future to receive annuity benefits based upon that accumulated fund value.


An owner uses the Contract's design to accumulate fund value for various purposes including retirement or to supplement other retirement programs. Some of these retirement programs (the "Qualified Plans") may qualify for federal income tax advantages available under certain sections of the Internal Revenue Code (the "Code"). Sections 401,403 (other than Section 403(b)), 408, 408A and 457, for example.


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QUALIFIED PLANS -- Retirement plans that may receive favorable tax treatment under certain Sections of the Code.
QUALIFIED CONTRACTS -- Contracts issued under Qualified Plans.
NON-QUALIFIED CONTRACTS -- Contracts not issued under Qualified Plans.
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The Contract is also designed to allow the owner to request payments of part or all of the accumulated fund values before the owner begins to receive annuity benefits. This payment may result in the imposition of a surrender charge and a market value adjustment. The market value adjustment will not apply to Contracts issued in certain states. These payments also may be subject to a contract charge and/or income or other taxes.


PURCHASE PAYMENTS AND FUND VALUE

You may allocate your Purchase Payments to one or more of the subaccounts of MONY America Variable Account A that are available under the Contract and/or to the Guaranteed Interest Account with Market Value Adjustment. The Purchase Payments you allocate among the various subaccounts of MONY America Variable Account A may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. There is no guarantee that the value of the Purchase Payments you allocate to any of the subaccounts of MONY America Variable Account A will increase or that the Purchase Payments you make will not lose value.


MINIMUM PURCHASE PAYMENTS

The minimum Purchase Payment for individuals varies depending upon the purchaser of the Contract, the method of paying the Purchase Payments and the benefit option package selected. (See "Payment and allocation of Purchase Payments.")

Additional Purchase Payments may be made at any time.


MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A is a separate investment account of MONY Life Insurance Company of America (the "Company"). MONY America Variable Account A's assets are owned by the Company, but are not chargeable with liabilities arising from any other business the Company conducts.

The subaccounts of MONY America Variable Account A invest in shares of the Funds at their net asset value. (See "The Funds"). Owners bear the entire investment risk for all amounts allocated to MONY America Variable Account A subaccounts.

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FUND -- Any open-end management investment company or unit investment trust in which a subaccount invests.
OWNER -- The person so designated in the application to whom all rights, benefits, options and privileges apply while the Annuitant is living. If a Contract has been absolutely assigned, the assignee becomes the Owner.
PURCHASE PAYMENT -- An amount paid to the Company by the Owner or on the
Owner's behalf as consideration for the benefits provided by the Contract.
NET PURCHASE PAYMENT -- Purchase Payment less any applicable tax charge.
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GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

The Guaranteed Interest Account with Market Value Adjustment is part of the Company's general account ("General Account"). It consists


                                                      Summary of the Contract  1

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of all the Company's assets other than assets allocated to separate investment accounts of the Company. Net Purchase Payments allocated to the Guaranteed Interest Account with Market Value Adjustment will be credited with interest at rates guaranteed by the Company for specified periods. (See "Description of the Guaranteed Interest Account with Market Value Adjustment".)

The Guaranteed Interest Account with Market Value Adjustment is designed to provide you with an opportunity to receive a guaranteed fixed rate of interest. You can choose the period of time over which the guaranteed fixed rate of interest will be paid. That period of time is known as the Accumulation Period.

The Guaranteed Interest Account with Market Value Adjustment is also designed to provide you with the opportunity to transfer part or all of the Guaranteed Interest Account with Market Value Adjustment to the Subaccounts available to you under the Contract. It is also designed to provide you with the opportunity to surrender part or all of the Guaranteed Interest Account with Market Value Adjustment before the end of the Accumulation Period. If you ask us to transfer or surrender part or all of the Guaranteed Interest Account, we may apply a market value adjustment ("MVA"). This adjustment may be positive, negative, or zero.

You may allocate all or part of your Purchase Payments to the Guaranteed Interest Account with Market Value Adjustment.


THE ACCUMULATION PERIODS

There are 4 different Accumulation Periods currently available: a 3-year Accumulation Period, a 5-year Accumulation Period, a 7-year Accumulation Period, and a 10-year Accumulation Period. Certain states limit contracts to a 1-year Accumulation Period. You may allocate initial or additional Purchase Payments made under the Contract to one or more Accumulation Periods. You may also ask us to transfer Fund Values from the Subaccounts available under the Contract to one or more of the Accumulation Periods subject to any applicable MVA. There is no minimum amount required for allocation or transfer to an Accumulation Period. (See "Allocations to the Guaranteed Interest Account with Market Value Adjustment.")

Each Accumulation Period starts on the Business Day that falls on, or next follows, the date on which allocations are made and Purchase Payments are received or Fund Values are transferred. Each Accumulation Period ends on the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period (the "Maturity Date"). This means that the Accumulation Period for a 3, 5, 7 or 10 year Accumulation Period may be up to 31 days shorter than 3, 5, 7 or 10 years, respectively. (See "Specified interest rates and the accumulation periods.")


CREDITING OF INTEREST

The Company will credit amounts allocated to an Accumulation Period with interest at an annual rate not less than 3.50%. This interest rate is referred to as the Specified Interest Rate. It will be credited for the duration of the Accumulation Period. Specified Interest Rates for each Accumulation Period are declared periodically at the sole discretion of the Company. (See "Specified interest rates and the accumulation periods.")

At least 15 days and at most 45 days prior to the Maturity Date of an Accumulation Period, Owners having Fund Values allocated to such Accumulation Periods will be notified of the impending Maturity Date. Owners will then have the option of directing the surrender or transfer (including transfers for the purpose of obtaining a Loan) of the Fund Value within 30 days before the end of the Accumulation Period without application of any MVA.

The Specified Interest Rate will be credited to amounts allocated to an Accumulation Period, so long as such allocations are neither surrendered nor transferred prior to the Maturity Date for the Allocation Period. The Specified Interest Rate is credited daily, providing an annual effective yield. (See "Specified interest rates and the accumulation periods.")


THE MARKET VALUE ADJUSTMENT

Amounts that are surrendered or transferred (including transfers for the purpose of obtaining a Loan) from an Accumulation Period more than 30 days before the Maturity Date will be subject to an MVA. An MVA will not apply upon payment of a death benefit upon the death of the annuitant. The MVA is determined through the use of a factor, which is known as the MVA Factor. This factor is discussed in detail in the section entitled "The Market Value Adjustment." The MVA could cause an increase or decrease or no change at all in the amount of the distribution from an Accumulation Period.

A market value adjustment will not be imposed on contracts issued in Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas and Washington; however, restrictions on transfers apply in these States. The adjustment can be either a positive or negative adjustment. No adjustment is made for the amount withdrawn or transferred within 30 days before the end of the accumulation period.

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FUND VALUE -- The aggregate dollar value as of any Business Day of all amounts accumulated under each of the subaccounts, the Guaranteed Interest Account, and the loan account of the Contract. If the term Fund Value is preceded or followed by the terms subaccount(s), the Guaranteed Interest Account, and the loan account, or any one or more of those terms, Fund Value means only the Fund Value of the subaccount, the Guaranteed Interest Account or the loan account, as the context requires.
BUSINESS DAY -- Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions.

MONTHLY CONTRACT ANNIVERSARY -- The date of each month corresponding to the Effective Date of the Contract. For example, for a Contract with a June 15 Effective Date, the Monthly Contract Anniversary is the 15th of each month. If a Contract's Effective Date falls on the 29th, 30th or 31st day of a month, the Monthly Contract Anniversary will be the earlier of that day or the last day of the particular month in question.
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2  Summary of the Contract

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BENEFIT OPTION PACKAGES

There are two benefit option packages under Contracts issued in the state of Washington--see Appendix A for a table summarizing the benefit option packages. Each benefit option package is distinct. You select a benefit option package at the time of application. Once a selection is made, you may not transfer from one benefit option package to another.



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                             Option 1                          Option 2                           Option 3***
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Mortality and expense risk   Current annual rate--1.20%        Current annual rate--1.70%         Current annual rate--2.35%
charge                       Maximum annual rate--1.40%        Maximum annual rate--1.95%         Maximum annual rate--2.80%
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Death benefit on death of    The greater of:                   The greatest of:                   The greatest of:
annuitant                    (1) The Fund Value less any       (1) The Fund Value less any        (1) The Fund Value less any
                             outstanding debt on the date      outstanding debt on the date       outstanding debt on the date
                             due proof of the Annuitant's      due proof of the Annuitant's       due proof of the Annuitant's
                             death is received by the          death is received by the           death is received by the
                             Company                           Company                            Company

                             or                                or                                 or
                             (2) The Purchase Payments paid,   (2) The Purchase Payments paid,    (2) The Purchase Payments paid,
                             reduced proportionately by each   reduced proportionately by each    reduced proportionately by each
                             partial surrender (reflecting     partial surrender (reflecting      partial surrender (reflecting
                             any market value adjustment and   any market value adjustment and    any market value adjustment and
                             any surrender charge) and less    any surrender charge) and less     any surrender charge) and less
                             any outstanding debt.*            any outstanding debt.*             any outstanding debt.*

                                                               or                                 or
                                                               (3) Step Up Value (See "Death      (3) Step Up Value (See "Death
                                                               benefit").                         Benefit") or (4) Roll Up Value
                                                                                                  (See "Death benefit").
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Earnings increase amount     Not Available                     The amount of the Earnings         The amount of the Earnings
added to death benefit                                         Increase depends upon the age      Increase depends upon the age
                                                               of the Annuitant on the            of the Annuitant on the
                                                               Contract's Effective Date.         Contract's Effective Date.
                                                               If the Annuitant was age 69 or     If the Annuitant was age 69 or
                                                               younger on the Contract's          younger on the Contract's
                                                               Effective Date, the Earnings       Effective Date, the Earnings
                                                               Increase Amount is equal to 40%    Increase Amount is equal to 40%
                                                               of the lesser of:                  of the lesser of:
                                                               (1) Net Purchase Payments;         (1) Net Purchase Payments;
                                                               or                                 or
                                                               (2) Fund Value minus Purchase      (2) Fund Value minus Purchase
                                                               Payments.**                        Payments.**
                                                               If the Annuitant was age 70 or     If the Annuitant was age 70 or
                                                               older on the Contract's            older on the Contract's
                                                               Effective Date, the Earnings       Effective Date, the Earnings
                                                               Increase Amount is equal to 25%    Increase Amount is equal to 25%
                                                               of the lesser of:                  of the lesser of:
                                                               (1) Net Purchase Payments;         (1) Net Purchase Payments;
                                                               or                                 or
                                                               (2) Fund Value minus Purchase      (2) Fund Value minus Purchase
                                                               Payments.**                        Payments.**
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Guaranteed minimum           Not Available                     Not Available                      If certain conditions are met,
annuity payments                                                                                  the Guaranteed Annuitization
                                                                                                  Value may be used to provide
                                                                                                  guaranteed minimum annuity
                                                                                                  payments that are greater than
                                                                                                  annuity payments that would be
                                                                                                  provided by the Contract's Fund
                                                                                                  Value or Cash Value, as
                                                                                                  applicable.
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                                                      Summary of the Contract 3

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                             Option 1                          Option 2                           Option 3***
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Minimum initial Purchase     Qualified Contracts--The          Qualified Contracts--The           Qualified Contracts--the
Payment                      minimum Purchase Payment for      minimum Purchase Payment for       minimum Purchase Payment for
                             Qualified Plans is the same for   Qualified Plans is the same for    Qualified Plans is the same for
                             all three options. (See           all three options. (See            all three options. (See
                             "Detailed information about the   "Detailed information about the    "Detailed information about the
                             contract.")                       contract.")                        contract.")
                             Non-Qualified Contracts--$5,000   Non-Qualified Contracts--$10,000   Non-Qualified Contracts--$10,000
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Annuitant Issue age          Qualified Contracts--0-85         Qualified Contracts--0-79          Qualified Contracts--0-79
                             Non-Qualified Contracts--0-85     Non-Qualified Contracts--0-79      Non-Qualified Contracts--0-79
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Annual contract charge       Current charge is $30.            Current charge is $0. The          Current charge is $0.
                             The annual contract charge may    annual contract charge may be      The annual contract charge may
                             be increased to a maximum of      increased to a maximum of $50      be increased to a maximum of
                             $50 ($30 in certain states) on    ($30 in certain states) on 30      $50 ($30 in certain states) on
                             30 days written notice.           days written notice.               30 days written notice.
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* In the calculations of the death benefit, for each partial surrender, the proportionate reduction is equal to the amount of that partial surrender and any surrender charge and any market value adjustment divided by the Fund Value immediately before that partial surrender, multiplied by the Purchase Payments paid before that partial surrender. Depending on your state, for Contracts purchased prior to July 22, 2003, the death benefit is the greater of: (1) The Fund Value less any outstanding debt on the date due proof of the Annuitant's death is received by the Company, or (2) The Purchase Payments paid, less any partial surrenders and their surrender charges minus any outstanding debt, and plus or minus any Market Value Adjustment.

** The payments and values described in (1) and (2) do not include Purchase Payments made during the 12-month period immediately prior to the date due proof of death is received by the Company and reflect any partial surrenders made including any applicable market value adjustment and surrender charge, and less any outstanding debt.


***  As of November 29, 2004, Option 3 is no longer available for new business.

4 Summary of the Contract

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TRANSFER OF FUND VALUE

You may transfer fund value among the subaccounts and to or from the Guaranteed Interest Account with Market Value Adjustment. Transfers from the Guaranteed Interest Account with Market Value Adjustment may be subject to a market value adjustment for Contracts issued in certain states. Transfers may be made by telephone, facsimile or via the web if the proper form or the telephone/facsimile/web authorization on a Contract application has been completed, signed, and received by the Company at its Operations Center. Transfers by telephone, facsimile or via the web are subject to the Company's rules and conditions for such privilege. (See "Transfers.")


LOANS

If your Contract permits, you may borrow up to 50% of your Contract's Fund Value from the Company. Your Contract will be the only security required for the loan. Contracts issued to 401(k) plans are generally the only Contracts which permit loans. An amount equal to the amount of the loan is transferred to the loan account as security for the loan. The loan account is part of the Company's General Account.

We will charge you interest on the amount borrowed. If you do not pay the interest when due, the amount due plus any accrued interest will be added to the outstanding debt.


SURRENDERS

You may surrender all or part of the Contract at any time and receive its Cash Value while the Annuitant is alive prior to the annuity starting date. We may impose a surrender charge and market value adjustment (if applicable). A partial surrender may reduce your death benefit proportionately by the same percentage that the surrender (including any surrender charge and any market value adjustment, if applicable) reduced Fund Value. The amounts you receive upon surrender may be subject to income taxes and a 10% penalty tax if you are younger than 59-1/2 at the time of surrender. (See "Federal tax status.")


CHARGES AND DEDUCTIONS

The Contract provides for the deduction of various charges and expenses from the fund value of the Contract.

We pay compensation to brokers-dealers who sell the Contracts. (For a discussion of this compensation, see "Distribution of the contracts.")


RIGHT TO RETURN CONTRACT PROVISION


This information is no longer applicable, as these Contracts are no longer available to new purchasers. You have the right to examine the Contract when you receive it. You may return the Contract for any reason during the right to return contract period (usually within ten days from the day you receive it). You will receive the Purchase Payments received by the Company, less any partial surrenders you make. During the "right to return contract period," Purchase Payments will be retained in the Company's General Account and will earn interest at a rate not less than 3.50% per year. If you have not returned the Contract at the end of the right to return contract period, we transfer the Net Purchase Payments with interest to the subaccounts and/or the Guaranteed Interest Account.


DEATH BENEFIT

If the Annuitant (and the Secondary Annuitant, if any) dies before the annuity starting date, the Company will pay a death benefit to the Beneficiary. The death benefit will depend upon the benefit option package in effect on the date the Annuitant dies. If the Annuitant dies after annuity payments start, no death benefit is payable except as may be payable under the settlement option selected. (See "Death benefit".)

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ANNUITANT -- The person upon whose continuation of life any annuity payment depends.

SECONDARY ANNUITANT -- The party designated by the Owner to become the Annuitant, subject to certain conditions, on the death of the Annuitant.

BENEFICIARY -- The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Secondary Annuitant.

ANNUITY STARTING DATE -- Attainment of age 95, or at the discretion of the
Owner of the Contract, an earlier date that is at least ten years from the Effective Date of the Contract.
--------------------------------------------------------------------------------

                                                      Summary of the Contract  5

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FEE TABLES*

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer fund value between investment options or, for Contracts funding 401(k) plans only, take a loan. A charge for taxes may also be deducted.


--------------------------------------------------------------------------------
Owner Transaction Expenses:
--------------------------------------------------------------------------------
Maximum deferred sales load (surrender charge)                  7.00%(1)
(as a percentage of Fund Value surrendered)
--------------------------------------------------------------------------------
Loan interest spread (effective annual rate)                    2.50%(2)
--------------------------------------------------------------------------------
Maximum transfer charge                                         $  25(3)
--------------------------------------------------------------------------------

The next table describes the fees and expense that you will pay periodically during the time that you own the Contract, not including Fund portfolio company fees and expenses.

--------------------------------------------------------------------------------
Maximum annual contract charge                                  $  50(4)
--------------------------------------------------------------------------------
Separate Account Annual Expenses (as a percentage of average annual Fund Value in MONY America Variable Account A):
--------------------------------------------------------------------------------
 Option 1
--------------------------------------------------------------------------------
  Maximum mortality and expense risk fees                       1.40%(5)
--------------------------------------------------------------------------------
  Total separate account annual expenses                        1.40%(5)
--------------------------------------------------------------------------------
 Option 2
--------------------------------------------------------------------------------
  Maximum mortality and expense risk fees                       1.95%(6)
--------------------------------------------------------------------------------
  Total separate account annual expenses                        1.95%(6)
--------------------------------------------------------------------------------
 Option 3(7)
--------------------------------------------------------------------------------
  Maximum mortality and expense risk fees                       2.80%(8)
--------------------------------------------------------------------------------
  Total separate account annual expenses                        2.80%(8)
--------------------------------------------------------------------------------

* For the table of fees applicable to Contracts issued in the State of Washington, see Appendix A.

(1) The surrender charge percentage, which reduces to zero, is determined by the Contract Year in which the surrender occurs.

     The surrender charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of the surrender charge. (See "Charges against fund value -- Free partial surrender amount.")

(2) The loan interest spread is the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts held in the loan account to secure loans.

(3) The transfer charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer which will not exceed $25 (except for contracts issued in the states of South Carolina and Texas, where it will not exceed $10). (See "Deductions from fund value -- Transfer charge.")

(4) The annual contract charge for Option 1 is currently $30. The annual contract charge for Option 2 and Option 3 is currently $0. However, the Company may in the future change the amount of the charge to an amount not exceeding $50 per Contract Year (except for Contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington where the charge may not exceed $30). (See "Deductions from fund value -- Annual contract charge.")

(5) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 1.20% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.40%) from the value of the net assets of MONY America Variable Account A.

(6) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 1.70% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.95%) from the value of the net assets of MONY America Variable Account A.

(7)  As of November 29, 2004, Option 3 is no longer available for new business.

(8) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 2.35% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 2.80%) from the value of the net assets of MONY America Variable Account A.



The next item shows the minimum and maximum total operating expenses charged by the portfolio companies for the year ended December 31, 2008. You may pay portfolio company operating expenses periodically during the time that you own the Contract. Certain variable investment options invest in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). More detail concerning each Fund portfolio company's fees and expenses is contained in the prospectus for each portfolio.


6 Summary of the Contract

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------------------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses:                                                   Minimum     Maximum
------------------------------------------------------------------------------------------------------------------
Expenses that are deducted from portfolio company assets, including management fees,  0.45%       1.79%
  distribution and/or services fees (12b-1 fees), and other expenses
------------------------------------------------------------------------------------------------------------------


EXAMPLE


This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, contract fees, separate account annual expense, and Fund fees and expenses for the year ended December 31, 2008.


The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year. The example assumes the maximum contract charges and annual expenses of any of the Fund portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.   a.   If you surrender your Contract at the end of the applicable time period (assuming maximum fees and expenses of any of the Fund portfolios):


--------------------------------------------------------------------------------
                         1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
          Option 1      $1,010        $1,691        $2,387        $3,941
          Option 2      $1,060        $1,839        $2,628        $4,405
          Option 3      $1,138        $2,063        $2,987        $5,067
--------------------------------------------------------------------------------


     b. If you surrender your Contract at the end of the applicable time period (assuming minimum fees and expenses of any of the Fund port folios):


--------------------------------------------------------------------------------
                         1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
          Option 1      $  885        $1,319        $1,770        $2,686
          Option 2      $  936        $1,474        $2,028        $3,223
          Option 3      $1,015        $1,708        $2,414        $3,993
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                         1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
          Option 1       $371         $1,129        $1,906        $3,941
          Option 2       $426         $1,287        $2,161        $4,405
          Option 3       $509         $1,525        $2,539        $5,067
--------------------------------------------------------------------------------


     b. If you do not surrender your Contract (assuming minimum fees and expenses of any of the Fund portfolios):


--------------------------------------------------------------------------------
                          1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
          Option 1       $238         $  733        $1,255        $2,686
          Option 2       $293         $  898        $1,528        $3,223
          Option 3       $377         $1,146        $1,934        $3,993
--------------------------------------------------------------------------------


3.   a.   If you annuitize your Contract and the proceeds are settled under
          Settlement Options 3 or 3A (life income with annuity options) (assum ing maximum fees and expenses of any of the Fund portfolios):


--------------------------------------------------------------------------------
                          1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
          Option 1      $1,010        $1,129        $1,906        $3,941
          Option 2      $1,060        $1,287        $2,161        $4,405
          Option 3      $1,138        $1,525        $2,539        $5,067
--------------------------------------------------------------------------------


                                                       Summary of the Contract 7

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     b. If you annuitize your Contract and the proceeds are settled under Settlement Options 3 or 3A (life income with annuity options) (assuming minimum fees and expenses of any of the Fund portfolios):


--------------------------------------------------------------------------------
                         1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
          Option 1      $  885        $  733        $1,255        $2,686
          Option 2      $  936        $  898        $1,528        $3,223
          Option 3      $1,015        $1,146        $1,934        $3,993
--------------------------------------------------------------------------------


4.   a.   If you annuitize your Contract and the proceeds are settled under
          Settlement Options 1, 2 or 4 (annuity income without life contingen cies) (assuming maximum fees and expenses of any of the Fund portfolios):


--------------------------------------------------------------------------------
                         1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
          Option 1      $1,010        $1,691        $2,387        $3,941
          Option 2      $1,060        $1,839        $2,628        $4,405
          Option 3      $1,138        $2,063        $2,987        $5,067
--------------------------------------------------------------------------------


     b. If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2 or 4 (annuity income without life contingen cies) (assuming minimum fees and expenses of any of the Fund portfolios):


--------------------------------------------------------------------------------
                         1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
          Option 1      $  885        $1,319        $1,770        $2,686
          Option 2      $  936        $1,474        $2,028        $3,223
          Option 3      $1,015        $1,708        $2,414        $3,993
--------------------------------------------------------------------------------


For the purposes of the Fee Tables and the Example, we assume that the Contract is owned during the accumulation period. On and after the annuity starting date, different fees and charges will apply. (See "Charges and Deductions.")


OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through the same distributor. Upon request, your registered representative can show you information regarding other annuity contracts that he or she distributes. You can also contact us to find out more about any MONY Life Insurance Company of America annuity contracts.


CONDENSED FINANCIAL INFORMATION


Please see Appendix B at the end of this prospectus for the unit values and the number of units outstanding as of the end of the period shown for each of the variable investment options available as of December 31, 2008.


8 Summary of the Contract

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2. Who is MONY Life Insurance Company of America?

--------------------------------------------------------------------------------

MONY LIFE INSURANCE COMPANY OF AMERICA

e are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, and under its other arrangements with the Company and parent, AXA exercises significant influence over the operations and capital structure of the Company and its parent. AXA holds its interest in the Company through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc., AXA Equitable Financial Services, LLC, and MONY Life Insurance Company, a life insurance company. The Company is obligated to pay all amounts that are promised to be paid under the contracts. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $543.2 billion in assets as of December 31, 2008. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, the U.S. Virgin Islands and Puerto Rico. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

HOW TO REACH US


To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your Contract or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone/ Fax/Web Transactions" for effective dates for processing telephone, Internet, and facsimile requests, later in this prospectus. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.



--------------------------------------------------------------------------------
BY MAIL:
--------------------------------------------------------------------------------

For contract owner inquiries, write our Operations Center:
MONY Life Insurance Company of America
Policyholder Services
100 Madison Street
Syracuse, New York 13202



--------------------------------------------------------------------------------
BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------


Customer service representatives are available weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time at 1-800-487-6669.



--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------


If you are an AXA Advisors client, our Website is www.axaonline.com. All other clients may access Online Account Access by visiting our other Website at www.axa-equitable.com. Our Websites provide access to account information and customer service. After enrolling and setting up a password, you can view account details, perform certain transactions, print customer service forms and find answers to Frequently Asked Questions (FAQs).

You can also change your allocation percentages, transfer among investment options, make a payment, and/or change your address (1) by toll-free phone, (2) over the Internet, through Online Account Access, or (3) by writing our Operations Center. For more information about the transaction requests you can make by phone, fax or internet, see "Telephone/fax/web transactions" later in this prospectus.



MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A is a separate investment account of the Company. Presently, only Purchase Payments for individual flexible payment variable annuity contracts are permitted to be allocated to MONY America Variable Account A. The assets in MONY America Variable Account A are kept separate from the General Account assets and other separate accounts of the Company.

The Company owns the assets in MONY America Variable Account A. The Company is required to keep assets in MONY America Variable Account A that equal the total market value of the contract liabilities funded by MONY America Variable Account A. Realized or unrealized income gains or losses of MONY America Variable Account A are credited or charged against MONY America Variable Account A assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the contracts are assets of MONY America Variable Account A. MONY America Variable Account A assets are not chargeable with liabilities of the Company's other businesses. The assets of MONY America Variable Account A are, however, available to cover the liabilities of our General Account to the extent that the assets of MONY America Variable Account A exceed the liabilities of the contracts supported by it. The amount of some of our obligations under the Contracts is based on the assets in MONY America Variable Account A. However, the obligations themselves are obligations of the Company.

MONY America Variable Account A was authorized by the Board of Directors of the Company and established under Arizona law on March 27, 1987. MONY America Variable Account A is registered under the Investment Company Act of 1940 ("the 1940 Act") and is registered and classified under that act as a "unit investment trust". The SEC, however, does not manage or supervise the Company or MONY America Variable Account A. Although MONY America Variable Account A is registered, the Securities and Exchange Commission (the "SEC") does not monitor the activity of MONY America Variable Account A on a daily basis. The Company is not required to register,

                               Who is MONY Life Insurance Company of America?  9

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and is not registered, as an investment company under the 1940 Act. A unit investment trust is a type of investment company. For state law purposes, MONY America Variable Account A is treated as a part or division of the Company.

MONY America Variable Account A is divided into subdivisions called subaccounts. Each subaccount invests only in shares of a designated portfolio of the Funds. For example, the EQ/Long Term Bond Subaccount invests solely in shares of the EQ Advisors Trust EQ/Long Term Bond Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. Income and realized and unrealized gains or losses from assets of each subaccount are credited to or charged against that subaccount without regard to income, gains or losses in the other subaccounts, our General Account, or any other separate accounts. We reserve the right to credit or charge a subaccount in a different manner if required, or appropriate, by reason of a change in the law. In the future, we reserve the right, in compliance with the laws that apply, to establish additional subaccounts; eliminate subaccounts; combine two or more subaccounts; transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any subaccount to another subaccount; restrict or eliminate any voting rights as to the MONY America Variable Account A; and cause one or more subaccounts to invest some or all of their assets in one or more other trusts or investment companies of MONY America Variable Account A if marketing needs, tax conditions or investment conditions warrant. Future subaccounts may invest in other portfolios of the Funds or in other securities, as permitted by applicable law. Any new subaccounts may be made available to existing contracts on a basis to be determined by us. If any of these changes are made, we may, by appropriate endorsement, change the Contract to reflect the change.

10  Who is MONY Life Insurance Company of America?

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3. The Funds

--------------------------------------------------------------------------------

Each available subaccount of MONY America Variable Account A will invest only in the shares of the Funds. There is a separate subaccount which corresponds to each portfolio of a Fund offered under the Contract. The Funds are registered with the SEC under the 1940 Act. The Funds, or any of them, may withdraw from sale any or all the respective portfolios as allowed by applicable law. Not all Funds may be available in all states or in all markets.

You should note that some portfolios have objectives and strategies that are substantially similar to those of certain funds that are purchased directly rather than under a variable insurance product such as the Contract. These portfolios may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include fees; the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.

The AXA Allocation Portfolios offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable Life Insurance Company ("AXA Equitable"), the investment manager of the AXA Premier VIP Trust and EQ Advisors Trust. AXA Advisors, LLC, an affiliated broker-dealer of the Company, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this Contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your Contract. Please see "Payment and allocation of Purchase Payment" in "Detailed information about the Contract" for more information about your role in managing your allocations.

For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the investment manager or sub-adviser(s), as applicable for each portfolio.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                 applicable)
------------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE
FUNDS -- SERIES I SHARES
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. FINANCIAL SERVICES   The fund's investment objective is capital growth.        Invesco Aim Advisors, Inc.
 FUND                                                                                   (sub-advised by advisory entities
                                                                                        affiliated with Invesco Aim
                                                                                        Advisors, Inc.)(+)
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. GLOBAL HEALTH CARE   The fund's investment objective is capital growth.        Invesco Aim Advisors, Inc.
 FUND                                                                                   (sub-advised by advisory entities
                                                                                        affiliated with Invesco Aim
                                                                                        Advisors, Inc.)(+)
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. TECHNOLOGY FUND      The fund's investment objective is capital growth.        Invesco Aim Advisors, Inc.
                                                                                        (sub-advised by advisory entities
                                                                                        affiliated with Invesco Aim
                                                                                        Advisors, Inc.)(+)
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS A AND CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION*    Seeks long-term capital appreciation.                     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE              Seeks a high level of current income.                     o AXA Equitable
 ALLOCATION*
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a        o AXA Equitable
 ALLOCATION*                  greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION*      Seeks long-term capital appreciation and current income.  o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,  o AXA Equitable
 ALLOCATION*                  with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------


                                                                   The Funds 11

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------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                 applicable)
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS A AND CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR    High total return through a combination of current         o Pacific Investment Management Company, LLC
 BOND                        income and capital appreciation.
                                                                                        o Post Advisory Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       Long-term growth of capital.                               o Eagle Asset Management, Inc.
 GROWTH
                                                                                        o Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST CLASS 1A
AND 1B SHARES
------------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION         Seeks long-term capital appreciation and current income.   o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL   Seeks to achieve long-term growth of capital.              o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE     Seeks to achieve capital appreciation and secondarily,     o BlackRock Investment Management LLC
 EQUITY                      income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY    Seeks to achieve a combination of growth and income to     o Boston Advisors, LLC
 INCOME                      achieve an above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY          Seeks to achieve long-term capital appreciation.           o Calvert Asset Management Company, Inc.
 RESPONSIBLE
                                                                                        o Bridgeway Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN          Seeks to achieve long-term growth of capital.              o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX           Seeks to provide a high total return consistent with mod-  o JPMorgan Investment Management Inc.
                             erate risk to capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND         Seeks to achieve capital appreciation.                     o GAMCO Asset Management Inc.
 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY       Seeks to maximize capital appreciation.                    o GAMCO Asset Management Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR       Seek to achieve long-term capital appreciation.            o Morgan Stanley Investment Management Inc.
 EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/GOVERNMENT SECURITIES     Seeks to maximize income and capital appreciation          o BlackRock Financial Management, Inc.
                             through investment in the highest credit quality debt
                             obligations.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS      Seeks to achieve capital appreciation.                     o AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LONG TERM BOND            Seeks to maximize income and capital appreciation          o BlackRock Financial Management, Inc.
                             through investment in long-maturity debt obligations.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND    Seeks capital appreciation and growth of income without    o Lord, Abbett & Co., LLC
 INCOME                      excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP       Seeks to achieve capital appreciation.                     o Lord, Abbett & Co., LLC
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX             Seeks to achieve long-term growth of capital.              o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET              Seeks to obtain a high level of current income, preserve   o The Dreyfus Corporation
                             its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL         Seeks to achieve capital appreciation.                     o Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND    Seeks maximum real return consistent with preservation     o Pacific Investment Management Company, LLC
                             of real capital and prudent investment management.
------------------------------------------------------------------------------------------------------------------------------------


12 The Funds

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------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                 applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST CLASS 1A
AND 1B SHARES
------------------------------------------------------------------------------------------------------------------------------------
EQ/SHORT DURATION BOND       Seeks to achieve current income with reduced volatility    o BlackRock Financial Management, Inc.
                             of principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX       Seeks to replicate as closely as possible (before the      o AllianceBernstein L.P.
                             deduction of Portfolio expenses) the total return of the
                             Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME     Seeks to achieve total return through capital              o UBS Global Asset Management
                             appreciation with income as a secondary consideration.       (Americas) Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP        Capital growth.                                            o Morgan Stanley Investment Management Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE    Seeks to provide above average current income and long-    o Morgan Stanley Investment Management Inc.
                             term capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARI-
ABLE INSURANCE PRODUCTS
TRUST -- CLASS 2
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES   Seeks to maximize income while maintaining prospects       Franklin Advisers, Inc.
 FUND                        for capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN RISING DIVIDENDS    Seeks long-term capital appreciation, with preservation    Franklin Advisory Services, LLC
 SECURITIES FUND             of capital as an important consideration.
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN ZERO COUPON FUND    Seeks to provide as high an investment return as is        Franklin Advisers, Inc.
 2010                        consistent with capital preservation.
------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES --
SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------------
FORTY PORTFOLIO**            Seeks long-term growth of capital.                         Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
OVERSEAS PORTFOLIO           Seeks long-term growth of capital.                         Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
TRUST(SM) -- INITIAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES      To seek total return.                                      Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE
ACCOUNT FUNDS -- SERVICE
CLASS
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL           Seeks to achieve capital appreciation.                     OppenheimerFunds, Inc.
SECURITIES FUND/VA
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE
TRUST -- ADMINISTRATIVE
CLASS
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO        Seeks to maximize total return, consistent with preserva-  Pacific Investment Management Company, LLC
 (UNHEDGED)                  tion of capital and prudent investment management.
------------------------------------------------------------------------------------------------------------------------------------
STOCKSPLUS GROWTH AND        An enhanced S&P 500 index strategy that seeks total        Pacific Investment Management Company, LLC
 INCOME PORTFOLIO***         return, which exceeds the return of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS VP
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP BEAR              Seeks daily investment results, before fees and expenses,  ProFund Advisors that correspond to the inverse (opposite) of the daily
                             performance of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------


                                                                    The Funds 13

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------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Investment Manager (or Sub-Adviser(s), as
Portfolio Name                Objective                                                 applicable)
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS VP
------------------------------------------------------------------------------------------------------------------------------------

PROFUND VP RISING RATES      Seeks daily investment results, before fees and expenses,  ProFund Advisors
 OPPORTUNITY                 that correspond to the one and one-quarter times
                             (125%) the inverse (opposite) of the daily price move-
                             ment of the most recently issued 30-year U.S. Treasury
                             Bond ("Long Bond").
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP ULTRABULL         Seeks daily investment results, before fees and expenses   ProFund Advisors
                             that correspond to twice (200%) the daily performance of
                             the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL
FUNDS, INC. -- SHARE CLASS I
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL VALUE EQUITY          Seeks long-term capital appreciation by investing prima-   Morgan Stanley Investment Management Inc.,
 PORTFOLIO                   rily in equity securities of issuers throughout the world, which does business in certain instances as
                             including U.S. issuers.                                    Van Kampen (sub-advised by Morgan Stanley
                                                                                        Investment Management Limited)
------------------------------------------------------------------------------------------------------------------------------------



+ It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim, Invesco Global and Invesco Institutional will be combined into a single entity, which will be named Invesco Advisers, Inc. The combined entity will serve as the fund's investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction.


*    The "AXA Allocation" portfolios.


** Unlike the other Funds, the Janus Aspen Forty Portfolio is a non-diversified, open-end management investment company. A nondiversified Fund may hold a larger position in a smaller number of securities than a diversified Fund. This means that a single security's increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified Fund than a diversified Fund.

*** Effective on or about July 17, 2009, this portfolio will be liquidated. Please see the attached Supplement for more information about this liquidation.


You should consider the investment objectives, risks and charges and expenses of the portfolios carefully before investing. Share classes, where applicable, are defined in the corresponding Fund prospectus. The prospectuses for the Fund contain this and other important information about the portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Fund prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-487-6669.

Each Owner should periodically review their allocation of Purchase Payments and Fund Values among the subaccounts and the Guaranteed Interest Account with Market Value Adjustment in light of their current objectives, the current market conditions, and the risks of investing in each of the Funds' various portfolios. A full description of the objectives, policies, restrictions, risks and expenses for each of the Funds' portfolios can be found in the prospectus for each of the Funds.

14 The Funds

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PURCHASE OF PORTFOLIO SHARES BY MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A will buy and redeem shares from the Funds at net asset value. Shares will be redeemed when needed for the Company to:

o    Collect charges under the Contracts;

o    Pay Cash Value on full surrenders of the Contracts;

o    Fund partial surrenders;

o    Provide benefits under the Contracts; or

o Transfer assets from one subaccount to another or between one or more subaccounts of MONY America Variable Account A and the Guaranteed Interest Account with Market Value Adjustment as requested by Owners.

Any dividend or capital gain distribution received from a portfolio of a Fund will be:

o    Reinvested immediately at net asset value in shares of that portfolio; or

o    Kept as assets of the corresponding subaccount.

--------------------------------------------------------------------------------
CASH VALUE -- The Contract's Fund Value, less (1) any applicable surrender charge, (2) any outstanding debt, and (3) any applicable market value adjustment.
--------------------------------------------------------------------------------

Shares of the Funds are not sold directly to the general public. They are sold to the Company, and may be sold to other insurance companies that issue variable annuity and variable life insurance contracts. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its portfolios both to variable annuity and to variable life insurance company separate accounts, it engages in mixed funding. When a Fund sells shares in any of its portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding. Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict.


The Boards of Directors or Trustees of each of the Funds monitors the respective Fund for the existence of material irreconcilable conflict between the interests of variable annuity Owners and variable life insurance Owners. The Boards shall report any such conflict to the boards of the Company and its affiliates. The Boards of Directors of the Company and its affiliates have agreed to be responsible for reporting any potential or existing mixed and shared funding conflicts to the Directors and Trustees of each of the relevant Funds. The Boards of Directors of the Company and its affiliates will remedy any conflict at their own cost. The remedy may include establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.


The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

                                                                   The Funds  15

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4. Detailed information about the Contract

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The Fund Value in MONY America Variable Account A and in the Guaranteed Interest Account with Market Value Adjustment provide many of the benefits of your Contract. The information in this section describes the benefits, features, charges and major provisions of the Contract and the extent to which those depend upon the Fund Value, particularly the Fund Value in MONY America Variable Account A. There may be differences in your Contract such as differences in fees, charges, and benefits because of the state where we issued your Contract. We will include any such differences in your Contract. If we issued your Contract in the State of Washington, please see Appendix A.


PAYMENT AND ALLOCATION OF PURCHASE PAYMENTS

ISSUE AGES

The issue ages for the two benefit option packages available under the Contract vary as per the table below. The maximum issue age of the Annuitant for Option 1 is 85. The maximum issue age of the Annuitant for Option 2 is 79. For Option 3, it was 79.


--------------------------------------------------------------------------------
                         Option 1      Option 2      Option 3*
--------------------------------------------------------------------------------
 Annuitant Issue
       Ages               0-85          0-79          0-79
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*    As of November 29, 2004, Option 3 is no longer available for new business.


ISSUANCE OF THE CONTRACT

Disclosure regarding contract issuance and minimum initial Purchase Payments is for informational purposes only. This Contract is no longer available to new purchasers.

The Contract is between you and the Company. The Contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your Contract. In the absence of a specific written arrangement to the contrary, you as the owner of the Contract, have the sole authority to make investment allocations and other decisions under the Contract. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your Contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

Individuals who want to buy a Contract must:

(1)  complete an application;

(2)  personally deliver the application to

     (a) a licensed agent of the Company who is also a registered representative of AXA Advisors, LLC or AXA Distributors, LLC (together, the "Distributors") who act as the principal underwriters for the Contracts, or

     (b) a licensed agent who is also a registered representative of a broker dealer which had been authorized by the Distributors to sell the Contract; and

(3)  pay the minimum initial Purchase Payment.

If we receive a completed application and all other information necessary for processing a purchase order at our Operations Center, we will apply your initial Purchase Payment no later than two Business Days after we receive the order. While attempting to finish an incomplete application, we may hold your initial Purchase Payment for no more than five Business Days. If an incomplete application cannot be completed within those five days, we will inform you of the reasons, and will return your Purchase Payment immediately (unless you specifically authorize us to keep it until the application is complete). Once you complete your application, we must apply the initial Purchase Payment within two Business Days. We will apply any additional Purchase Payments you make on the Business Day we receive them at our Operations Center.

The Contract may be used with certain tax qualified plans. The Contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this Contract does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Contract, you should purchase it for its death benefit, annuity benefits, and other non-tax related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether the Contract is an appropriate investment for you.

The minimum initial Purchase Payment for individuals varies depending upon the use of the Contract, the method of purchase and the benefit option package selected. The chart below shows the minimum initial Purchase Payment for each situation.

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------------------------------------------------------------------------------------------------------------------------------------
Use of Contract or Method of Making Purchase Payment                              Minimum Initial Purchase Payment
------------------------------------------------------------------------------------------------------------------------------------
Individual retirement accounts and annuities under Section 408 of the Code        $2,000
(other than Simplified Employee Pensions), including Roth IRAs under Section
408A of the Code (no longer available to new purchasers).
------------------------------------------------------------------------------------------------------------------------------------
Non-Qualified Contracts (no longer available to new purchasers).                  Option 1 -- $5,000
                                                                                  Option 2 -- $10,000
                                                                                  Option 3 -- $10,000
------------------------------------------------------------------------------------------------------------------------------------
H.R. 10 plans (self-employed individuals' retirement plans under Section 401 of   $  600
the Code) (no longer available to new purchasers) and Simplified Employee Pen-
sions under Section 408 of the Code (no longer available to new purchasers).
------------------------------------------------------------------------------------------------------------------------------------
Certain corporate or association retirement plans.                                $  600
------------------------------------------------------------------------------------------------------------------------------------
Annuity purchase plans sponsored by certain tax-exempt organizations, govern-     $  600
mental entities and deferred compensation plans under Section 457 of the Code.
------------------------------------------------------------------------------------------------------------------------------------
Payroll deduction and automatic checking account withdrawal plans.                Annualized rate of $600 (i.e., $600 per year,
                                                                                  $300 semiannually, $150 quarterly or $50 per
                                                                                  month)
------------------------------------------------------------------------------------------------------------------------------------
Government Allotment Plans                                                        $50 per month
------------------------------------------------------------------------------------------------------------------------------------

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GOVERNMENT ALLOTMENT PLANS -- Payroll deduction plans used for financial products by government employees.
--------------------------------------------------------------------------------

Additional Purchase Payments may be made at any time--before the annuity starting date as long as the Annuitant is living. However, for certain automatic payment plans, the smallest additional payment is $50.

The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments for such plans. In addition, the prior approval of the Company is needed before it will accept a Purchase Payment if that would cause Cumulative Purchase Payments, less any partial surrenders and their surrender charges and market value adjustments, to exceed $1,500,000.

The Company reserves the right to reject an application for any reason permitted by law.

Net Purchase Payments received before the Effective Date will be held in the Company's General Account and will be credited with interest at not less than 3.50% per year if:

(1)  the Contract is issued by the Company, and

(2)  the Contract is delivered to the Owner.

No interest will be paid if the Contract is not issued or if it is declined by the Owner.

These amounts will be held in that account pending end of the right to return contract period. (See below.)

--------------------------------------------------------------------------------
EFFECTIVE DATE -- The date the contract begins as shown in the Contract.
--------------------------------------------------------------------------------

TAX-FREE 'SECTION 1035' EXCHANGES


The Owner can generally exchange one annuity contract for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Similar rules may apply to changing the funding vehicle in a Qualified Plan. Before making the exchange, the Owner should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on the old contract. There will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, the Owner may have to pay federal income tax, and penalty taxes on the exchange. The Owner should not exchange another contract for this one unless he or she determines, after knowing all the facts, that the exchange is in the Owner's best interest and not just better for the person trying to sell the Owner this Contract (that person will generally earn a commission if the Owner buys this Contract through an exchange or otherwise).

RIGHT TO RETURN CONTRACT PROVISION


This information is no longer applicable as these Contracts are no longer available to new purchasers. The Owner may return the Contract during the right to return contract period (usually within 10 days) of the delivery date. The Contract must be returned to the Company or any agent of the Company. When the Company receives the Contract, it will be voided as if it were never in effect. Unless state law requires otherwise, the amount to be refunded is equal to the Purchase Payments received by the Company, less any partial surrenders you made. During the right to return contract period, Purchase Payments will be retained in the Company's General Account and will earn interest at a rate not less than 3.50% per year. If you have not returned the Contract at the end of the right to return contract period, we transfer the Net Purchase Payments with interest to the subaccounts and/or the Guaranteed Interest Account.


ALLOCATION OF PAYMENTS AND FUND VALUE

ALLOCATION OF PAYMENTS. On the application, the Owner may allocate Net Purchase Payments to any of the available subaccounts of MONY America Variable Account A or to the Guaranteed Interest Account with Market Value Adjustment. Net Purchase Payments (and any interest thereon) are held in the General Account if they are received before the end of the right to return contract period.

The portion of Net Purchase Payments allocated to the Guaranteed Interest Account with Market Value Adjustment will be held in the Guaranteed Interest Account with Market Value Adjustment of the General Account for the specified period selected and will be credited with interest at the rate declared by the Company for that specified period. The portion of Net Purchase Payments allocated to subaccounts of MONY America Variable Account A will earn 3.50% annual

                                     Detailed information about the Contract  17

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interest until the right to return contract period expires. (See "Right to return contract provision" above.) After the right to return Contract period has expired, the value of Net Purchase Payments allocated to subaccounts of MONY America Variable Account A will automatically be transferred to MONY America Variable Account A subaccount(s) according to the Owner's percentage allocation.

After the right to return contract period, under a non-automatic payment plan, if the Owner does not:

(1)  specify the amount to be allocated among subaccounts, or

(2)  specify the percentage to be allocated among subaccounts, or

(3)  the amount or percentage specified is incorrect or incomplete,

the Net Purchase Payments will be allocated under the Owner's most recent instructions on record with the Company. The percentage specified must not be less than 5% of the Net Purchase Payment. Allocation percentages must total 100%. For automatic payment plans, Net Purchase Payments will be allocated according to the Owner's most recent instructions on record.

The Owner may change the specified allocation formula for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone, facsimile or via the web subject to the rules of the Company and its right to terminate or modify telephone, facsimile or via the web allocation. The Company reserves the right to deny any telephone, facsimile or via the web allocation request. (See "Telephone/fax/web transactions.") Any such change, whether made in writing or by telephone, facsimile or via the web, will be effective seven days after we receive notice of the change in accordance with the requirements of state insurance departments and the Investment Company Act of 1940.

Contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington must maintain a minimum Fund Value balance of $2,500 in the Guaranteed Interest Account with Market Value Adjustment when an allocation to said account is chosen.

CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

When allocated Net Purchase Payments are received they are credited to subaccounts of MONY America Variable Account A in the form of units. The number of units is determined by dividing the dollar amount allocated to a particular subaccount by the unit value for that subaccount for the Business Day on which the Purchase Payment is received.

To determine the unit value of a subaccount on each Business Day, the Company takes the prior Business Day's unit value and multiplies it by the Net Investment Factor for the current Business Day. The Net Investment Factor is used to measure the investment performance of a subaccount from one Business Day to the next. The Net Investment Factor for each subaccount equals:

     (1) the net asset value per share of each Fund held in the sub account at the end of the current Business Day divided by

     (2) the net asset value per share of each Fund held in the sub account at the end of the prior Business day, minus

     (3) the daily mortality and expense risk charge and any other applicable charges adjusted for the number of calendar days in the period.

The unit value of these subaccounts may increase, decrease or remain the same from Business Day to Business Day. The unit value depends on the investment performance of the portfolio of the Fund in which the subaccount invests and any expenses and charges deducted from MONY America Variable Account A. The Owner bears the entire investment risk. Owners should periodically review their allocations of payments and values in light of market conditions and overall financial planning requirements.

CALCULATION OF GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT FUND
VALUE

Net Purchase Payments to be allocated to the Guaranteed Interest Account with Market Value Adjustment will be credited to the Accumulation Period chosen by the Owner on

     (1)  the date received at the Operations Center, or

     (2) if the day Net Purchase Payments are received is not a Busi ness Day, then on the next Business Day.

Interest will be credited daily.

CALCULATION OF FUND VALUE


The Contract's Fund Value will reflect:

     o The investment performance of the selected subac count(s) of MONY America Variable Account A.

     o Amounts credited (including interest) to the Guaran teed Interest Account with Market Value Adjustment.

     o    Any Net Purchase Payments.

     o    Any transfer charges.

     o    Any partial surrenders.

     o    Any outstanding debt.

     o All contract charges (including surrender charges and market value adjustments) imposed.


There is no guaranteed minimum Fund Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account with Market Value Adjustment. Because a Contract's Fund Value at any future date will be dependent on a number of variables, it cannot be predetermined.

The Fund Value will be computed first on the Effective Date and thereafter on each Business Day. On the Effective Date, the Contract's Fund Value will be the Net Purchase Payments received on or before the Effective Date plus any interest credited on those Payments during the period when Net Purchase Payments are held in the General Account. (See "Issuance of the Contract".)

After amounts allocated to the subaccounts are transferred from the General Account to MONY America Variable Account A, on each Business Day, the Contract's Fund Value will be computed as follows:

     (1) Determine the aggregate of the Fund Values attributable to the Contract in each of the subaccounts on that Business

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          Day. This is done by multiplying the subaccount's unit value on that date by the number of subaccount units allocated to the Contract. The computation of the Contract's Fund Value in the subaccount is done before any other Contract transactions on that Business Day.

     (2) Add any amount credited to the Guaranteed Interest Account with Market Value Adjustment before that Business Day. This amount is the aggregate of all Net Purchase Payments allocated to the Guaranteed Interest Account with Market Value Adjustment and:

          o    The addition of any interest credited.

          o    Addition or subtraction of any amounts transferred.

          o    Subtraction of any partial surrenders.

          o Subtraction of any contract charges, surrender charges, transfer charges, and any Market Value Adjustments

     (3) Add the value held in the loan account to secure contract loans and interest credited on that day on that amount;

     (4)  Add any Net Purchase Payment received on that Business Day;

     (5) Subtract any partial surrender amount (reflecting any surren der charge and Market Value Adjustment) made on that Business Day;

     (6) Subtract any annual contract charge and/or transfer charge deductible on that Business Day.

Regarding (1) above, for each subaccount we multiply the number of units credited to that subaccount by its unit Value on that Business Day. The multiplication is done before the purchase or redemption of any units on that Business Day.

If a transaction would ordinarily require that the Contract's Fund Value be computed for a day that is not a Business Day, the next following Business Day will be used.


TRANSFERS. You may transfer the value of the Contract among the subaccounts after the right to return contract period has expired by sending a proper written request to the Company's Operations Center. Transfers may be made by telephone, facsimile or via the web if proper authorization has been received at the Company's Operations Center. (See "Telephone/fax/web transactions.") Transfers will be executed at the net asset value next calculated by the Company if the transfer instruction is received and acknowledged by 4:00 p.m., Eastern Time on a day on which the New York Stock Exchange is open for business. If the New York Stock Exchange is not open for business on the day of receipt, the transfer instruction will be executed at the net asset value calculated at the close of business on the first day thereafter on which the New York Stock Exchange is open for business. Such transfers are subject to the Company's rules and conditions for such privilege. Currently, there are no limitations on the number of transfers between subaccounts. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.


Transfers may be postponed for any period during which

(1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

(3) an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

A transfer charge is not currently imposed on transfers. (See "Deductions from fund value -- Transfer charge.") However, the Company reserves the right to impose a charge which will not exceed $25 per transfer. If imposed the charge will be deducted from the first subaccount(s) or the Guaranteed Interest Account with Market Value Adjustment you designate funds to be transferred from. This charge is in addition to the amount transferred. All transfers in a single request are treated as one transfer transaction. A transfer resulting from the first reallocation of Fund Value at the end of the right to return contract period will not be subject to a transfer charge and transfers made at the end of an Accumulation Period of amounts allocated to the Guaranteed Interest Account with Market Value Adjustment (see below) will not be subject to a transfer charge. Under present law, transfers are not taxable transactions.

TRANSFERS INVOLVING THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT. Transfers may be made from the Guaranteed Interest Account with Market Value Adjustment at any time, but, if they are made before the end of the 3, 5, 7, or 10 year Accumulation Period there will be a market value adjustment for Contracts issued in most states. If the transfer request is received within 30 days before the end of the Accumulation Period, no market value adjustment will apply. If multiple Accumulation Periods are in effect, your transfer request must specify from which Accumulation Period(s) we are to make the transfer.

Contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington with fund value in the Guaranteed Interest Account with Market Value Adjustment must maintain a minimum Fund Value in the Guaranteed Interest Account with Market Value Adjustment of $2,500.

Please see "Payment and allocation of Purchase Payments" earlier in this section "Detailed information about the Contract" for more information about your role in managing your allocations.



PORTFOLIO REBALANCING. Our portfolio rebalancing program can help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you may instruct us to periodically reallocate values in your Contract. The program does not guarantee an investment gain or protect against an investment loss. You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Requesting a transfer while enrolled in our rebalancing program will automatically terminate your participation in the program. This means that your account will no longer be rebalanced on a


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periodic basis. You must provide us with written instructions if you wish your account to be rebalanced in the future.



TELEPHONE/FAX/WEB TRANSACTIONS

Prior allocation instructions may be changed or transfers requested by telephone, fax or via the web subject to the Company's guidelines (which we believe to be reasonable) and the Company's right to modify or terminate the telephone/fax/web privilege. The Company reserves the right to deny any telephone, fax or web request.


If all telephone lines are busy or the Internet is not available (for example, during periods of substantial market fluctuations), Owners may be unable to request telephone, fax or web allocation changes or transfers by telephone, fax or web. In such cases, an Owner would submit a written request.


We have adopted guidelines relating to changes of allocations and transfers by telephone, fax or web which, among other things, outlines procedures designed to prevent unauthorized instructions. If the Owner does not follow these procedures:

(1) the Company shall not be liable for any loss as a result of following fraudulent telephone, fax or web instructions; and

(2) the Owner will, therefore, bear the entire risk of loss due to fraudulent telephone, fax or web instructions.


A copy of the guidelines and our form for electing telephone/facsimile transfer privileges is available from your financial professional or by calling us at
(800) 487-6669, Monday through Friday, 9 a.m. to 5 p.m., Eastern Time. Web transfer privileges and a copy of the guidelines and forms are available online at www.axaonline.com. The telephone or fax allocation and transfer privileges may also be elected by completing the telephone or fax authorization. The Company's form or a Contract application with a completed telephone or fax authorization must be signed and received at the Company's Operations Center before telephone or fax allocation instructions will be accepted. To elect web allocation and transfer privileges, you must log on to www.axaonline.com, and register for online account access. This online application must be electronically signed and received by the Company via the internet before web transaction instructions will be accepted.


SPECIAL NOTE ON RELIABILITY. Please note that the internet or our telephone system may not always be available. Any system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transactions by writing our Operations Center.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the Contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The Contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and contract owners.


We currently require that any transfer request that would result in an aggregated transfer amount of $250,000 or more in a single day must be submitted in writing to our customer service office by U.S. mail (first class). Overnight mail is not permitted for those transfer requests. We monitor the $250,000 daily threshold on a monthly basis and combine transfer activities for all contracts with the same or related owner. We do not permit exceptions to this policy. We may change this policy, and any new or revised policy will apply to all Contract holders uniformly.


We offer subaccounts with underlying portfolios that are part of the AXA Premier VIP Trust and EQ Advisors Trust, as well as subaccounts with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and,

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collectively with the AXA Premier VIP Trust and EQ Advisors Trust, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity. Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a Contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the Contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the Contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.


Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


TERMINATION OF THE CONTRACT

The Contract will remain in effect until the earlier of:

(1)  the date the Contract is surrendered in full,

(2)  the date annuity payments start,

(3) the Contract Anniversary on which, after deduction for any annual contract charge then due, no Fund Value in the subaccounts and the Guaranteed Interest Account with Market Value Adjustment remains in the Contract, or

(4)  the date the death benefit is payable under the Contract.

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5. Description of the Guaranteed Interest Account with Market Value Adjustment

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GENERAL

The Guaranteed Interest Account with Market Value Adjustment is an allocation option available under the contract. The Guaranteed Interest Account with Market Value Adjustment may not be available in every state jurisdiction.

The guarantees associated with the Guaranteed Interest Account with Market Value Adjustment are borne exclusively by the Company. The guarantees associated with the Guaranteed Interest Account with Market Value Adjustment are legal obligations of the Company. Fund Values allocated to the Guaranteed Interest Account with Market Value Adjustment are held in the General Account of the Company. Amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. The Company has sole investment discretion over the investment of the assets of its General Account. Owners having allocated amounts to a particular Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment, however, will have no claim against any particular assets of the Company.

The Guaranteed Interest Account with Market Value Adjustment provides for a Specified Interest Rate, which is a guaranteed interest rate that will be credited as long as any amount allocated to the Guaranteed Interest Account with Market Value Adjustment is not distributed for any reason prior to the Maturity Date of the particular Accumulation Period chosen by the Owner. Generally, a 3-year Accumulation Period offers guaranteed interest at a Specified Interest Rate over three years, a 5-year Accumulation Period offers guaranteed interest at a Specified Interest Rate over five years, and so on. Because the Maturity Date is the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period, the Accumulation Period may be up to 31 days shorter than the 3, 5, 7 or 10 years, respectively.

Although the Specified Interest Rate will continue to be credited as long as Fund Value remains in an Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment prior to the Maturity Date of that Accumulation Period, surrenders or transfers (including transfers to the Loan Account as a result of a request by the Owner for a Loan) will be subject to a Market Value Adjustment, as described below. Market Value Adjustments do not apply upon annuitization under Settlement Option 3 or 3A.

Market Value Adjustments do not apply for partial or full surrenders or transfers requested within 30 days before the end of the Accumulation Period, nor to any benefits paid upon the death of the Annuitant. The Market Value Adjustment does apply to benefits paid upon death of the Owner. Market Value Adjustments also do not apply to Contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington. In addition, Contracts issued in these states must maintain a minimum Fund Value balance of $2,500 in the Guaranteed Interest Account with Market Value Adjustment when an allocation to this account is chosen.

GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT


The Guaranteed Interest Account with Market Value Adjustment is a part of the Company's General Account which consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including MONY America Variable Account A.

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MARKET VALUE ADJUSTMENT -- An amount added to or deducted from the amount surrendered or transferred from the Guaranteed Interest Account with Market Value Adjustment for contracts issued in certain states.

ACCUMULATION PERIOD -- Currently 3, 5, 7 and 10 years. The Accumulation Period starts on the Business Day that falls on, or next follows the date the Purchase Payment is transferred into the Guaranteed Interest Account with Market Value Adjustment and ends on the monthly Contract anniversary immediately prior to the last day of that Accumulation Period. (THE ACCUMULATION PERIOD IS LIMITED TO ONE YEAR FOR CONTRACTS ISSUED IN MARYLAND, THE COMMONWEALTH OF MASSACHUSETTS, NEW JERSEY, OKLAHOMA, OREGON, THE COMMONWEALTH OF PENNSYLVANIA, SOUTH CAROLINA, TEXAS AND WASHINGTON.)

CONTRACT YEAR -- Any period of twelve (12) months commencing with the Effective Date and each Contract Anniversary thereafter.

CONTRACT ANNIVERSARY -- An anniversary of the Effective Date of the Contract.
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ALLOCATIONS TO THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

There are three sources from which allocations to the Guaranteed Interest Account with Market Value Adjustment may be made:

(1) an initial Purchase Payment made under a Contract may be wholly or partially allocated to the Guaranteed Interest Account with Market Value Adjustment;

(2) a subsequent or additional Purchase Payment made under a Con tract may be partially or wholly allocated to the Guaranteed Interest Account with Market Value Adjustment; and

(3) amounts transferred from Subaccounts available under the Con tract may be wholly or partially allocated to the Guaranteed Interest Account with Market Value Adjustment.

There is no minimum amount of any allocation of either Purchase Payments or transfers of Fund Value to the Guaranteed Interest Account with Market Value Adjustment. The one (1) year Accumulation Period (which is limited to certain states in which there is no Market Value Adjustment), requires the Guaranteed Interest Account to have a minimum Fund Value of $2,500 when an allocation to said account is chosen.

SPECIFIED INTEREST RATES AND THE
ACCUMULATION PERIODS

SPECIFIED INTEREST RATES

The Specified Interest Rate, at any given time, is the rate of interest guaranteed by the Company to be credited to allocations made to the

22  Description of the Guaranteed Interest Account with Market Value Adjustment

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Accumulation Period for the Guaranteed Interest Account with Market Value Adjustment chosen by the Owner, so long as no portion of the allocation is distributed for any reason prior to the Maturity Date of the Accumulation Period. Different Specified Interest Rates may be established for the four different Accumulation Periods which are currently available (3, 5, 7 and 10 years). (The Accumulation Period is limited to one year for Contracts issued in Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas and Washington.)

The Company declares Specified Interest Rates for each of the available Accumulation Periods from time to time. Normally, new Specified Interest Rates will be declared monthly; however, depending on interest rate fluctuations, declarations of new Specified Interest Rates may occur more or less frequently. The Company observes no specific method in the establishment of the Specified Interest Rates, but generally will attempt to declare Specified Interest Rates which are related to interest rates associated with fixed-income investments available at the time and having durations and cash flow attributes compatible with the Accumulation Periods then available for the Guaranteed Interest Account with Market Value Adjustment. In addition, the establishment of Specified Interest Rates may be influenced by other factors, including competitive considerations, administrative costs and general economic trends. The Company has no way of predicting what Specified Interest Rates may be declared in the future and there is no guarantee that the Specified Interest Rate for any of the Accumulation Periods will exceed the guaranteed minimum effective annual interest rate of 3.50%. Owners bear the risk that the Specified Interest Rate will not exceed the guaranteed minimum rate.

The period of time during which a particular Specified Interest Rate is in effect for new allocations to the then available Accumulation Periods is referred to as the Investment Period. All allocations made to an Accumulation Period during an Investment Period are credited with the Specified Interest Rate in effect. An Investment Period ends only when a new Specified Interest Rate relative to the Accumulation Period in question is declared. Subsequent declarations of new Specified Interest Rates have no effect on allocations made to Accumulation Periods during prior Investment Periods. All such prior allocations will be credited with the Specified Interest Rate in effect when the allocation was made for the duration of the Accumulation Period selected.

Information concerning the Specified Interest Rates in effect for the various Accumulation Periods can be obtained by contacting an agent of the Company who is also a registered representative of AXA Advisors, LLC or by calling the following toll free telephone number: (800) 487-6669.

The Specified Interest Rate is credited on a daily basis to allocations made to an Accumulation Period elected by the Owner, resulting in an annual effective yield which is guaranteed by the Company, unless amounts are surrendered, transferred or paid out on death of Annuitant from that Accumulation Period for any reason prior to the Maturity Date for that Accumulation Period. The Specified Interest Rate will be credited for the entire Accumulation Period. If amounts are surrendered or transferred from the Accumulation Period for any reason prior to the Maturity Date, a Market Value Adjustment will be applied to the amount surrendered or transferred.

CREDITING OF INTEREST.

Any Net Purchase Payments you as Owner of the Contract allocate to the Guaranteed Interest Account with Market Value Adjustment will be credited with interest at the rate declared by the Company. The Company guarantees that the rate credited will not be less than 3.50% annually (0.0094%, compounded daily). You bear the risk that we will not declare interest in excess of that 3.50% rate. If you allocate Purchase Payments or transfer funds to the Guaranteed Interest Account, you will choose between Accumulation Periods of 3, 5, 7, or 10 years for Contracts issued in most states. The Accumulation Period is limited to one year for Contracts issued in Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas and Washington. Before the beginning of each calendar month, the Company will declare interest rates for each period, if those rates will be higher than the guaranteed rate. Each interest rate declared by the Company will be applicable for all Net Purchase Payments received or transfers from MONY America Variable Account A completed within the period during which it is effective. Amounts you allocate to the Accumulation Period you select will receive this interest rate for the entire Accumulation Period. Within 45 days, but not less than 15 days before the Accumulation Period expires, we will notify you of the new rates we are then declaring. When the period expires you can (1) elect a new Accumulation Period of 3, 5, 7, or 10 years (except in certain states where the Accumulation Period is limited to a one year period) or (2) you may elect to transfer the amounts allocated to the expiring Accumulation Period to MONY America Variable Account A. If you make no election, the entire amount allocated to the expiring Accumulation Period will automatically be held for an Accumulation Period of the same length. If that period will extend beyond the annuity starting date or if that period is no longer offered, the money will be transferred into the Money Market subaccount.


ACCUMULATION PERIODS

For each Accumulation Period, the Specified Interest Rate in effect at the time of the allocation to that Accumulation Period is guaranteed. An Accumulation Period always ends on a Maturity Date, which is the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period. Therefore, the Specified Interest Rate may be credited for up to 31 days less than the full 3, 5, 7 or 10 years. (The Accumulation Period is limited to one year for Contracts issued in Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas and Washington.)

For example, if the Effective Date of a Contract is August 10, 2000 and an allocation is made to a 10 year Accumulation Period on August 15, 2000 and the funds for a new Purchase Payment are received on that day, the Accumulation Period will begin on August 15, 2000 and end on August 10, 2010, during which period the Specified Interest Rate will be credited.

All Accumulation Periods for the 3, 5, 7, and 10 year Accumulation Periods, respectively, will be determined in a manner consistent with the foregoing example.


 Description of the Guaranteed Interest Account with Market Value Adjustment  23

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END OF ACCUMULATION PERIODS

At least fifteen days and at most forty-five days prior to the end of an Accumulation Period, the Company will send notice to the Owner of the impending Maturity Date. The notice will include the projected Fund Value held in the Accumulation Period on the Maturity Date and will specify the various options Owners may exercise with respect to the Accumulation Period:

(1) During the thirty-day period before the Maturity Date, the Owner may wholly or partially surrender the Fund Value held in that Accumulation Period without a Market Value Adjustment; however, Surrender Charges under the Contract, if applicable, will be assessed.

(2) During the thirty-day period before the Maturity Date, the Owner may wholly or partially transfer the Fund Value held in that Accumulation Period, without a Market Value Adjustment, to any Subaccount then available under the Contract or may elect that the Fund Value held in that Accumulation Period be held for an additional Accumulation Period of the same number of years or for another Accumulation Period of a different number of years which may at the time be available. A confirmation of any such transfer or election will be sent immediately after the transfer or election is processed.

(3) If the Owner does not make an election within thirty days follow ing the Maturity Date, the entire Fund Value held in the maturing Accumulation Period will be transferred to an Accumulation Period of the same number of years as the Accumulation Period which matured. The start of the new Accumulation Period is the ending date of the previous Accumulation Period. However, if that period would extend beyond the Annuity Starting Date of the Contract or if that period is not then made available by the Company, the Fund Value held in the maturing Accumulation Period will be automatically transferred to the Money Market Subaccount at the end of the Maturity Period. A confirmation will be sent immediately after the automatic transfer is executed.

During the thirty day period following the Maturity Date, and prior to any of the transactions set forth in (1), (2), or (3) above, the Specified Value held in the maturing Accumulation Period will continue to be credited with the Specified Interest Rate in effect before the Maturity Date.


SURRENDERS, TRANSFERS OR LOANS

When you as Owner request that Contract Fund Value from the Guaranteed Interest Account with Market Value Adjustment be transferred to MONY America Variable Account A, surrendered, loaned to you, or used to pay any charge imposed in accordance with the Contract, you should tell the Company the source by interest rate Accumulation Period of amounts you request be transferred, surrendered, loaned, or used to pay charges. We will not process the surrender unless you tell us the source by interest rate Accumulation Period to use. If you do not specify an Accumulation Period, your transaction will be processed using the Accumulation Periods in the order in which money was most recently allocated.

THE MARKET VALUE ADJUSTMENT

GENERAL INFORMATION REGARDING THE MVA

A surrender or transfer (including a transfer to the Loan Account as a result of a request by the Owner for a Loan) from the Guaranteed Interest Account with Market Value Adjustment prior to the Maturity Date of that particular Accumulation Period, will be subject to a Market Value Adjustment. A Market Value Adjustment will not apply upon annuitization under Settlement Option 3 or 3A, or upon payment of a death benefit. The Market Value Adjustment is determined by the multiplication of an MVA Factor by the Specified Value, or the portion of the Specified Value being surrendered or transferred (including transfers for the purpose of obtaining a Loan). The Specified Value is the amount of the allocation of Purchase Payments and transfers of Fund Value to an Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment, plus interest accrued at the Specified Interest Rate minus prior distributions. The Market Value Adjustment may either increase or decrease the amount of the distribution. It will not apply to requests for transfer or full or partial surrenders received at our administrative office within 30 days before the end of the applicable Accumulation Period.

The Market Value Adjustment is intended to approximate, without duplicating, the experience of the Company when it liquidates assets in order to satisfy contractual obligations. Such obligations arise when Owners request surrenders or transfers (including transfers for the purpose of obtaining a Loan). When liquidating assets, the Company may realize either a gain or a loss.

A market value adjustment can increase or decrease the amounts surrendered or transferred from the Guaranteed Interest Account with Market Value Adjustment depending on current interest rate fluctuations.

If prevailing interest rates are higher at the time of a surrender or transfer (including transfers for the purpose of obtaining a Loan) than the Specified Interest Rate in effect at the time the Accumulation Period commences, the Company will realize a loss when it liquidates assets in order to process a surrender or transfer (including transfers for the purpose of obtaining a Loan); therefore, application of the Market Value Adjustment under such circumstances will decrease the amount of the surrender or transfer (including transfers for the purpose of obtaining a Loan).

Generally, if prevailing interest rates are lower than the Specified Interest Rate in effect at the time the Accumulation Period commences, the Company will realize a gain when it liquidates assets in order to process a surrender or transfer (including transfers for the purpose of obtaining a Loan); therefore, application of the MVA under such circumstances will generally increase the amount of the surrender or transfer (including transfers for the purpose of obtaining a Loan).

The Company measures the relationship between prevailing interest rates and the Specified Interest Rates it declares through the MVA Factor. The MVA Factor is described more fully below.

THE MVA FACTOR

The formula for determining the MVA Factor is:

                          [(1+a)/(1+b)]((n-t)/12) - 1

24  Description of the Guaranteed Interest Account with Market Value Adjustment

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Where:

     a = the Specified Interest Rate for the Accumulation Period from which the surrender, transfer or loan is to be taken;

     b = the Specified Interest Rate declared at the time a surrender or transfer is requested for an Accumulation Period equal to the time remaining in the Accumulation Period from which the surrender or transfer (including transfer to the Loan Account as a result of a request by the Owner for a Loan) is requested, plus 0.25%;

     n = the Accumulation Period from which the surrender or trans fer occurs in months; and

     t = the number of elapsed months (or portion thereof) in the Accumulation Period from which the surrender or transfer occurs.

If an Accumulation Period equal to the time remaining is not issued by the Company, the rate will be an interpolation between two available Accumulation Periods. If two such Accumulation Periods are not available, we will use the rate for the next available Accumulation Period.

If the Company is no longer declaring rates on new payments, we will use Treasury yields adjusted for investment risk as the basis for the Market Value Adjustment.

The MVA Factor shown above also accounts for some of the administrative and processing expenses incurred when fixed-interest investments are liquidated. This is represented in the addition of 0.25% in the MVA Factor.

The MVA Factor will be multiplied by that portion of the Specified Value being surrendered, transferred, or distributed for any other reason. If the result is greater than zero, a gain will be realized by the Owner; if less than zero, a loss will be realized. If the MVA Factor is exactly zero, no gain or loss will be realized by the Owner.


INVESTMENTS

Amounts allocated to the Guaranteed Interest Account with Market Value Adjustment are transferred to the General Account of the Company. Amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. This is unlike amounts allocated to the Subaccounts of MONY America Variable Account A, which are not subject to the liabilities arising from the business the Company conducts.

The Company has sole investment discretion over the investment of the assets of the General Account. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Home Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; commercial and agricultural mortgage loans; other debt instruments; commercial paper; cash or cash equivalents.

Variable annuity Owners having allocated amounts to a particular Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment will not have a direct or indirect interest in these investments, nor will they have a claim against any particular assets of the Company. The overall investment performance of the General Account will not increase or decrease their claim against the Company.

There is no specific formula for establishing Specified Interest Rates. The Specified Interest Rates declared by the Company for the various Accumulation Periods will not necessarily correspond to the performance of any group of assets of the General Account. We will consider certain factors in determining these rates, such as regulatory and tax environment, sales commissions, administrative expenses borne by us, and competitive factors. The Company's management will make the final determination of these rates. However, the Specified Interest Rate will never be less than 3.50%.


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6. Surrenders

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The Owner may elect to make a surrender of all or part of the Contract's Fund Value provided it is:

o    on or before the annuity payments start, and

o    during the lifetime of the Annuitant.

Any such election shall specify the amount of the surrender. The surrender will be effective on the date a proper written request is received by the Company at its Operations Center.

The amount of the surrender may be equal to the Contract's Cash Value, which is its Fund Value less:

(1) any applicable surrender charge, and

(2) any applicable Market Value Adjustment.

The surrender may also be for a lesser amount (a "partial surrender"). Requested partial surrenders that would leave a Cash Value of less than $1,000 are treated and processed as a full surrender. In such case, the entire Cash Value will be paid to the Owner. For a partial surrender, any surrender charge or any applicable Market Value Adjustment will be in addition to the amount requested by the Owner. A partial surrender may reduce your death benefit proportionately by the same percentage that the surrender (including any surrender charge and any market value adjustment, if applicable) reduced Fund Value.

A surrender will result in the cancellation of units of the particular subaccounts and the withdrawal of amounts credited to the Guaranteed Interest Account with Market Value Adjustment Accumulation Periods as chosen by the Owner. The aggregate value of the surrender will be equal to the dollar amount of the surrender plus, if applicable, any surrender charge and any applicable Market Value Adjustment. For a partial surrender, the Company will cancel units of the particular subaccounts and withdraw amounts from the Guaranteed Interest Account with Market Value Adjustment Accumulation Period under the allocation specified by the Owner. The unit value will be calculated as of the end of the Business Day the surrender request is received. The Owner can specify partial surrender allocations by either amount or percentage. Allocations by percentage must be in whole percentages (totaling 100%). The minimum percentage of allocation for a partial surrender is 10% of any subaccount or Guaranteed Interest Account with Market Value Adjustment designated by the Owner. The request will not be accepted if:

o there is insufficient Fund Value in the Guaranteed Interest Account with Market Value Adjustment or a subaccount to provide for the requested allocation against it, or

o    the request is incomplete or incorrect.

Any surrender charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount in the same proportion that each allocation bears to the total amount of the partial surrender. Contracts issued in Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas and Washington must maintain a minimum Fund Value in the Guaranteed Interest Account with Market Value Adjustment of $2,500.

The amount of any surrender, death benefit, or transfer payable from MONY America Variable Account A amount will be paid in accordance with the requirements of the 1940 Act. However, the Company may be permitted to postpone such payment under the 1940 Act. Postponement is currently permissible only for any period during which:

(1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

(3) an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

Any surrender involving payment from amounts credited to the Guaranteed Interest Account with Market Value Adjustment may be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender is received by the company. Surrenders involving payment from the Guaranteed Interest Account with Market Value Adjustment may in certain circumstances and in certain states also be subject to a Market Value Adjustment, in addition to a surrender charge. The Owner may elect to have the amount of a surrender settled under one of the settlement options of the Contract. (See "Annuity provisions".)

Contracts offered by this prospectus may be issued in connection with retirement plans meeting the requirements of certain sections of the Internal Revenue Code. Owners should refer to the terms of their particular retirement plan for any limitations or restrictions on cash surrenders.

The tax results of a cash surrender should be carefully considered. (See "Federal tax status".)

Please note: If mandated under applicable law, we may be required to reject a Purchase Payment. In addition, we may also be required to block an Owner's account and thereby refuse to honor any request for transfers, partial surrenders, loans or death benefits until instructions are secured from the appropriate regulator. We may also be required to provide additional information about your account to government regulators.

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7. Loans

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Qualified Contracts issued under an Internal Revenue Code Section 401(k) plan will have a loan provision (except in the case of Contracts issued in Vermont) under which a loan can be taken using the Contract as collateral for the loan. All of the following conditions apply in order for the amount to be considered a loan, rather than a (taxable) partial surrender:

o    The term of the loan must be 5 years or less.

o    Repayments are required at least quarterly and must be substantially level.

o The loan amount is limited to certain dollar amounts as specified by the IRS.

The Owner (Plan Trustee) must certify that these conditions are satisfied.

In any event, the maximum outstanding loan on a Contract is 50% of the Fund Value in the subaccounts and/or the Guaranteed Interest Account with Market Value Adjustment. Loans are not permitted before the end of the right to return contract period. In requesting a loan, the Owner must specify the subaccounts from which Fund Value equal to the amount of the loan requested will be taken. Loans from the Guaranteed Interest Account with Market Value Adjustment are not taken until Fund Value in the subaccounts is exhausted. If in order to provide the Owner with the amount of the loan requested, and Fund Values must be taken from the Guaranteed Interest Account with Market Value Adjustment, then the Owner must specify the Accumulation Periods from which Fund Values equal to such amount will be taken. If the Owner fails to specify subaccounts and Accumulation Periods, the request for a loan will be returned to the Owner.

Values are transferred to a loan account that earns interest at an annual rate of 3.50%. The annual loan interest rate charged on outstanding loans will be 6% in arrears. Any interest not paid when due will be added to the loan and bear interest at the 6% annual rate.

Loan repayments must be specifically earmarked as loan repayment and will be allocated to the subaccounts and/or the Guaranteed Interest Account with Market Value Adjustment using the most recent payment allocation on record. Otherwise, we will treat the payment as a Net Purchase Payment.

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LOAN -- Available under a Contract issued under Section 401(k) of the Code; subject to availability. To be considered a Loan: (1) the term must be no more than five years, (2) repayments must be at least quarterly and substantially level, and (3) the amount is limited to dollar amounts specified by the Code, not to exceed 50% of the Fund Value.

LOAN ACCOUNT -- A part of the General Account where Fund Value is held as collateral for a loan. An Owner may transfer Fund Value in the Subaccounts, and/or Guaranteed Interest Account with Market Value Adjustment to the Loan Account.
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                                                                       Loans  27

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8. Death benefit

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DEATH BENEFIT PROVIDED BY THE CONTRACT

The Company will pay a death benefit to the Beneficiary if

     (1)  the Annuitant dies, and

     (2)  the death occurs before the annuity payments start.

If there are funds allocated to the Guaranteed Interest Account with Market Value Adjustment at the time of death, any applicable market value adjustment will be waived. If the death of the Annuitant occurs on or after the annuity payments start, no death benefit will be payable except as may be provided under the settlement option elected.

The death benefit depends upon the benefit option package in effect on the date the Annuitant dies. You may not change benefit option packages once you select an option. For the chart relating to the death benefit under Contracts issued in the State of Washington, see Appendix A.


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Option 1                                        Option 2                                Option 3**
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The greater of:                                 The greatest of:                        The greatest of:
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(1)  The Fund Value less any                    (1)  The Fund Value less any            (1)  The Fund Value less any
     outstanding debt on the date due                outstanding debt on the date due        outstanding debt on the date due
     proof of the Annuitant's death is               proof of the Annuitant's death is       proof of the Annuitant's death is
     received by the Company                         received by the Company                 received by the Company

                  or                                              or                                      or
(2)  The Purchase Payments paid,                (2)  The Purchase Payments paid,        (2)  The Purchase Payments paid,
     reduced proportionately by each                 reduced proportionately by each         reduced proportionately by each
     partial surrender (reflecting any               partial surrender (reflecting           partial surrender (reflecting any
     Market Value Adjustment and any                 any Market Value Adjustment and         Market Value Adjustment and any
     surrender charge) and less any                  any surrender charge) and less          surrender charge) and less any
     outstanding debt *                              any outstanding debt *                  outstanding debt *

                                                                  or                                      or
                                                (3)  Step Up Value (see description     (3)  Step Up Value (see description below)
                                                     below).
                                                                                                          or
                                                                                        (4)  Roll Up Value (see description below).
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                                                Plus:                                   Plus:
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                                                Earnings Increase Death Benefit (see    Earnings Increase Death Benefit (see
                                                "Earnings Increase Death Benefit"       "Earnings Increase Death Benefit"
                                                section)                                section)
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* In the calculation of the death benefit for each partial surrender, the proportionate reduction is equal to the amount of that partial surrender and any surrender charge and any market value adjustment divided by the Fund Value immediately before that partial surrender, multiplied by the Purchase Payments paid before that partial surrender. For certain Contracts purchased prior to July 22, 2003, the death benefit is the greater of: (1) The Fund Value less any outstanding debt on the date due proof of the Annuitant's death is received by the Company, or (2) The Purchase Payments paid, less any partial surrenders and their surrender charges minus any outstanding debt, and plus or minus any market value adjustment.


**   As of November 29, 2004, Option 3 was no longer available for new business.


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In general, on the death of an Owner who is not the Annuitant, amounts must be distributed from the Contract. (See "Provisions required by Section 72(s) of the Code" later in this prospectus.) We will impose applicable surrender charges. (See "Charges and deductions" later in this prospectus.)

STEP UP VALUE

On the first Contract Anniversary, the Step Up Value is equal to the Fund Value of the Contract. Thereafter, on each subsequent Contract Anniversary prior to the Annuitant's 81st birthday, the Step Up Value will be recalculated to equal the greater of:

(1)  the Fund Value on that Contract Anniversary; or

(2)  the Step Up Value most recently calculated

     o reduced proportionately* by any partial surrenders (includ ing surrender charges and any applicable market value adjustments assessed) since the last recalculation anniversary,

     o plus any Purchase Payments made since the last recalcula tion anniversary.

On each Contract Anniversary on or after the annuitant's 81st birthday, the Step Up Value shall be equal to the step up value on the Contract Anniversary preceding the annuitant's 81st birthday reduced proportionately by the same percentage that any partial surrenders (including surrender charges and any applicable market value adjustments assessed) reduced your Fund Value since that Contract Anniversary plus any Purchase Payments made since that Contract Anniversary.

The Step Up Value payable on death will be the Step Up Value on the Contract Anniversary immediately preceding the death of the Annuitant (or Secondary Annuitant, if any):

o reduced proportionately by any partial surrenders including surrender charges and any applicable market value adjustments assessed since that anniversary;

o    plus any Purchase Payments made since that Contract Anniversary; and

o    less any outstanding debt.

In no event will the Step Up Value payable on death exceed 200% of:

o the total Purchase Payments made reduced proportionately for each partial surrender (including surrender charges and any applicable market value adjustments assessed) and

o    less any outstanding debt.

ROLL UP VALUE

The Roll Up Value will be calculated as follows. On each Contract Anniversary prior to the Annuitant's 81st birthday, the Roll Up Value is the total of:

o Purchase Payments accumulated at an annual interest rate of 5% from the date of the Purchase Payment to the date due proof of the Annuitant's death is received by the Company but not beyond the most recent contract anniversary prior to the Annuitant's 81st birthday;

o plus any Purchase Payments made after the most recent Contract Anniversary prior to the Annuitant's 81st birthday but before the date due proof of death is received by the Company;

o less partial surrenders (including surrender charges and any applicable Market Value Adjustments) accumulated at an annual interest rate of 5% from the date of the partial surrender to the date due proof of the Annuitant's death is received by the Company but not beyond the most recent Contract Anniversary prior to the Annuitant's 81st birthday; and

o less any partial surrenders made after the most recent Contract Anniversary prior to the Annuitant's 81st birthday but before the date due proof of the Annuitant's death is received by the Company.

On each Contract Anniversary on or after the Annuitant's 81st birthday, the Roll Up Value shall be equal to the Roll Up Value on the Contract Anniversary preceding the Annuitant's 81st birthday

o less any partial surrenders (including surrender charges and Market Value Adjustments assessed) since that Contract Anniversary;

o    plus any Purchase Payments made since that Contract Anniversary.

The Roll Up Value payable on death will be the Roll Up Value on the Contract Anniversary immediately preceding the death of the Annuitant (or Secondary Annuitant, if any)

o less any partial surrenders (including surrender charges and any applicable market value adjustments assessed) since that Contract Anniversary;

o    plus any Purchase Payments made since that Contract Anniversary, and

o    less any outstanding debt.

In no event will the roll up value payable on death exceed 200% of:

o the total Purchase Payments made reduced proportionately by the same percentage that any partial surrenders (including surrender charges and any applicable Market Value Adjustments assessed) reduced your Fund Value and;

o    less any outstanding debt.


EARNINGS INCREASE DEATH BENEFIT


If Option 2 or Option 3 was selected, an additional death benefit, called the Earnings Increase Amount may be added to the applicable death benefit otherwise payable under the Contract. The amount of the Earnings Increase Amount depends upon the age of the Annuitant on the Contract's Effective Date.


If the Annuitant was age 69 or younger on the Contract's Effective Date, the Earnings Increase Amount is equal to 40% of the lesser of:

----------------------
* In the calculations of Step Up Value, for each partial surrender, the proportion ate reduction percentage is equal to the amount of that partial surrender divided by the Fund Value immediately before the partial surrender.

                                                              Death benefit   29

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(1)  Net Purchase Payments; or

(2)  Fund Value minus Purchase Payments.

If the Annuitant was age 70 or older on the Contract's Effective Date, the Earnings Increase Amount is equal to 25% of the lesser of:

(1)  Net Purchase Payments; or

(2)  Fund Value minus Purchase Payments.

The payments and values described in (1) and (2) above:

(a) do not include Purchase Payments made during the 12-month period immediately prior to the date due proof of death is received by the Company; and

(b) reflect any partial surrenders made including any applicable Market Value Adjustment and any surrender charge, and are reduced by any outstanding debt.

The Earnings Increase Amount is calculated as of the date due proof of death of the Annuitant (or Secondary Annuitant) prior to the annuity starting date is received by the Company.

There are important things you should consider before you select the earnings increase death benefit. These include:

o The earnings increase death benefit does not guarantee that any amount will be added to your death benefit when payable. You bear the investment risk of investing in the subaccounts. Market declines may cause your Fund Value to be less than your Net Purchase Payments. In that event, we will not pay any amount under the Earnings Increase Death Benefit.

o Once you select the Earnings Increase Death Benefit, you cannot cancel it. This means that regardless of any changes in your circumstances, or even if the investment performance of the portfolios is such that the resulting basic death benefit would be sufficient to meet your needs, we will continue to assess the Earnings Increase Death Benefit charges.

o Please take advantage of the guidance of a qualified financial adviser in evaluating the Earnings Increase Death Benefit option, as well as the other aspects of the Contract.

ELECTION AND EFFECTIVE DATE OF ELECTION

The Owner may elect to have the death benefit of the Contract applied under one of four settlement options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. The election must take place:

(1)  during the lifetime of the Annuitant, and

(2)  before the annuity payments start.

If no election of a settlement option for the death benefit is in effect on the date when proceeds become payable, the Beneficiary may elect:

(1)  to receive the death benefit in the form of a lump sum payment; or

(2)  to have the death benefit applied under one of the settlement options.

(See "Settlement options".) If an election by the payee is not received by the Company within one month following the date proceeds become payable, the payee will be considered to have elected a lump sum payment. Either election described above may be made by filing a written election with the Company in such form as it may require. Any proper election of a method of settlement of the death benefit by the Owner will become effective on the date it is signed. However, any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operations Center.

Settlement option availability may be restricted by the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the death benefit.


PAYMENT OF DEATH BENEFIT PROCEEDS

If the death benefit proceeds are to be paid in cash to the Beneficiary, payment will be made within seven (7) days of the date due proof of death of the Annuitant is received.

The Company may be permitted to postpone such payment from amounts payable from MONY America Variable Account A under the 1940 Act. If the death benefit is to be paid in one sum to the successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company. Unless another election is made, the death benefit proceeds will be transferred to an interest bearing checking account. The Beneficiary may make partial or full withdrawals from such account through a checkbook provided to the Beneficiary.

30  Death benefit

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9. Charges and deductions

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The following table summarizes the charges and deductions under the Contract:

------------------------------------------------------------------------------------------------------------------------------------
                                                  Deductions from Purchase Payments
------------------------------------------------------------------------------------------------------------------------------------
Tax charge                                                   Range for State and local premium tax -- 0% to 3.50%(1).
                                                             Federal -- Currently 0%
                                                             (Company reserves the right to charge in the future.)
------------------------------------------------------------------------------------------------------------------------------------
                                        Daily Deductions from MONY America Variable Account A
------------------------------------------------------------------------------------------------------------------------------------
Mortality & expense risk charge                              Option 1
  Annual Rate deducted daily from average daily net assets   Maximum daily rate -- 0.003836%
Option 1 -- Current annual rate is 1.20%.                    Maximum annual rate -- 1.40%
                                                             -----------------------------------------------------------------------
                                                             Option 2
                                                             Maximum daily rate -- 0.005342%
Option 2 -- Current annual rate is 1.70%.                    Maximum annual rate -- 1.95%
                                                             -----------------------------------------------------------------------
                                                             Option 3(2)
                                                             Maximum daily rate -- 0.007671%
Option 3 -- Current annual rate is 2.35%.                    Maximum annual rate -- 2.80%
------------------------------------------------------------------------------------------------------------------------------------
                                                     Deductions from Fund Value
------------------------------------------------------------------------------------------------------------------------------------
Annual contract charge                                       Maximum annual contract charge
Option 1 -- Current charge is $30.                           Option 1 -- The annual contract charge may be increased to a maxi-
                                                             mum of $50 on 30 days written notice.
Option 2 -- Current charge is $0.                            Option 2 -- The annual contract charge may be increased to a maxi-
                                                             mum of $50 on 30 days written notice.
Option 3(2) -- Current charge is $0.                         Option 3(2) -- The annual contract charge may be increased to a maximum of $50 on 30 days written notice.
------------------------------------------------------------------------------------------------------------------------------------
Transaction and other charges                                Maximum Transaction and Other Charges

Transfer charge
Option 1 -- Current charge is $0.                            Option 1 -- The Company has reserved the right to impose a charge for each transfer which will not exceed $25.
Option 2 -- Current charge is $0.                            Option 2 -- The Company has reserved the right to impose a charge for each transfer which will not exceed $25.
Option 3(2) -- Current charge is $0.                         Option 3(2) -- The Company has reserved the right to impose a charge for each transfer which will not exceed $25.
------------------------------------------------------------------------------------------------------------------------------------
Surrender charge
  Grades from 7% to 0% of Fund Value surrendered based on a  See grading schedule and "Charges and deductions -- Charges
  schedule                                                   against fund value" for details of how it is computed.
------------------------------------------------------------------------------------------------------------------------------------
Loan interest spread                                         2.50%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Company currently assumes responsibility; current charge to Owner 0%.


(2)  As of November 29, 2004, Option 3 was no longer available for new business.


The following provides additional details of the charges and deductions under the Contract.

Please note that the amount of the charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use such profits for any corporate purpose, including the payment of sales expenses.

                                                       Charges and deductions 31

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DEDUCTIONS FROM PURCHASE PAYMENTS

Deductions may be made from Purchase Payments for a charge for state and local premium or similar taxes prior to allocation of any Net Purchase Payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future Purchase Payments. If the Company is going to make deductions for such tax from future Purchase Payments, it will give notice to each affected Owner.


CHARGES AGAINST FUND VALUE

DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT A

MORTALITY AND EXPENSE RISK CHARGE. The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of MONY America Variable Account A. The charge varies based on the benefit option package selected.

Option 1 -- For Option 1, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.20% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.40% from the value of the net assets of MONY America Variable Account A. The mortality and expense risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.003288% (guaranteed not to exceed 0.003836%) multiplied by the number of days since the last Business Day.

Option 2 -- For Option 2, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.70% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.95% from the value of the net assets of MONY America Variable Account A. The mortality and expense risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.004658% (guaranteed not to exceed 0.005342%) multiplied by the number of days since the last Business Day.

Option 3 -- For Option 3, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 2.35% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 2.80% from the value of the net assets of MONY America Variable Account A. The mortality and expense risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.006438% (guaranteed not to exceed 0.007671%) multiplied by the number of days since the last Business Day.

The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3.50% interest. In addition, the Company also assumes risk in connection with the Step-Up Value, Roll-Up Value and Earnings Increase Death Benefit. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the expense charges provided in the Contracts.

Mortality and expense risk charges which may be assessed under Contracts will not be assessed against any allocation to the Guaranteed Interest Account with Market Value Adjustment. Such charges apply only to the Fund Value allocated to the Subaccounts.

If the amount of the mortality and expense risk charge exceeds the amount needed, the excess will be kept by the Company in its General Account. If the amount of the charge is inadequate, the Company will pay the difference out of its General Account.


DEDUCTIONS FROM FUND VALUE

ANNUAL CONTRACT CHARGE. The Company has primary responsibility for the administration of the Contract and MONY America Variable Account A. An annual contract charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.


The Company intends to administer the Contract itself through an arrangement whereby it may buy some administrative services from AXA Equitable and such other sources as may be available.

The current amount of the annual contract charge depends upon the benefit option package selected.


--------------------------------------------------------------------------------
                       Annual Contract Charge
--------------------------------------------------------------------------------
        Option 1                Option 2                 Option 3
--------------------------------------------------------------------------------
Current charge is            Current Charge is       Current Charge is
$30.                         $ 0.                    $ 0.
--------------------------------------------------------------------------------
The annual con-              The annual con-         The annual con-
tract charge may             tract charge may        tract charge may
be increased to a            be increased to a       be increased to a
maximum of $50.              maximum of $50.         maximum of $50.
--------------------------------------------------------------------------------

The Owner will receive a written notice 30 days in advance of any change in the charge. Any applicable charge will be assessed once per year on the Contract Anniversary, starting on the first Contract Anniversary.

If applicable, the annual contract charge is deducted from the Fund Value on each Contract Anniversary before the date annuity payments start.

The amount of the charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount of MONY America Variable Account A in the same proportion that the

32  Charges and deductions

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Fund Value in those accounts bears to the Fund Value of the Contract. The Company does not expect to make any profit from the Annual Contract Charge.

TRANSFER CHARGE. Contract value may be transferred among the subaccounts or to or from the Guaranteed Interest Account with Market Value Adjustment and one or more of the subaccounts (including transfers made by telephone, facsimile or via the web, if permitted by the Company). Although we currently do not charge for transfers, the Company reserves the right to impose a transfer charge for each transfer instructed by the Owner. The transfer charge compensates the Company for the costs of effecting the transfer. The transfer charge will not exceed $25. The Company does not expect to make a profit from the transfer charge. If imposed, the transfer charge will be deducted from the Contract's Fund Value held in the subaccount(s) or from the Guaranteed Interest Account with Market Value Adjustment from which the first transfer is made.

SURRENDER CHARGE. A contingent deferred sales charge (called a "Surrender Charge") will be imposed when a full or partial surrender is requested or at the start of annuity benefits if it is during the first eight years of the Contract.

The surrender charge will never exceed 7% of the total Fund Value. The surrender charge is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference. The Company will use funds from its General Account, which may contain funds deducted from MONY America Variable Account A to cover mortality and expense risks borne by the Company. (See "Mortality and expense risk charge").

We impose a surrender charge when a full or partial surrender is made during the first eight Contract Years, except as provided below.

A surrender charge will not be imposed:

(1)  Against Fund Value surrendered after the eighth Contract Year.

(2) To the extent necessary to permit the Owner to obtain an amount equal to the free partial surrender amount (See "Free partial surrender amount").

(3) If the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or Settlement Option 3A (See "Settlement options"). The elimination of a surrender charge in this situation does not apply to Contracts issued in the State of Texas.

(4) Subject to approval within a state, if the Owner is confined in a Nursing Home and the following conditions are met:

     (a) At the time a request for a full or partial surrender is made, the Company receives proof the Owner is currently confined to a Nursing Home and has spent a period of 90 consecutive days in the Nursing Home;

     (b)  the confinement must have been prescribed by a physician;

     (c) the 90-day period must have started after the Contract's first anniversary; and

     (d)  the Annuitant is between ages 0-75 at the time the Contract is issued.

--------------------------------------------------------------------------------
NURSING HOME* -- A facility which

(a) is licensed by or legally operated in a state as a skilled or intermediate care facility;

(b) provides 24 hour per day nursing care under the supervision of a reg istered nurse to persons who do not require hospitalization but who do require care above the level of room and board with assistance;

(c)  is under the supervision of a physician; and

(d) maintains a daily clinical record of each patient in conformance with a plan of care.

A nursing home does not include a hospital or a facility licensed only to offer supervised or assisted room and board, rest care, care of the aged or treatment of alcoholism, drug addictions or mental or nervous disorders.

*The definition of Nursing Home may vary by state.
--------------------------------------------------------------------------------

In no event will the aggregate surrender charge exceed 7% of the Fund Value. Further, in no event will the surrender charges imposed, when added to any surrender charges previously paid on the Contract, exceed 9% of aggregate Purchase Payments made to date for the Contract.

The Owner may specify whether he/she wants the surrender charge to be deducted from the amount requested for surrender or the Fund Value remaining. If not specified or if the Fund Value remaining is not sufficient, then the surrender charge will be deducted from the amount requested for surrender. If it is specified that the surrender charge will come from the remaining Fund Value and it is sufficient, then the Company will determine the appropriate amount to be surrendered in order to pay the surrender charge. Any surrender charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount of MONY America Variable Account A in the same proportion that the amount of the partial surrender allocated against those accounts bears to the total amount of the partial surrender.

If any surrender from the Guaranteed Interest Account with Market Value Adjustment occurs prior to the Maturity Date for any particular Accumulation Period elected by the Owner, the amount surrendered will be subject to a Market Value Adjustment in addition to Surrender Charges.

No surrender charge will be deducted from death benefits except as described in "Death benefit".

If an existing The MONYMaster variable annuity contract issued by MONY Life Insurance Company of America is exchanged for this Contract, a separate effective date will be assigned to the Contract by endorsement for purposes of determining the amount of any Surrender Charge. The surrender charge effective date of this Contract with the endorsement will be the effective date of the existing The MONYMaster variable annuity contract. Your agent can provide further details. We reserve the right to disallow exchanges at any time.

AMOUNT OF SURRENDER CHARGE. The amount of the surrender charge is equal to a varying percentage of Fund Value during the first 8 Contract

                                                      Charges and deductions  33

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Years. The surrender charge is determined by multiplying the surrender charge percentage for the Contract Year by the amount of Fund Value requested as follows:


--------------------------------------------------------------------------------
                        Surrender Charge Percentage Table
--------------------------------------------------------------------------------
   # of Contract Anniversaries           Surrender Charge (as a % of
      Since Effective Date               Fund Value surrendered)
--------------------------------------------------------------------------------
               0                                     7%
--------------------------------------------------------------------------------
               1                                     7
--------------------------------------------------------------------------------
               2                                     6
--------------------------------------------------------------------------------
               3                                     6
--------------------------------------------------------------------------------
               4                                     5
--------------------------------------------------------------------------------
               5                                     4
--------------------------------------------------------------------------------
               6                                     3
--------------------------------------------------------------------------------
               7                                     2
--------------------------------------------------------------------------------
          8 (or more)                                0
--------------------------------------------------------------------------------

The amount of the surrender charge is in addition to any applicable Market Value Adjustment that may be made if the surrender is made from Fund Value in the Guaranteed Interest Account with Market Value Adjustment. (See "Guaranteed Interest Account with Market Value Adjustment -- Surrenders" and the prospectus for the Guaranteed Interest Account with Market Value Adjustment which accompanies this prospectus for further details.)

FREE PARTIAL SURRENDER AMOUNT. The surrender charge may be reduced by using the free partial surrender amount provided for in the Contract. The surrender charge will not be deducted in the following circumstances:

(1) For Qualified Contracts, (other than contracts issued for IRA and SEP-IRA), an amount each Contract Year up to the greater of:

     (a)  $10,000 (but not more than the Contract's Fund Value), or

     (b) 10% of the Contract's Fund Value at the beginning of the Contract Year (except if the surrender is requested during the first Contract Year, then 10% of the Contract's Fund Value at the time the first surrender is requested).

(2) For Non-Qualified Contracts (and contracts issued for IRA and SEP-IRA), an amount up to 10% of the Contract's Fund Value at the beginning of the Contract Year (except if the surrender is requested during the first Contract Year, then 10% of the Contract's Fund Value at the time the first surrender is requested) may be received in each Contract Year without a surrender charge.

Free partial surrenders may only be made to the extent Cash Value in the subaccounts and/or Guaranteed Interest Account is available. For example, the Fund Value in the MONY America Variable Account A could decrease (due to unfavorable investment experience) after part of the 10% was withdrawn. In that case it is possible that there may not be enough Cash Value to provide the remaining part of the 10% free partial surrender amount.

Contract Fund Value here means the Fund Value in the subaccounts (and the Guaranteed Interest Account with Market Value Adjustment not the loan account). This reduction of surrender charge does not affect any applicable Market Value Adjustment that may be made if the surrender is made from Fund Value in the Guaranteed Interest Account with Market Value Adjustment. (See "Guaranteed Interest Account with Market Value Adjustment -- Surrenders" and the prospectus for the Guaranteed Interest Account with Market Value Adjustment which accompanies this prospectus for further details.)

TAXES

Currently, no charge will be made against MONY America Variable Account A for federal income taxes. However, the Company may make such a charge in the future if income or gains within MONY America Variable Account A will incur any federal income tax liability. Charges for other taxes, if any, attributable to MONY America Variable Account A may also be made. (See "Federal tax status".)

INVESTMENT ADVISORY AND OTHER FEES

Each portfolio in which MONY America Variable Account A invests incurs certain fees and charges. To pay for these fees and charges, the portfolio makes deductions from its assets. Certain portfolios available under the Contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. The portfolio expenses are described more fully in each Fund prospectus.

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay these commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and cost of Contract benefits through the fees and charges imposed under the Contracts. (See "Distribution of the Contracts" for more information.)

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10. Annuity provisions

--------------------------------------------------------------------------------

ANNUITY PAYMENTS

Annuity payments under a Contract will begin on the date that is selected by the Owner when the Contract is applied for. The date chosen for the start of annuity payments may be:

(1)  no earlier than the 10th Contract Anniversary, and

(2)  no later than the Contract Anniversary after the Annuitant's 95th birthday.

The minimum number of years from the Effective Date to the start of annuity payments is 10. While the Annuitant is living, the date when annuity payments start may be:

(1)  Advanced to a date that is not earlier than the 10th Contract Anniversary.

(2)  Deferred from time to time by the Owner by written notice to the Company.

The date when annuity payments start will be advanced or deferred if:

(1) Notice of the advance or deferral is received by the Company prior to the current date for the start of annuity payments.

(2) The new start date for annuity payments is a date which is not later than the Contract Anniversary after the Annuitant's 95th birthday.

The change will be effective as of the date we receive your written request at our Operations Center. You do not need to return the Contract for us to make the change unless we ask for it.

A particular retirement plan may contain other restrictions. For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on when annuity payments start.

When annuity payments start, unless Settlement Option 3 or 3A is elected, the Contract's Cash Value, less any tax charge which may be imposed, will be applied to provide an annuity or any other option previously chosen by the owner and permitted by the Company. If Settlement Option 3 or 3A is elected, the Contract's Fund Value (less any state taxes imposed upon annuitization) will be applied to provide an annuity.

A supplementary contract will be issued. That contract will describe the terms of the settlement. No payments may be requested under the Contract's surrender provisions after annuity payments start. No surrender will be permitted except as may be available under the settlement option elected.


GUARANTEED MINIMUM ANNUITY PAYMENTS*

Under Option 3, guaranteed minimum annuity payments are available. If certain conditions are met, a guaranteed minimum value called the "Guaranteed Annuitization Value" may be used to provide annuity payments that are greater than the annuity payments that would be provided by the Fund Value described in the Contract.

The Guaranteed Annuitization Value is:

o    the sum of all Net Purchase Payments made, plus

o interest accumulated at an annual rate of 5% (interest is credited from the date we receive the Purchase Payment to the Contract Anniversary prior to the Annuitant's 81st birthday),

o reduced proportionately for each partial surrender including any surrender charges and Market Value Adjustments, if applicable.

The Guaranteed Annuitization Value provides annuity payments based on the 1983 Table "a", Projection Scale "G" with 3% interest.

In no event can the Guaranteed Annuitization Value exceed 200% of:

o the Net Purchase Payments made reduced proportionately for each partial surrender, including any surrender charges and any Market Value Adjustments, if applicable, and

o    less any outstanding debt.

To apply the Guaranteed Annuitization Value to provide annuity payments, the following conditions must be met:

(1)  The Contract must have been in force for at least 7 years.

(2)  The Annuitant must have attained age 60.

(3) The annuitization must be elected within 30 days after a Contract anniversary.

(4)  Settlement Option 3 or 3A must be elected. (See "Settlement Options").

(5) The entire amount of Guaranteed Annuitization Value must be used to provide annuity payments.

Once annuity payments provided by the Guaranteed Annuitization Value begin, no withdrawals may be made.

The availability of guaranteed minimum annuity payments under Option 3 or 3A, does not limit the Owner's right to start annuity payments using the Contract's Cash Value or the Contract's Fund Value, as applicable, at any other time as permitted under the Contract.


ELECTION AND CHANGE OF SETTLEMENT OPTION

Instead of being paid in a single sum, you may elect to receive any death or surrender proceeds from the Contract in the form of a settlement option. During the lifetime of the Annuitant and prior to the start of annuity payments, the Owner may elect

o    one or more of the settlement options described below, or

----------------------
* Guaranteed minimum annuity payments are not available under Contracts issued in the state of Washington.

                                                          Annuity provisions  35

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o    another settlement option as may be agreed to by the Company.

The Owner may also change any election while the Annuitant is living if written notice of the change is received by the Company at its Operations Center prior to the start of annuity payments. Depending upon when you purchased your Contract, if no election is in effect on the Annuity Starting Date, either Settlement Option 3 with a 10-year certain or a lump sum payment will be deemed to have been elected. For contracts issued in the State of Texas, if no election is in effect when annuity payments start, Settlement Option 3 with a period certain of 10 years will be considered to have been elected.

Settlement options may also be elected by the Owner or the Beneficiary as provided in the Death benefit and Surrender sections of this prospectus. (See "Death benefit" and "Surrenders".)

Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.


SETTLEMENT OPTIONS

Proceeds settled under the settlement options listed below or otherwise currently available will not participate in the investment experience of MONY America Variable Account A. Unless you elect Settlement Option 1, you cannot change settlement options once settlement payments begin.

SETTLEMENT OPTION 1 -- INTEREST INCOME: The Company holds the proceeds and credits interest earned on the proceeds at a rate (not less than 2.75% per year) set by the Company each year. This Option will continue until the earlier of the date the payee dies or the date you elect another settlement option. Under certain contracts, this option is not available if the Annuitant is the payee.

SETTLEMENT OPTION 2 -- INCOME FOR SPECIFIED PERIOD: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

SETTLEMENT OPTION 3 -- SINGLE LIFE INCOME: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

SETTLEMENT OPTION 3A -- JOINT LIFE INCOME: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income, depending on the election made at the time of settlement. If the lesser (two-thirds) amount paid to the survivor is elected, the dollar amount payable while both persons are living will be larger than it would have been if the same amount paid to the survivor had been elected. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.

SETTLEMENT OPTION 4 -- INCOME OF SPECIFIED AMOUNT: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2.75% per year.

The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.

The annuity payment rates may vary according to the settlement option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Settlement Options 3 and 3A is the 1983 Table "a" (discrete functions, without projections for future mortality), with 3.50% interest per year.

Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will consider the election to have been made of the longest period certain.

In Qualified Plans, settlement options available to Owners may be restricted by the terms of the plans.


FREQUENCY OF ANNUITY PAYMENTS

At the time the settlement option is chosen, the payee may request that it be paid:

o    Quarterly;

o    Semiannually; or

o    Annually

If the payee does not request a particular installment payment schedule, the payments will be made in monthly installments. However, if the net amount available to apply under any settlement option is less than $1,000, the Company has the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of the payments to result in payments of at least $25.


ADDITIONAL PROVISIONS

The Company may require proof of the age of the Annuitant before making any life annuity payment under the Contract. If the Annuitant's age has been misstated, the amount payable will be the amount that would have been provided under the settlement option at the correct age. Once life income payments begin, any underpayments will be made up in one sum with the next annuity payment. Overpayments will be deducted from the future annuity payments until the total is repaid.


The Contract may be required to be returned upon any settlement. Prior to any settlement of a death claim, proof of the Annuitant's death must be submitted to the Company.


Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company requires proof satisfactory to it that such condition has been met.


36  Annuity provisions

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The Contracts described in this prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates that apply to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII, generally and any comparable state laws that may apply, on any employment-related plan for which a Contract may be purchased.

The Contract is incontestable from its date of issue.


GUARANTEED INTEREST ACCOUNT AT ANNUITIZATION

On the Annuity Starting Date, the Contract's Cash Value, including the Cash Value of all Accumulation Periods of the Guaranteed Interest Account with Market Value Adjustment, will be applied to provide an annuity or any other option previously chosen by the Owner and permitted by the Company. No Market Value Adjustment will apply at annuitization if the owner elects Settlement Option 3 or 3A. For more information about annuitization and annuity options, please refer to the Contract.

                                                          Annuity provisions  37

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11. Other provisions

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OWNERSHIP

The Owner has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and Secondary Annuitant if one has been named), the Owner is the person so designated in the application, unless:

(1)  A change in Owner is requested, or

(2)  A Successor Owner becomes the Owner.

The Owner may name a Successor Owner or a new Owner at any time. If the Owner dies, the Successor Owner, if living, becomes the Owner. Any request for change must be:

(1)  Made in writing, and

(2)  Received at the Company.

The change will become effective as of the date the written request is signed. A new choice of Owner or Successor Owner will apply to any payment made or action taken by the Company after the request for the change is received. Owners should consult a competent tax adviser prior to changing Owners.

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SUCCESSOR OWNER -- The living person who, at the death of the Owner, becomes the new Owner.
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PROVISION REQUIRED BY SECTION 72(S) OF THE CODE


The interest under a Non-Qualified Contract must be distributed within five years after the Owner's death if:

(1)  The Owner dies before the start of annuity payments, and

(2) The Owner's spouse is not the Successor Owner as of the date of the Owner's death.

Satisfactory proof of death must be provided to the Company.

This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

The surrender proceeds may be paid over the life of the Successor Owner if:

(1)  The Successor Owner is the Beneficiary, and

(2)  The Successor Owner chooses that option.

Payments must begin no later than one year after the date of death. If the Successor Owner is a surviving spouse, then the surviving spouse will be treated as the new Owner of the Contract. Under such circumstances, it is not necessary to surrender the Contract.

If the Owner dies on or after annuity payments start, any remaining portion of the proceeds will be distributed using a method that is at least as quick as the one used as of the date of the Owner's death.

PROVISION REQUIRED BY SECTION 401(A)(9) OF THE CODE


Congress has enacted a limited suspension of account-based required minimum distribution withdrawals only for calendar year 2009. The suspension does not apply to annuity payments. The suspension does not affect the determination of the required beginning date. Neither lifetime nor post-death required minimum distributions need to be made during 2009.

The entire interest of a Qualified Plan participant in the Contract generally will begin to be distributed no later than the required beginning date. For this purpose "Qualified Plans" include those intended to qualify under Sections 401 and 408 of the Code. Distribution will occur either by or beginning not later than April 1st of the calendar year following the calendar year the Qualified Plan Participant attains age 70-1/2. The interest is distributed:


(1)  Over the life of such Participant, or

(2)  The lives of such Participant and designated Beneficiary.

If (i) required minimum distributions have begun, and (ii) the Participant dies before the Owner's entire interest has been distributed to him/her, the remaining distributions will be made using a method that is at least as rapid as that used as of the date of the Participant's death. The Contract generally will be surrendered as of the Participant's death if:

(1)  The Participant dies before the start of such distributions, and

(2)  There is no designated Beneficiary.


The surrender proceeds generally must be distributed within 5 years after the date of death. But, the surrender proceeds may be paid over the life of any designated Beneficiary at his/her option. In such case, distributions will begin not later than one year after the December 31st following the Participant's death. If the designated Beneficiary is the surviving spouse of the Participant, distributions will begin not earlier than the December 31st following the date on which the participant would have attained age 70-1/2. If the surviving spouse dies before distributions to him/her begin, the provisions of this paragraph shall be applied as if the surviving spouse were the Participant. If the Qualified Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forgo distribution and treat the IRA as his/her own plan. Although the lifetime required minimum distribution rules do not apply to Roth IRAs under Section 408A of the Code, the post-death distribution rules apply.


It is the Owner's responsibility to assure that distribution rules imposed by the Code will be met. The Owner should consider the effect of recent revisions to the distribution rules which could increase the minimum distribution amount required from annuity contracts funding Qualified Plans where certain additional benefits are purchased under the Contract. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. The Owner may want to consult a tax advisor concerning the potential application of these complex rules before purchasing this annuity Contract or purchasing additional features under this annuity Contract.

38  Other provisions

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SECONDARY ANNUITANT

Except where the Contract is issued in connection with a Qualified Plan, a Secondary Annuitant may be designated by the Owner. Such designation may be made only once before annuitization, either:

(1)  In the application for the Contract, or

(2) After the Contract is issued, by written notice to the Company at its Operations Center.

You cannot change the Secondary Annuitant, but you can delete the Secondary Annuitant. The Secondary Annuitant may be deleted by written notice to the Company at its Operations Center. A designation or deletion of a Secondary Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to:

(1)  Any payment made by the Company, or

(2) Action taken by the Company before the receipt of the notice at the Company's Operations Center.

The Secondary Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary following the Secondary Annuitant's 95th birthday.

On the death of the Annuitant, the Secondary Annuitant will become the Annuitant, under the following conditions:

(1) The death of the Annuitant must have occurred before the Annu ity Starting Date;

(2)  The Secondary Annuitant is living on the date of the Annuitant's death;

(3) If the Annuitant was the Owner on the date of death, the Succes sor Owner must have been the Annuitant's spouse; and

(4) If the date annuity payments start is later than the Contract Anni versary nearest the Secondary Annuitant's 95th birthday, the date annuity payments start will be automatically advanced to that Contract Anniversary.

EFFECT OF SECONDARY ANNUITANT'S BECOMING THE ANNUITANT. If the Secondary Annuitant becomes the Annuitant, the Death Benefit proceeds will be paid to the Beneficiary only on the death of the Secondary Annuitant. If the Secondary Annuitant was the Beneficiary on the Annuitant's death, the Beneficiary will be automatically changed to the person who was the successor Beneficiary on the date of death. If there was no successor Beneficiary, then the Secondary Annuitant's executors or administrators, unless the Owner directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Secondary Annuitant as if the Secondary Annuitant were the Annuitant.


ASSIGNMENT

The Owner may assign the Contract. However, the Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Operations Center. The Company is not responsible for determining the validity or effect of any assignment. The Company shall not be liable for any payment or other settlement made by the Company before receipt of the assignment.

If the Contract is issued under certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under conditions allowed under applicable law.

Because an assignment may be a taxable event, an Owner should consult a competent tax advisor before assigning the Contract.


CHANGE OF BENEFICIARY

So long as the Annuitant is living, the Owner may change the Beneficiary or successor Beneficiary. A change is made by submitting a written request to the Company at its Operations Center. The form of the request must be acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed. The Company will not, however, be liable for any payment made or action taken before receipt of the request at its Operations Center.


SUBSTITUTION OF SECURITIES

The Company may substitute shares of another mutual fund for shares of the Funds already purchased or to be purchased in the future by Contract Purchase Payments if:

(1) The shares of any portfolio of the Funds is no longer available for investment by MONY America Variable Account A, or

(2) In the judgment of the Company's Board of Directors, further investment in shares of one or more of the portfolios of the Funds is inappropriate based on the purposes of the Contract.

The new portfolios may have higher fees and charges than the ones they replaced, and not all portfolios may be available to all classes of contracts. We will notify you before we substitute securities in any subaccount, and, to the extent required by law, we will obtain prior approval from the Securities and Exchange Commission and the Arizona Insurance Department. We also will obtain any other required approvals. (See "Who is MONY Life Insurance Company of America -- MONY America Variable Account A" for more information about changes we may make to the subaccounts).


CHANGES TO CONTRACTS

The Company reserves the right, subject to compliance with laws that apply, to unilaterally change your Contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.

Any change in the Contract must be in writing and made by our authorized officer. We will provide notice of any contract change.


CHANGE IN OPERATION OF MONY AMERICA VARIABLE ACCOUNT A

To the extent permitted by applicable law, MONY America Variable Account A (i) may be operated as a management company under the 1940 Act,(ii) may be deregistered under the 1940 Act in the event the

                                                            Other provisions  39

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registration is no longer required, or (iii) may be combined with any of our other MONY America separate accounts.

Deregistration of MONY America Variable Account A requires an order by the Securities and Exchange Commission. If there is a change in the operation of MONY America Variable Account A under this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

40  Other provisions

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12. Voting rights

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All of the assets held in the subaccounts of MONY America Variable Account A will be invested in shares of the designated portfolios of the Funds. The Company is the legal holder of these shares.

To the extent required by law, the Company will vote the shares of each of the Funds held in MONY America Variable Account A (whether or not attributable to Owners).

We will determine the number of votes which you have the right to cast by applying your percentage interest in a subaccount to the total number of votes attributable to that subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote portfolio shares of a class held in a subaccount for which we received no timely instructions in proportion to the voting instructions which we received for all contracts participating in that subaccount. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a Fund calls a shareholders meeting, each person having a voting interest in a subaccount will receive proxy voting material, reports, and other materials relating to the relevant portfolio. Since each Fund may engage in shared funding, other persons or entities besides the Company may vote Fund shares.

                                                               Voting rights  41

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13. Distribution of the Contracts

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The Contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of the securities issued with respect to MONY America Variable Account A.+ The offering of the Contracts is intended to be continuous.

AXA Advisors, and AXA Distributors are affiliates of the Company and are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. Both broker-dealers also act as distributors for other of the Company's life and annuity products. As of June 6, 2005, registered representatives of MONY Securities Corporation became registered representatives of AXA Advisors.

The Contracts are sold by financial professionals of AXA Advisors and its affiliates. The Contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

The Company pays sales compensation to both Distributors. In general, the Distributors will pay all or a portion of the sales compensation they receive from the Company to individual financial professionals or Selling broker-dealers. Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from the Distributors to individual financial professionals as commissions related to the sale of the Contracts.

Sales compensation paid by the Company to the Distributors will generally not exceed 6.50% of the total Purchase Payments made under the Contracts, plus, starting in the second Contract Year, up to 0.25% of the Fund Value of the Contracts. The Distributors, in turn, may pay their financial professionals and/or Selling broker-dealers either all or a portion of the sales compensation that they receive. The sales compensation paid by the Distributors varies among financial professionals and among Selling broker-dealers.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company and/or its products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or Purchase Payments attributable to Contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company's products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of particular products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the advisers' respective portfolios. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors or their affiliates may also receive other payments from the advisers of the portfolios or their affiliates for providing distribution, administrative and/or shareholder support services.

In an effort to promote the sale of the Company's products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of the Company's products. However, under applicable rules of the FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on

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+ Prior to June 6, 2005, MONY Securities Corporation served as both the distributor and principal underwriter of the Contracts.

42  Distribution of the Contracts

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facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products, which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although the Company takes all of its costs into account in establishing the level of fees and expenses in its products, any sales compensation paid by the Company to the Distributors will not result in any separate charge to you under your Contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.

                                               Distribution of the Contracts  43

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14. Federal tax status

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INTRODUCTION

The Contract described in this prospectus is designed for use in connection with Qualified Plans and on a nonqualified basis. The ultimate effect of federal income taxes on:

o    the value of the Contract's Fund Value,

o    annuity payments,

o    death benefit, and

o    economic benefit to the Owner, Annuitant, and the Beneficiary may depend upon

o    the type of retirement plan for which the Contract is purchased, and

o    the tax and employment status of the individual concerned.

The following discussion of the treatment of the Contract and of the Company under the federal income tax laws is general in nature. The discussion is based on the Company's understanding of current federal income tax laws, and is not intended as tax advice. These federal income tax laws may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Any person considering the purchase of a contract should consult a qualified tax adviser. Additional information on the treatment of the Contract under federal income tax laws is contained in the Statement of Additional Information. The Company does not make any guarantee regarding any tax status, federal, state, or local, of any contract or any transaction involving the Contract.


TAXATION OF ANNUITIES IN GENERAL

The Contract described in this prospectus is designed for use in connection with Qualified Plans and on a nonqualified basis. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contract. In general, contributions to Qualified Plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for Non-Qualified Contracts if the Owner is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments made under a contract are generally taxable to the Annuitant as ordinary income except to the extent of:

o    participant after-tax contributions (in the case of Qualified Plans), or

o    owner contributions (in the case of Non-Qualified Contracts).

Owners, Annuitants, and Beneficiaries should seek advice from their own tax advisers about the tax consequences of distributions, withdrawals and payments under Non-Qualified Contracts and under any Qualified Plan in connection with which the Contract is purchased. For Qualified Contracts, among other things individuals should discuss with their tax advisers are the "required minimum distribution rules" which generally require distributions to be made after age 70-1/2 and after death, including requirements applicable to the calculation of such required distributions from annuity contracts funding Qualified Plans.

Federal tax law imposes requirements for determining the amount includable in gross income with respect to distributions not received as an annuity. Distributions include, but are not limited to, transfers, including gratuitous transfers, and pledges of the contract are treated the same as distributions. Distributions from all annuity contracts issued during any calendar year by the same company (or an affiliate) to the Owner (other than those issued to qualified retirement plans) in the same year will be treated as distributed from one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of contracts or otherwise. None of these rules affects Qualified Plans.

The Company will withhold and remit to the United States Government and, where applicable, to state and local governments, part of the taxable portion of each distribution made under a contract unless the Owner or Annuitant:

(1)  Provides his or her taxpayer identification number to the Com pany, and

(2)  Notifies the Company that he or she chooses not to have amounts withheld.


Distributions of plan benefits from qualified retirement plans, other than traditional individual retirement arrangements ("traditional IRAs"), generally will be subject to mandatory federal income tax withholding unless they are:


(1) Part of a series of substantially equal periodic payments (at least annually) for:

     (a)  the participant's life or life expectancy,

     (b) the joint lives or life expectancies of the participant and his/her beneficiary,

     (c)  or a period certain of not less than 10 years;


(2)  Required minimum distributions (suspended for calendar year 2009 only); or


(3)  Qualifying hardship distributions.

The withholding can be avoided if the participant's interest is directly rolled over by the old plan to another eligible traditional retirement

44  Federal tax status

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plan, including an IRA. A direct rollover to the new plan can be made only in accordance with the terms of the old plan.

Under the generation skipping transfer tax, the Company may be liable for payment of this tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the death benefit proceeds.


RETIREMENT PLANS

Aside from Contracts purchased on a non-qualified basis, the Contract described in this prospectus currently is designed for use with the following types of retirement plans:

(1) Pension and Profit Sharing Plans established by business employ ers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing H.R. 10 (Keogh) Plans;

(2) Individual Retirement Annuities permitted by Section 408(b) of the Code, including Simplified Employee Pensions established by employers pursuant to
     Section 408(k);

(3)  Roth IRAs permitted by Section 408A of the Code; and

(4) Deferred compensation plans provided by certain governmental entities and tax-exempt organizations under Section 457.

The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made here to provide more than general information about the use of the Contract with the various types of retirement plans. Participants in such plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. The Company will provide purchasers of Contracts used in connection with Individual Retirement Annuities with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.


TAX TREATMENT OF THE COMPANY

Under existing federal income tax laws, the income of MONY America Variable Account A, to the extent that it is applied to increase reserves under the Contract, is substantially nontaxable to the Company.

                                                          Federal tax status  45

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15. Additional information and incorporation of certain information by reference

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For further information with respect to the Company and the Contracts offered by this prospectus, including the Statement of Additional Information (which includes applicable financial statements), Owners and prospective investors may also contact the Company at its address or phone number set forth on the cover of this prospectus for requesting such statement. The Statement of Additional Information is available from the Company without charge.

The Company files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, the Company has filed with the SEC a registration statement relating to the Guaranteed Interest Account with Market Value Adjustment (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

The Company's Annual Report on Form 10-K for the year ended December 31, 2008 is considered to be a part of this prospectus because it is incorporated by reference.

After the date of this prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is, or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000835357. The SEC maintains a Web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to MONY Life Insurance Company of America, 1290 Avenue of the Americas, New York, New York 10104, Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.


46 Additional information and incorporation of certain information by reference

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16. Legal proceedings

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MONY Life Insurance Company of America and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an Owner's interest in MONY America Variable Account A, nor would any of these proceedings be likely to have a material adverse effect upon MONY America Variable Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.

                                                           Legal proceedings  47

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17. Financial statements

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The audited financial statements of MONY America Variable Account A and the Company are set forth in the Statement of Additional
Information.

These financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts. You should not consider the financial statements of the Company as affecting investment performance of assets in the Variable Account. PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to the Company as permitted by the applicable SEC independence rules, and as disclosed in the Company's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


Our general obligations and any guaranteed benefits under the contract are supported by MONY America's general account and are subject to claims paying ability. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the subaccounts. You may also speak with your financial representative.


48  Financial statements

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Appendix A: Benefit option packages, table of fees, examples and charges and deductions for contracts issued in the State of Washington

--------------------------------------------------------------------------------

                            SUMMARY OF THE CONTRACT


BENEFIT OPTION PACKAGES


There are two benefit option packages under the Contract. Each benefit option package is distinct. You select a benefit option package at the time of application. Once a selection is made, you may not transfer from one benefit option package to another.



------------------------------------------------------------------------------------------------------------------------------------
                                      Option 1                                  Option 2
------------------------------------------------------------------------------------------------------------------------------------
Mortality and                         Current annual rate--1.20%                Current annual rate--1.70%
expense risk charge                   Maximum annual rate--1.40%                Maximum annual rate--1.95%
------------------------------------------------------------------------------------------------------------------------------------
Death benefit on death of annuitant   The greater of:                           The greatest of:

                                      (1) The Fund Value less any               (1) The Fund Value less any
                                      outstanding debt on the date due          outstanding debt on the date due
                                      proof of the Annuitant's death is         proof of the Annuitant's death is
                                      received by the Company.                  received by the Company.

                                                       or                                        or

                                      (2) The Purchase Payments paid,           (2) The Purchase Payments paid,
                                      reduced proportionately by each           reduced proportionately by each
                                      partial surrender (reflecting any         partial surrender (reflecting any
                                      Market Value Adjustment and any           Market Value Adjustment and any
                                      surrender charge) and less any            surrender charge) and less any
                                      outstanding debt.*                        outstanding debt.*

                                                                                                 or

                                                                                (3) Step Up Value (See "Death
                                                                                benefit")
------------------------------------------------------------------------------------------------------------------------------------
Minimum initial Purchase Payment      Qualified Contracts--The minimum          Qualified Contracts--The minimum
                                      Purchase Payment for qualified plans      Purchase Payment for qualified plans
                                      is the same for both options. (See        is the same for both options. (See
                                      "Detailed information about the           "Detailed information about the
                                      contract.")                               contract.")
                                      Non-Qualified Contracts--$5,000           Non-Qualified Contracts--$10,000
------------------------------------------------------------------------------------------------------------------------------------
Annuitant Issue age                   Qualified Contracts--0-80                 Qualified Contracts--0-79
                                      Non-Qualified Contracts--0-80             Non-Qualified Contracts--0-79
------------------------------------------------------------------------------------------------------------------------------------
Annual contract charge                Current charge is $30.                    Current charge is $0.
                                                                                The annual contract charge may be
                                                                                increased to a maximum of $30 on 30
                                                                                days written notice.
------------------------------------------------------------------------------------------------------------------------------------

* In the calculation of the death benefit, for each partial surrender, the proportionate reduction is equal to the amount of that partial surrender and any surrender charge and any Market Value Adjustment divided by the Fund Value immediately before that partial surrender, multiplied by the Purchase Payments paid before that partial surrender.

     For certain Contracts purchased prior to July 22, 2003 , the death benefit is greater of: (1) the Fund Value less any outstanding debt on the date due proof of the Annuitant's death is received by the Company, or (2) the Purchase Payments paid, less any partial surrenders and their surrender charges, less any outstanding debt and plus or minus any Market Value Adjustment.


Appendix A: Benefit option packages, table of fees, examples and charges and deductions for contracts issued in the State of Washington A-1

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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer fund value between investment options. State premium taxes may also be deducted.


--------------------------------------------------------------------------------
Owner Transaction Expenses:
--------------------------------------------------------------------------------
Maximum deferred sales load (surrender charge)                  7.00%(1)
(as a percentage of Purchase Payments surrendered)
--------------------------------------------------------------------------------
Loan interest spread (effective annual rate)                    2.50%(2)
--------------------------------------------------------------------------------
Maximum transfer charge                                         $  25(3)
--------------------------------------------------------------------------------

The next table describes the fees and expense that you will pay periodically during the time that you own the Contract, not including Fund portfolio company fees and expenses.

--------------------------------------------------------------------------------
Maximum annual contract charge                                  $  30(4)
--------------------------------------------------------------------------------
Separate Account annual Expenses:
(as a percentage of average annual Fund Value in the
Variable Account):
--------------------------------------------------------------------------------
 Option 1
--------------------------------------------------------------------------------
  Maximum mortality and expense risk fees                       1.40%(5)
--------------------------------------------------------------------------------
  Total separate account annual expenses                        1.40%(5)
--------------------------------------------------------------------------------
 Option 2
--------------------------------------------------------------------------------
  Maximum mortality and expense risk fees                       1.95%(6)
--------------------------------------------------------------------------------
  Total separate account annual expenses                        1.95%(6)
--------------------------------------------------------------------------------

(1) The surrender charge percentage, which reduces to zero, is determined under a surrender charge schedule. (See "Deductions from fund value -- Amount of surrender charge.")

     The surrender charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of the surrender charge. (See "Deductions from fund value -- Free partial surrender amount.")

(2) The loan interest spread is the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts held in the loan account to secure loans.

(3) The transfer charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer after the first 12 transfers in a Contract Year, which will not exceed $25. (See "Deductions from fund value -- Transfer charge.")

(4) The annual contract charge for Option 1 is currently $30. The annual contract charge for Option 2 is currently $0. However, the Company may in the future change the amount of the charge to an amount not exceeding $30 per Contract Year. (See "Deductions from fund value -- Annual contract charge.")

(5) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 1.20% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.40%) from the value of the net assets of MONY America Variable Account A.

(6) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 1.70% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.95%) from the value of the net assets of MONY America Variable Account A.


The next item shows the minimum and maximum total operating expenses charged by the portfolio companies for the year ended December 31, 2008. You may pay portfolio company operating expenses periodically during the time that you own the Contract. More detail concerning each Fund portfolio company's fees and expenses is contained in the prospectus for each portfolio.



--------------------------------------------------------------------------------------------------------------
 Total Annual Fund Portfolio
Operating Expenses:                                                                 Minimum     Maximum
--------------------------------------------------------------------------------------------------------------
Expenses that are deducted from portfolio company assets, including management fees,  0.39%       1.70%
  distribution and/or services fees (12b-1 fees), and other expenses
--------------------------------------------------------------------------------------------------------------



A-2 Appendix A: Benefit option packages, table of fees, examples and charges and deductions for contracts issued in the State of Washington

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EXAMPLE


This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expense, and Fund fees and expenses for the year ended December 31, 2008.


The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year. The example assumes the minimum and maximum fees and expenses of any of the Fund portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.   a.   If you surrender your Contract at the end of the applicable time period (assuming maximum fees and expenses of any of the Fund port folios):

--------------------------------------------------------------------------------
                     1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
          Option 1   $  983       $1,612        $2,257        $3,685
          Option 2   $1,034       $1,762        $2,502        $4,164
--------------------------------------------------------------------------------

     b. If you surrender your Contract at the end of the applicable time period (assuming minimum fees and expenses of any of the Fund port folios):

--------------------------------------------------------------------------------
                  1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
          Option 1   $860         $1,245        $1,645        $2,421
          Option 2   $912         $1,401        $1,907        $2,973
--------------------------------------------------------------------------------

2.   a.   If you do not surrender your Contract (assuming maximum fees and expenses of any of the Fund portfolios):

--------------------------------------------------------------------------------
                     1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
          Option 1   $343         $1,045        $1,769        $3,685
          Option 2   $397         $1,204        $2,028        $4,164
--------------------------------------------------------------------------------

     b. If you do not surrender your Contract (assuming minimum fees and expenses of any of the Fund portfolios):


--------------------------------------------------------------------------------
                    1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
          Option 1   $212         $655          $1,124        $2,421
          Option 2   $267         $820          $1,400        $2,973
--------------------------------------------------------------------------------

3.   a.   If you annuitize your Contract and the proceeds are settled under
          Settlement Options 3 or 3A (life income with annuity options) (assum ing maximum fees and expenses of any of the Fund portfolios):

--------------------------------------------------------------------------------
                  1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
          Option 1   $  983       $1,045        $1,769        $3,685
          Option 2   $1,034       $1,204        $2,028        $4,164
--------------------------------------------------------------------------------

     b. If you annuitize your Contract and the proceeds are settled under Settlement Options 3 or 3A (life income with annuity options) (assum ing minimum fees and expenses of any of the Fund portfolios):

--------------------------------------------------------------------------------
                    1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
          Option 1   $860         $655          $1,124        $2,421
          Option 2   $912         $820          $1,400        $2,973
--------------------------------------------------------------------------------

Appendix A: Benefit option packages, table of fees, examples and charges and deductions for contracts issued in the State of Washington A-3

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If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2 or 4 (annuity income without life contingencies) (assuming maximum fees and expenses of any of the Fund portfolios):

--------------------------------------------------------------------------------
                     1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
          Option 1   $  983       $1,612        $2,257        $3,685
          Option 2   $1,034       $1,762        $2,502        $4,164
--------------------------------------------------------------------------------

     b. If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2 or 4 (annuity income without life contingen cies) (assuming minimum fees and expenses of any of the Fund portfolios):

--------------------------------------------------------------------------------
                     1 Year       3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
          Option 1   $860         $1,245        $1,645        $2,421
          Option 2   $912         $1,401        $1,907        $2,973
--------------------------------------------------------------------------------

For the purposes of the Fee Tables and the Example, we assume that the Contract is owned during the accumulation period. (See "Charges and deductions"). On and after the annuity starting date, different fees and charges will apply.


                    DETAILED INFORMATION ABOUT THE CONTRACT


Payment and allocation of Purchase Payments

Issue ages

The issue ages for the two benefit option packages available under the Contract vary as per the table below. The maximum issue age of the Annuitant for Option 1 is 85. The maximum issue age of the Annuitant for Option 2 is 79.

--------------------------------------------------------------------------------
                                      Option 1         Option 2
--------------------------------------------------------------------------------
       Annuitant Issue Ages             0-85             0-79
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 DEATH BENEFIT


Death benefit provided by the contract

The death benefit depends upon the benefit option package in effect on the date the Annuitant dies. You may not change benefit option packages once you select an option.

------------------------------------------------------------------------------------------------------------------------------------
Option 1                                                         Option 2
------------------------------------------------------------------------------------------------------------------------------------
The greater of:                                                  The greatest of:
------------------------------------------------------------------------------------------------------------------------------------
(1) The Fund Value less any outstanding debt on the date due     (1) The Fund Value less any outstanding debt on the date due proof
    proof of the Annuitant's death is received by the Company.       of the Annuitant's death is received by the Company.

                            or                                                               or
(2) The Purchase Payments paid, reduced proportionately by       (2) The Purchase Payments paid, reduced proportionately by each
    each partial surrender and their surrender charges,              partial surrender and their surrender charges, less any
    any outstanding debt and plus or minus any Market Value          outstanding debt and plus or minus any Market Value
    Adjustment.*                                                     Adjustment.*

                                                                                             or
                                                                 (3) Step Up Value (See "Step Up Value" in the
                                                                     prospectus)
------------------------------------------------------------------------------------------------------------------------------------

* In the calculations of the death benefit, for each partial surrender, the proportionate reduction is equal to the amount of that partial surrender and any surrender charge and any Market Value Adjustment divided by the Fund Value immediately before that partial surrender, multiplied by the Purchase Payments paid before that partial surrender. For certain Contracts purchased prior to July 22, 2003, the death benefit is the greater of: (1) the Fund Value less any outstanding debt on the date due proof of the Annuitant's death is received by the Company, or (2) the Purchase Payments paid, less any partial surrenders and their surrender charges, less any outstanding debt and plus or minus any Market Value Adjustment.


A-4 Appendix A: Benefit option packages, table of fees, examples and charges and deductions for contracts issued in the State of Washington

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                            CHARGES AND DEDUCTIONS

The following table summarizes the charges and deductions under the Contract:

------------------------------------------------------------------------------------------------------------------------------------
                                                  Deductions from Purchase Payments
------------------------------------------------------------------------------------------------------------------------------------
Tax charge                                                 Range for State and local premium tax -- 0% to 3.50%(1).
                                                           Federal -- currently 0%
                                                           (Company reserves the right to charge in the future.)
------------------------------------------------------------------------------------------------------------------------------------
                                        Daily deductions from MONY America Variable Account A
------------------------------------------------------------------------------------------------------------------------------------
Separate account annual expenses:
Mortality & expense risk charge                            Option 1
Annual rate deducted daily from net assets                 Maximum daily rate -- 0.003836%
                                                           Maximum annual rate -- 1.40%

                                                           Option 2
                                                           Maximum daily rate -- 0.005342%
                                                           Maximum annual rate -- 1.95%
------------------------------------------------------------------------------------------------------------------------------------
                                                     Deductions from fund value
------------------------------------------------------------------------------------------------------------------------------------
Annual contract charge                                     Maximum annual contract charge

  Option 1 -- Current charge is $30.                       Option 1 -- The maximum annual contract charge is $30.

  Option 2 -- Current charge is $0.                        Option 2 -- The annual contract charge may be increased to a maxi-
                                                           mum of $30 on 30 days written notice.
------------------------------------------------------------------------------------------------------------------------------------
Transaction and other charges                              Maximum transaction and other charges

Transfer charge                                            Option 1 -- The Company has reserved the right to impose a charge
Option 1 -- Current charge is $0.                          for each transfer after the first 12 transfers in a Contract Year which will not exceed $25.

Option 2 -- Current charge is $0.                          Option 2 -- The Company has reserved the right to impose a charge for each transfer after the first 12 transfers in a Contract Year which will not exceed $25.
------------------------------------------------------------------------------------------------------------------------------------
Surrender charge                                           See grading schedule and "Charges and deductions -- Charges against fund value" for details of how it is computed.
Grades from 7% to 0% of Fund Value surrendered based on a
schedule
------------------------------------------------------------------------------------------------------------------------------------
Loan interest spread                                       2.50%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Company currently assumes responsibility; current charge to Owner 0%.

Please note that the amount of the charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use such profits for any corporate purpose, including the payment of sales expenses.

Deductions from Purchase Payments

Deductions may be made from Purchase Payments for state and local premium taxes prior to allocation of any Net Purchase Payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future payments. If the Company is going to make deductions for such tax from future Purchase Payments, it will give notice to each affected Owner.

Charges against fund value

Daily deduction from MONY America Variable Account A

Mortality and expense risk charge. The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of MONY America Variable Account A. The charge varies based on the benefit option package selected. The mortality and expense risk charge will not be deducted from the Guaranteed Interest Account.

Option 1 -- For Option 1, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.20% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.40% from the value of the net assets of MONY America Variable Account A. The mortality and expense

Appendix A: Benefit option packages, table of fees, examples and charges and deductions for contracts issued in the State of Washington A-5

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                           www.axa-equitable.com/green


risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.003288% (guaranteed not to exceed 0.003836%) multiplied by the number of days since the last Business Day.

Option 2 -- For Option 2, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.70% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.95% from the value of the net assets of MONY America Variable Account A. The mortality and expense risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.004658% (guaranteed not to exceed 0.005342%) multiplied by the number of days since the last Business Day.

The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3.50% interest. In addition, the Company also assumes risk in connection with the Step-Up Value. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the expense charges provided in the Contracts.

If the amount of the charge exceeds the amount needed, the excess will be kept by the Company in its General Account. If the amount of the charge is inadequate, the Company will pay the difference out of its General Account.

Deductions from fund value

Annual contract charge. The Company has primary responsibility for the administration of the Contract and MONY America Variable Account A. An annual contract charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.


The Company intends to administer the Contract itself.

The current amount of the annual contract charge depends upon the benefit option package selected.

--------------------------------------------------------------------------------------------------------------
Annual Contract Charge
--------------------------------------------------------------------------------------------------------------
Option 1                                     Option 2
--------------------------------------------------------------------------------------------------------------
Current charge is $30.                       Current charge is $0.
--------------------------------------------------------------------------------------------------------------
The maximum annual contract charge is $30.   The annual contract charge may be increased to a maximum of $30.
--------------------------------------------------------------------------------------------------------------

The Owner will receive a written notice 30 days in advance of any change in the charge. Any applicable charge will be assessed once per year on the contract anniversary, starting on the first contract anniversary.

If applicable, the annual contract charge is deducted from the Fund Value on each Contract Anniversary before the date annuity payments start.

The amount of the charge will be allocated against the Guaranteed Interest Account and each subaccount of MONY America Variable Account A in the same proportion that the Fund Value in those accounts bears to the Fund Value of the Contract. The Company does not expect to make any profit from the annual contract charge.


A-6 Appendix A: Benefit option packages, table of fees, examples and charges and deductions for contracts issued in the State of Washington

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Appendix B: Condensed financial information

--------------------------------------------------------------------------------

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                        MONY AMERICA VARIABLE ACCOUNT A
                           ACCUMULATION UNIT VALUES


----------------------------------------------------------------------------------------------------------------
                                                                 Unit Value
                                 -------------------------------------------------------------------------------
                                  Dec.       Dec.        Dec.        Dec.        Dec.        Dec.        Dec.
                                  31,        31,         31,         31,         31,         31,         31,
            Option 1             2008        2007        2006        2005        2004        2003       2002
----------------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services    $  4.15    $  10.36    $  13.48    $  11.72    $  11.20    $  10.43    $  8.14
AIM V.I. Global Health Care       9.43       13.37       12.10       11.64       10.89       10.25       8.11
AIM V.I. Technology               5.38        9.82        9.22        8.45        8.37        7.91       5.96
All Asset Allocation              8.03       11.67       11.30       10.38        9.99        9.31       7.80
AXA Aggressive Allocation         6.02       10.02          --          --          --          --         --
AXA Conservative
 Allocation                       9.10       10.35          --          --          --          --         --
AXA Conservative-Plus
 Allocation                       8.13       10.22          --          --          --          --         --
AXA Moderate Allocation           7.62       10.21          --          --          --          --         --
AXA Moderate-Plus
 Allocation                       6.83       10.14          --          --          --          --         --
EQ/AllianceBernstein Small
 Cap Growth                       6.84       12.47          --          --          --          --         --
EQ/BlackRock Basic Value
 Equity                           7.65       12.20       12.20       10.21          --          --         --
EQ/Boston Advisors Equity
 Income                          10.32       15.43       15.06       13.14       12.52       10.75       8.59
EQ/Calvert Socially
 Responsible                      6.49       11.99       10.82       10.40          --          --         --
EQ/Capital Guardian
 Research                         9.07       15.17          --          --          --          --         --
EQ/GAMCO Mergers and
 Acquisitions                    10.94       12.85       12.57       11.35       10.98       10.55         --
EQ/GAMCO Small
 Company Value                   13.40       19.56       18.11       15.43       14.96       12.52       9.22
EQ/Government Securities         11.62       11.37       10.79       10.54       10.52       10.51      10.46
EQ/JPMorgan Core Bond            12.47       13.82       13.54          --          --          --         --
EQ/Large Cap Value PLUS           6.67       11.84          --          --          --          --         --
EQ/Long Term Bond                13.87       13.33       12.53       12.42       12.20       11.44      11.05
EQ/Lord Abbett Growth
 and Income                       9.12       14.51       14.16          --          --          --         --
EQ/Lord Abbett Mid Cap
 Value                            9.31       15.40       15.46          --          --          --         --
EQ/Mid Cap Index                  8.52       16.96       15.85          --          --          --         --
EQ/Money Market                  10.94       10.81       10.42       10.07          --          --         --
EQ/Montag & Caldwell
 Growth                           8.33       12.56       10.52        9.87        9.47        9.21       7.96
EQ/PIMCO Real Return             11.76       12.40       11.26       11.35       11.40       11.01      10.55
EQ/Short Duration Bond           10.40       10.74       10.32       10.05       10.03        9.99         --
EQ/Small Company Index           11.51       17.65          --          --          --          --         --
EQ/UBS Growth and
 Income                           7.63       12.88       12.89       11.43       10.62        9.49       7.53
EQ/Van Kampen Emerging
 Markets Equity                  15.64       37.02       26.32          --          --          --         --
EQ/Van Kampen Mid Cap
 Growth                           5.70       10.91          --          --          --          --         --
EQ/Van Kampen Real
 Estate                          13.98       23.08          --          --          --          --         --
Franklin Income Securities       11.32       16.29       15.89       13.60       13.55       12.04         --
Franklin Rising Dividends
 Securities                      10.78       14.96       15.56       13.45       13.16       12.00         --
Franklin Zero Coupon 2010        11.18       10.55        9.85        9.74        9.72        9.42         --
Janus Aspen Forty                10.45       18.98       14.06       13.04       11.73       10.06       8.47
Janus Aspen International
 Growth                          13.00       27.54       21.78       15.03       11.53        9.83       7.40
MFS(R) Utilities Series          17.62       28.61       22.64       17.46       15.12       11.75       8.75
Multimanager High Yield          11.10       14.64       14.33          --          --          --         --
Multimanager Small Cap
 Growth                           7.38       12.91       12.60       11.57       10.88        9.79       8.05
Oppenheimer Global
 Securities Fund/VA              13.10       22.22       21.20       18.28       16.22       13.81         --
PIMCO Global Bond
 (Unhedged)                      14.88       15.19       14.01       13.55       14.68       13.44      11.88
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                 Units Outstanding
                                 -------------------------------------------------------------------------------
                                   Dec.         Dec.         Dec.         Dec.         Dec.         Dec.       Dec.
                                   31,          31,          31,          31,          31,          31,        31,
            Option 1              2008         2007         2006         2005         2004         2003        2002
----------------------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services       61,638       74,773       83,552       79,714       84,428       68,229     23,757
AIM V.I. Global Health Care       92,691      114,062      128,350      130,612      133,944       89,624     34,314
AIM V.I. Technology               58,382       73,449       75,551       80,630       89,696       58,966     23,622
All Asset Allocation             454,450      497,633      571,946      684,468      600,615      492,730    204,572
AXA Aggressive Allocation         34,683       43,742           --           --           --           --         --
AXA Conservative
 Allocation                       93,700       22,315           --           --           --           --         --
AXA Conservative-Plus
 Allocation                       98,447       37,693           --           --           --           --         --
AXA Moderate Allocation          401,832      132,668           --           --           --           --         --
AXA Moderate-Plus
 Allocation                      210,275       40,787           --           --           --           --         --
EQ/AllianceBernstein Small
 Cap Growth                      115,398      129,235           --           --           --           --         --
EQ/BlackRock Basic Value
 Equity                          286,323      342,400       73,324       76,278           --           --         --
EQ/Boston Advisors Equity
 Income                          358,388      407,611      458,184      481,560      408,003      239,493     82,561
EQ/Calvert Socially
 Responsible                      43,411       36,001       40,077       41,217           --           --         --
EQ/Capital Guardian
 Research                        134,883      149,809           --           --           --           --         --
EQ/GAMCO Mergers and
 Acquisitions                     93,427      103,885      114,393      118,242      117,926       38,541         --
EQ/GAMCO Small
 Company Value                   712,525      888,336    1,023,043    1,143,854    1,097,488      756,306    311,226
EQ/Government Securities         751,509      869,876      960,726    1,151,184    1,272,012    1,086,722    453,598
EQ/JPMorgan Core Bond            954,215    1,292,354    1,073,917           --           --           --         --
EQ/Large Cap Value PLUS          127,233      178,467           --           --           --           --         --
EQ/Long Term Bond                221,040      267,475      304,714      376,420      402,596      400,844    167,274
EQ/Lord Abbett Growth
 and Income                      712,776    1,013,981    1,103,903           --           --           --         --
EQ/Lord Abbett Mid Cap
 Value                           461,871      628,686      726,385           --           --           --         --
EQ/Mid Cap Index                 501,289      566,547      508,220           --           --           --         --
EQ/Money Market                1,246,668    1,182,243    1,099,869    1,052,098           --           --         --
EQ/Montag & Caldwell
 Growth                          872,072    1,081,298    1,361,636    1,685,752    1,581,734    1,198,093    392,688
EQ/PIMCO Real Return             529,836      324,629      359,919      446,362      457,385      319,045    143,483
EQ/Short Duration Bond           104,658       92,906       97,460      132,706      116,589       60,362         --
EQ/Small Company Index           150,816      175,510           --           --           --           --         --
EQ/UBS Growth and
 Income                          192,608      241,384      260,211      272,117      270,546      191,851     91,127
EQ/Van Kampen Emerging
 Markets Equity                  167,674      208,439      219,291           --           --           --         --
EQ/Van Kampen Mid Cap
 Growth                          554,686      709,131           --           --           --           --         --
EQ/Van Kampen Real
 Estate                          248,944      336,521           --           --           --           --         --
Franklin Income Securities       869,677    1,054,022      416,536      328,984      247,404      116,756         --
Franklin Rising Dividends
 Securities                      127,156      182,045      171,880      146,067      158,869       98,376         --
Franklin Zero Coupon 2010         92,565      104,565       93,960       38,190       33,849       13,218         --
Janus Aspen Forty                305,780      374,145      335,485      220,717      182,506      136,171     32,480
Janus Aspen International
 Growth                          480,782      630,845      698,959      698,879      723,025      546,239    174,311
MFS(R) Utilities Series          187,254      220,173      195,895      171,034      134,931       72,426     18,209
Multimanager High Yield          357,943      468,645      482,385           --           --           --         --
Multimanager Small Cap
 Growth                          316,585      395,880      478,312      503,409      553,406      407,080    142,861
Oppenheimer Global
 Securities Fund/VA              355,444      417,130      449,536      419,429      330,561       95,923         --
PIMCO Global Bond
 (Unhedged)                      436,029      447,782      381,670      391,686      381,980      222,104     53,299
----------------------------------------------------------------------------------------------------------------------


                                 Appendix B: Condensed financial information B-1

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green



---------------------------------------------------------------------------------------------------------
                                                             Unit Value
                               --------------------------------------------------------------------------
                                Dec.       Dec.       Dec.       Dec.       Dec.       Dec.      Dec.
                                31,        31,        31,        31,        31,        31,       31,
           Option 1             2008      2007       2006       2005       2004       2003       2002
---------------------------------------------------------------------------------------------------------
PIMCO StocksPLUS Growth
 and Income                      8.12      14.32      13.56      11.95      11.69      10.67      8.29
ProFund VP Bear                  8.74       6.32       6.36       6.96       7.14       8.06       --
ProFund VP Rising Rates
 Opportunity                     5.34       8.71       9.30       8.55       9.39      10.67       --
ProFund VP UltraBull             5.70      17.71      17.77      14.62      14.42      12.45       --
The Universal Institutional
 Funds, Inc. Global Value
 Equity                          8.86      14.98      14.22      11.87      11.36      10.12      7.94
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                        Units Outstanding
                               --------------------------------------------------------------------------
                                Dec.      Dec.      Dec.       Dec.        Dec.       Dec.      Dec.
                                31,       31,       31,        31,         31,        31,       31,
           Option 1             2008      2007      2006       2005        2004       2003     2002
---------------------------------------------------------------------------------------------------------
PIMCO StocksPLUS Growth
 and Income                   667,187   852,781   935,688   1,045,318   1,063,823   751,480  260,192
ProFund VP Bear                14,925     6,368     8,292       7,569      13,091     4,960       --
ProFund VP Rising Rates
 Opportunity                  550,106   588,907   609,227     613,062     617,666   528,778       --
ProFund VP UltraBull           59,202    63,189    90,284      82,491      89,655    53,814       --
The Universal Institutional
 Funds, Inc. Global Value
 Equity                       126,925   224,820   251,427     277,293     268,706   208,605   53,212
---------------------------------------------------------------------------------------------------------


B-2 Appendix B: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green




----------------------------------------------------------------------------------------------------------------
                                                             Unit Value
                             -----------------------------------------------------------------------------------
                              Dec.       Dec.        Dec.        Dec.        Dec.        Dec.        Dec.
                              31,        31,         31,         31,         31,         31,         31,
          Option 2           2008        2007        2006        2005        2004        2003       2002
----------------------------------------------------------------------------------------------------------------
AIM V.I. Financial
 Services                  $  4.21    $  10.55    $  13.79    $  12.05    $  11.57    $  10.83    $  8.50
AIM V.I. Global Health
 Care                         9.12       13.00       11.82       11.43       10.75       10.16       8.09
AIM V.I. Technology           5.24        9.61        9.08        8.35        8.32        7.90       5.98
All Asset Allocation          8.10       11.84       11.52       10.63       10.29        9.64       8.11
AXA Aggressive
 Allocation                   5.97        9.99          --          --          --          --         --
AXA Conservative
 Allocation                   9.03       10.32          --          --          --          --         --
AXA Conservative-Plus
 Allocation                   8.07       10.19          --          --          --          --         --
AXA Moderate
 Allocation                   7.56       10.18          --          --          --          --         --
AXA Moderate-Plus
 Allocation                   6.78       10.11          --          --          --          --         --
EQ/AllianceBernstein
 Small Cap Growth             6.89       12.64          --          --          --          --         --
EQ/BlackRock Basic
 Value Equity                 7.52       12.06       12.12       10.20          --          --         --
EQ/Boston Advisors
 Equity Income                9.31       13.99       13.72       12.03       11.52        9.94       7.99
EQ/Calvert Socially
 Responsible                  6.38       11.85       10.75       10.39          --          --         --
EQ/Capital Guardian
 Research                     8.43       14.17          --          --          --          --         --
EQ/GAMCO Mergers
 and Acquisitions            10.99       12.97       12.76       11.57       11.26       10.87         --
EQ/GAMCO Small
 Company Value               12.86       18.87       17.56       15.03       14.65       12.33       9.12
EQ/Government
 Securities                  11.24       11.06       10.54       10.35       10.39       10.42      10.42
EQ/JPMorgan Core
 Bond                        12.06       13.44       13.22          --          --          --         --
EQ/Large Cap Value
 PLUS                         6.47       11.55          --          --          --          --         --
EQ/Long Term Bond            13.48       13.03       12.31       12.26       12.11       11.41      11.07
EQ/Lord Abbett Growth
 and Income                   8.83       14.13       13.85          --          --          --         --
EQ/Lord Abbett Mid
 Cap Value                    9.25       15.37       15.51          --          --          --         --
EQ/Mid Cap Index              8.14       16.29       15.30          --          --          --         --
EQ/Money Market              10.76       10.69       10.36       10.06          --          --         --
EQ/Montag & Caldwell
 Growth                       7.86       11.92       10.03        9.46        9.12        8.92       7.75
EQ/PIMCO Real Return         11.41       12.10       11.04       11.18       11.29       10.96      10.55
EQ/Short Duration Bond       10.15       10.54       10.18        9.96        9.99        9.99         --
EQ/Small Company
 Index                       11.24       17.31          --          --          --          --         --
EQ/UBS Growth and
 Income                       7.61       12.91       12.98       11.57       10.80        9.70       7.73
EQ/Van Kampen Emerg-
 ing Markets Equity          15.72       37.39       26.72          --          --          --         --
EQ/Van Kampen Mid
 Cap Growth                   6.11       11.77          --          --          --          --         --
EQ/Van Kampen Real
 Estate                      12.90       21.40          --          --          --          --         --
Franklin Income
 Securities                  10.82       15.65       15.34       13.20       13.21       11.80         --
Franklin Rising Divi-
 dends Securities            10.40       14.51       15.17       13.18       12.96       11.87         --
Franklin Zero Coupon
 2010                        10.99       10.43        9.79        9.72        9.76        9.50         --
Janus Aspen Forty            10.61       19.38       14.43       13.45       12.16       10.48       8.87
Janus Aspen Interna-
 tional Growth               13.53       28.80       22.89       15.87       12.24       10.49       7.93
MFS(R) Utilities Series      16.66       27.18       21.62       16.75       14.58       11.39       8.53
Multimanager High
 Yield                       10.71       14.20       13.97          --          --          --         --
Multimanager Small
 Cap Growth                   7.10       12.48       12.24       11.29       10.68        9.65       7.98
Oppenheimer Global
 Securities Fund/VA          12.87       21.93       21.03       18.23       16.25       13.91         --
PIMCO Global Bond
 (Unhedged)                  14.39       14.76       13.68       13.30       14.48       13.32      11.84
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                             Units Outstanding
                             -----------------------------------------------------------------------------------
                               Dec.         Dec.         Dec.         Dec.         Dec.         Dec.       Dec.
                               31,          31,          31,          31,          31,          31,        31,
          Option 2            2008         2007         2006         2005         2004         2003        2002
----------------------------------------------------------------------------------------------------------------
AIM V.I. Financial
 Services                     57,908       65,020       79,115       85,675       86,053       75,930    41,101
AIM V.I. Global Health
 Care                        102,900      113,589      146,760      155,532      165,621      140,052    91,838
AIM V.I. Technology           33,691       46,623       48,598       46,447       52,034       33,467    24,267
All Asset Allocation         422,018      497,752      588,516      639,152      630,072      522,037   225,750
AXA Aggressive
 Allocation                  108,793       25,166           --           --           --           --        --
AXA Conservative
 Allocation                   57,009       33,148           --           --           --           --        --
AXA Conservative-Plus
 Allocation                  138,523       82,083           --           --           --           --        --
AXA Moderate
 Allocation                  284,753       87,026           --           --           --           --        --
AXA Moderate-Plus
 Allocation                  233,785      179,231           --           --           --           --        --
EQ/AllianceBernstein
 Small Cap Growth            110,121      143,655           --           --           --           --        --
EQ/BlackRock Basic
 Value Equity                296,279      358,489       59,749       62,761           --           --        --
EQ/Boston Advisors
 Equity Income               356,589      432,755      503,174      530,146      468,935      268,992   114,840
EQ/Calvert Socially
 Responsible                  35,479       42,384       39,749       39,883           --           --        --
EQ/Capital Guardian
 Research                    103,379      119,932           --           --           --           --        --
EQ/GAMCO Mergers
 and Acquisitions            122,990      152,474      158,142      132,522      109,352       39,335        --
EQ/GAMCO Small
 Company Value               733,202      924,400    1,036,914    1,167,441    1,150,083      900,245   527,141
EQ/Government
 Securities                  648,803      825,791      990,250    1,203,877    1,268,310    1,161,315   641,947
EQ/JPMorgan Core
 Bond                      1,022,385    1,327,404    1,186,120           --           --           --        --
EQ/Large Cap Value
 PLUS                         98,849      142,380           --           --           --           --        --
EQ/Long Term Bond            267,243      318,828      377,892      445,512      470,451      455,388   266,754
EQ/Lord Abbett Growth
 and Income                  662,750      853,495      977,862           --           --           --        --
EQ/Lord Abbett Mid
 Cap Value                   498,864      685,538      822,716           --           --           --        --
EQ/Mid Cap Index             505,582      630,181      568,855           --           --           --        --
EQ/Money Market              804,101      580,027      584,835      792,861           --           --        --
EQ/Montag & Caldwell
 Growth                      945,627    1,195,392    1,424,361    1,660,838    1,564,074    1,219,870   488,730
EQ/PIMCO Real Return         441,573      448,175      520,580      703,323      728,549      622,933   267,405
EQ/Short Duration Bond       120,434      143,973      170,067      183,543      159,172       88,255        --
EQ/Small Company
 Index                       145,865      175,276           --           --           --           --        --
EQ/UBS Growth and
 Income                      238,464      277,764      344,841      355,846      344,413      294,667   180,021
EQ/Van Kampen Emerg-
 ing Markets Equity          148,122      184,157      178,447           --           --           --        --
EQ/Van Kampen Mid
 Cap Growth                  557,677      681,613           --           --           --           --        --
EQ/Van Kampen Real
 Estate                      249,048      316,352           --           --           --           --        --
Franklin Income
 Securities                  951,395    1,274,513      474,042      372,282      305,097      127,569        --
Franklin Rising Divi-
 dends Securities            179,625      222,750      208,165      182,562      171,242       72,994        --
Franklin Zero Coupon
 2010                        120,598      115,403      113,966       77,346       50,780       36,056        --
Janus Aspen Forty            199,847      228,886      244,138      229,728      203,433      140,717    57,811
Janus Aspen Interna-
 tional Growth               485,146      602,248      626,622      639,223      657,169      467,730   231,583
MFS(R) Utilities Series      135,905      183,058      167,461      176,163      137,465       79,773    37,190
Multimanager High
 Yield                       310,015      393,689      424,180           --           --           --        --
Multimanager Small
 Cap Growth                  351,830      427,713      525,434      540,197      538,881      430,208   249,366
Oppenheimer Global
 Securities Fund/VA          279,214      371,734      395,586      377,484      313,678      112,568        --
PIMCO Global Bond
 (Unhedged)                  298,376      342,780      374,179      409,365      412,145      303,678    99,887
----------------------------------------------------------------------------------------------------------------


                                 Appendix B: Condensed financial information B-3

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green




--------------------------------------------------------------------------------------------------
                                                        Unit Value
                           -----------------------------------------------------------------------
                           Dec.       Dec.       Dec.       Dec.       Dec.       Dec.      Dec.
                           31,        31,        31,        31,        31,        31,       31,
         Option 2          2008      2007       2006       2005       2004       2003       2002
--------------------------------------------------------------------------------------------------
PIMCO StocksPLUS
 Growth and Income          7.76      13.76      13.09      11.60      11.40      10.46      8.16
ProFund VP Bear             9.35       6.80       6.87       7.56       7.79       8.84       --
ProFund VP Rising
 Rates Opportunity          5.19       8.52       9.14       8.44       9.32      10.64       --
ProFund VP UltraBull        5.43      16.94      17.09      14.12      14.00      12.15       --
The Universal Institu-
 tional Funds, Inc.
 Global Value Equity        8.66      14.71      14.03      11.77      11.32      10.14      7.99
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                                    Units Outstanding
                           -----------------------------------------------------------------------
                           Dec.      Dec.       Dec.        Dec.        Dec.       Dec.      Dec.
                           31,       31,        31,         31,         31,        31,       31,
         Option 2          2008      2007       2006        2005        2004       2003     2002
--------------------------------------------------------------------------------------------------
PIMCO StocksPLUS
 Growth and Income      742,682   939,235   1,070,862   1,141,027   1,163,909   831,746   385,722
ProFund VP Bear          61,612     2,003     3,098       4,277       4,994       1,052       --
ProFund VP Rising
 Rates Opportunity       52,767    75,763    98,446     116,343     135,919      85,507       --
ProFund VP UltraBull     66,255    98,376    94,866     116,832     118,709      66,123       --
The Universal Institu-
 tional Funds, Inc.
 Global Value Equity    147,450   173,282   200,547     242,058     239,554     181,040   67,913
--------------------------------------------------------------------------------------------------



B-4 Appendix B: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green




--------------------------------------------------------------------------------------------------------
                                                             Unit Value
                            ----------------------------------------------------------------------------
                              Dec.       Dec.        Dec.        Dec.        Dec.        Dec.        Dec.
                              31,        31,         31,         31,         31,         31,         31,
          Option 3           2008        2007        2006        2005        2004        2003       2002
--------------------------------------------------------------------------------------------------------
AIM V.I. Financial
 Services                  $  4.12    $  10.39    $  13.68    $  12.02    $  11.63    $  10.95    $  8.65
AIM V.I. Global Health
 Care                         8.64       12.39       11.35       11.04       10.45        9.94       7.96
AIM V.I. Technology           5.55       10.25        9.74        9.03        9.04        8.65       6.59
All Asset Allocation          7.82       11.50       11.26       10.46       10.19        9.60       8.13
AXA Aggressive
 Allocation                   5.91        9.95          --          --          --          --         --
AXA Conservative
 Allocation                   8.94       10.28          --          --          --          --         --
AXA Conservative-Plus
 Allocation                   7.99       10.15          --          --          --          --         --
AXA Moderate
 Allocation                   7.49       10.15          --          --          --          --         --
AXA Moderate-Plus
 Allocation                   6.71       10.07          --          --          --          --         --
EQ/AllianceBernstein
 Small Cap Growth             6.72       12.40          --          --          --          --         --
EQ/BlackRock Basic
 Value Equity                 7.36       11.88       12.02       10.18          --          --         --
EQ/Boston Advisors
 Equity Income                8.90       13.46       13.29       11.73       11.30        9.82       7.93
EQ/Calvert Socially
 Responsible                  6.25       11.68       10.66       10.37          --          --         --
EQ/Capital Guardian
 Research                     8.04       13.61          --          --          --          --         --
EQ/GAMCO Mergers
 and Acquisitions            10.18       12.10       11.98       10.93       10.71       10.40         --
EQ/GAMCO Small
 Company Value               12.45       18.38       17.21       14.83       14.55       12.32       9.18
EQ/Government
 Securities                  10.76       10.64       10.21       10.09       10.20       10.30      10.37
EQ/JPMorgan Core
 Bond                        11.49       12.88       12.76          --          --          --         --
EQ/Large Cap Value
 PLUS                         6.46       11.60          --          --          --          --         --
EQ/Long Term Bond            13.15       12.79       12.16       12.20       12.12       11.50      11.23
EQ/Lord Abbett Growth
 and Income                   8.23       13.25       13.08          --          --          --         --
EQ/Lord Abbett Mid
 Cap Value                    8.49       14.21       14.43          --          --          --         --
EQ/Mid Cap Index              7.88       15.87       15.00          --          --          --         --
EQ/Money Market              10.53       10.53       10.27       10.04          --          --         --
EQ/Montag & Caldwell
 Growth                       7.56       11.53        9.77        9.27        9.00        8.85       7.74
EQ/PIMCO Real Return         10.88       11.61       10.67       10.87       11.05       10.79      10.46
EQ/Short Duration Bond        9.76       10.20        9.92        9.77        9.86        9.93         --
EQ/Small Company
 Index                       10.84       16.80          --          --          --          --         --
EQ/UBS Growth and
 Income                       7.40       12.63       12.79       11.47       10.78        9.74       7.82
EQ/Van Kampen Emerg-
 ing Markets Equity          15.31       36.66       26.37          --          --          --         --
EQ/Van Kampen Mid
 Cap Growth                   5.42       10.50          --          --          --          --         --
EQ/Van Kampen Real
 Estate                      12.82       21.40          --          --          --          --         --
Franklin Income
 Securities                  10.45       15.21       15.01       13.00       13.09       11.77         --
Franklin Rising Divi-
 dends Securities             9.74       13.68       14.39       12.58       12.45       11.49         --
Franklin Zero Coupon
 2010                        10.83       10.34        9.77        9.76        9.86        9.67         --
Janus Aspen Forty            10.17       18.69       14.01       13.14       11.95       10.37       8.83
Janus Aspen Interna-
 tional Growth               12.91       27.66       22.12       15.44       11.98       10.34       7.86
MFS(R) Utilities Series      14.93       24.52       19.63       15.31       13.41       10.55       7.94
Multimanager High
 Yield                       10.30       13.76       13.62          --          --          --         --
Multimanager Small
 Cap Growth                   6.71       11.86       11.72       10.88       10.35        9.42       7.84
Oppenheimer Global
 Securities Fund/VA          11.05       18.97       18.31       15.87       14.33       12.34         --
PIMCO Global Bond
 (Unhedged)                  13.90       14.35       13.39       13.10       14.36       13.29      11.89
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                        Units Outstanding
                            ----------------------------------------------------------------------------
                             Dec.      Dec.        Dec.         Dec.         Dec.       Dec.      Dec.
                             31,       31,         31,          31,          31,        31,       31,
          Option 3           2008      2007       2006         2005         2004        2003      2002
--------------------------------------------------------------------------------------------------------
AIM V.I. Financial
 Services                  79,897    83,028       85,887       93,977       91,928    58,614    19,438
AIM V.I. Global Health
 Care                     110,759   128,499      141,522      160,443      165,597   117,180    31,890
AIM V.I. Technology        42,232    41,117       60,685       61,622       68,906    40,774    15,037
All Asset Allocation      216,521   254,235      279,059      304,351      329,211   264,065   130,971
AXA Aggressive
 Allocation                17,830    34,138           --           --           --        --        --
AXA Conservative
 Allocation                 5,709         -           --           --           --        --        --
AXA Conservative-Plus
 Allocation                15,344     8,553           --           --           --        --        --
AXA Moderate
 Allocation                88,659    50,097           --           --           --        --        --
AXA Moderate-Plus
 Allocation                91,336   101,843           --           --           --        --        --
EQ/AllianceBernstein
 Small Cap Growth         119,708   118,648           --           --           --        --        --
EQ/BlackRock Basic
 Value Equity             225,245   249,281       66,466       55,843           --        --        --
EQ/Boston Advisors
 Equity Income            285,462   340,231      393,271      450,085      443,355   210,340    85,624
EQ/Calvert Socially
 Responsible               27,274    30,193       25,282       27,434           --        --        --
EQ/Capital Guardian
 Research                  75,551    88,898           --           --           --        --        --
EQ/GAMCO Mergers
 and Acquisitions         100,229   110,532      147,362      152,240      142,384    19,602        --
EQ/GAMCO Small
 Company Value            457,808   555,475      655,604      745,939      771,937   570,622   312,519
EQ/Government
 Securities               495,944   595,223      680,996      777,581      828,111   590,395   262,000
EQ/JPMorgan Core
 Bond                     554,830   659,415      491,298           --           --        --        --
EQ/Large Cap Value
 PLUS                      85,550   104,475           --           --           --        --        --
EQ/Long Term Bond         173,084   202,074      227,964      260,871      285,396   210,470    71,683
EQ/Lord Abbett Growth
 and Income               457,511   524,111      547,148           --           --        --        --
EQ/Lord Abbett Mid
 Cap Value                262,142   312,404      367,021           --           --        --        --
EQ/Mid Cap Index          447,586   513,390      478,745           --           --        --        --
EQ/Money Market           542,948   644,650      485,349      525,734           --        --        --
EQ/Montag & Caldwell
 Growth                   616,988   740,646    1,028,742    1,254,424    1,231,095   903,450   322,138
EQ/PIMCO Real Return      150,857   119,459      140,823      163,210      172,435   132,055    58,455
EQ/Short Duration Bond     63,239    60,197       69,708       74,108       83,235    22,399        --
EQ/Small Company
 Index                     89,275    94,407           --           --           --        --        --
EQ/UBS Growth and
 Income                   178,458   212,333      272,190      284,955      288,655   205,585   116,862
EQ/Van Kampen Emerg-
 ing Markets Equity       119,794   131,877      158,960           --           --        --        --
EQ/Van Kampen Mid
 Cap Growth               387,830   462,277           --           --           --        --        --
EQ/Van Kampen Real
 Estate                   123,757   164,652           --           --           --        --        --
Franklin Income
 Securities               516,649   639,433      136,586      130,576      149,633    53,664        --
Franklin Rising Divi-
 dends Securities         121,162   130,496      150,943      129,608      127,851    25,163        --
Franklin Zero Coupon
 2010                      31,851    35,889       27,646        6,858        9,328     1,181        --
Janus Aspen Forty         142,574   157,757      141,545      137,929      133,787   103,426    40,704
Janus Aspen Interna-
 tional Growth            442,783   518,962      580,743      582,650      605,704   443,160   191,763
MFS(R) Utilities Series    99,733   110,435      114,401      123,861      108,933    53,404    13,481
Multimanager High
 Yield                    172,340   211,992      247,892           --           --        --        --
Multimanager Small
 Cap Growth               298,509   365,192      428,335      462,017      484,221   381,741   174,101
Oppenheimer Global
 Securities Fund/VA       151,724   179,536      193,323      212,652      206,632    53,888        --
PIMCO Global Bond
 (Unhedged)               161,765   170,551      195,938      229,087      267,365   194,076    50,418
--------------------------------------------------------------------------------------------------------


                                 Appendix B: Condensed financial information B-5

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--------------------------------------------------------------------------------------------------
                                                        Unit Value
                            ----------------------------------------------------------------------
                            Dec.       Dec.       Dec.       Dec.       Dec.       Dec.      Dec.
                            31,        31,        31,        31,        31,        31,       31,
         Option 3           2008      2007       2006       2005       2004       2003       2002
--------------------------------------------------------------------------------------------------
PIMCO StocksPLUS
 Growth and Income          7.51      13.41      12.84      11.45      11.33      10.46      8.21
ProFund VP Bear             8.23       6.02       6.13       6.78       7.04       8.03       --
ProFund VP Rising
 Rates Opportunity          5.00       8.25       8.91       8.28       9.20      10.57       --
ProFund VP UltraBull        5.94      18.67      18.95      15.77      15.73      13.74       --
The Universal Institu-
 tional Funds, Inc.
 Global Value Equity        8.24      14.10      13.54      11.43      11.06       9.98      7.92
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                                   Units Outstanding
                           -----------------------------------------------------------------------
                           Dec.      Dec.      Dec.       Dec.        Dec.       Dec.      Dec.
                           31,       31,       31,        31,         31,        31,       31,
         Option 3          2008      2007      2006       2005        2004       2003     2002
--------------------------------------------------------------------------------------------------
PIMCO StocksPLUS
 Growth and Income      646,671   779,744   913,779   1,006,494   1,110,751   759,947   238,004
ProFund VP Bear          20,500     6,114    10,309    12,635      12,064       5,843       --
ProFund VP Rising
 Rates Opportunity       40,075    56,817   106,074   120,988     155,028      47,641       --
ProFund VP UltraBull    196,300   132,356   144,606   178,819     221,408     131,565       --
The Universal Institu-
 tional Funds, Inc.
 Global Value Equity     95,468   106,061   142,928   137,508     138,208     107,025   96,503
--------------------------------------------------------------------------------------------------


B-6 Appendix B: Condensed financial information

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Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

MAY 1, 2009



--------------------------------------------------------------------------------
Item                                                                   Page
--------------------------------------------------------------------------------
Additional information about the Company..............................  2
About our independent registered public accounting firm...............  2
Sale of the contracts.................................................  2
Federal tax status....................................................  2
Financial statements..................................................  4
--------------------------------------------------------------------------------

If you would like to receive a copy of the MONY America Variable Account A Statement of Additional Information, please return this request to:

MONY Life Insurance Company of America
Policyholder Services
100 Madison Street
Syracuse, New York 13202
1-800-487-6669

www.axaonline.com

Your name -------------------------------------------------

Address -------------------------------------------------

City --------------------------- State ---------------- Zip ----------------

Please send me a copy of the MONY Variable Account A Statement of Additional Information.






                                                                           X2479

                                                                          MLA-VA

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Individual Flexible Payment Variable Annuity Contract

Issued by MONY Life Insurance Company of America with variable investment options under MONY America's MONY America Variable Account A


PROSPECTUS DATED MAY 1, 2009


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your contract. Also, you should read the prospectuses for each Trust, which contain important information about their portfolios.

--------------------------------------------------------------------------------

MONY Life Insurance Company of America (the "Company") issues the flexible payment variable annuity contract described in this prospectus.

This Contract is no longer being sold. This prospectus is used with current contract owners only. We will continue to accept Purchase Payments under existing Contracts. You should note that your Contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Contract.

You can tell us what to do with your Purchase Payments. You can also tell us what to do with the fund value your Contract may create for you resulting from those Purchase Payments.


You may allocate some or all of your Purchase Payments into the subaccounts. Each subaccount is a subaccount of Separate Account MONY America Variable Account A. Both the value of your Contract before annuitization and the amount of income afterward will depend on the investment performance of the portfolios you select. You bear the investment risk of investing in the portfolios. The subaccounts invest in shares of the following portfolios of AXA Premier VIP Trust, Dreyfus Stock Index Fund, Inc., EQ Advisors Trust, Fidelity Variable Insurance Products (VIP), Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust and ProFunds VP (the "Funds").



--------------------------------------------------------------------------------
Subaccounts
--------------------------------------------------------------------------------
o All Asset Allocation                  o EQ/Money Market
o AXA Aggressive Allocation(1)          o EQ/Montag & Caldwell Growth
o AXA Conservative Allocation(1)        o EQ/PIMCO Ultra Short Bond(2)
o AXA Conservative-Plus Allocation(1)   o EQ/Short Duration Bond
o AXA Moderate Allocation(1)            o EQ/T. Rowe Price Growth Stock
o AXA Moderate-Plus Allocation(1)       o EQ/UBS Growth and Income
o Dreyfus Stock Index                   o EQ/Van Kampen Mid Cap Growth
o EQ/BlackRock Basic Value Equity       o EQ/Van Kampen Real Estate
o EQ/Bond Index                         o Fidelity VIP Contrafund(R)
o EQ/Boston Advisors Equity Income      o Franklin Income Securities
o EQ/Calvert Socially Responsible       o Franklin Rising Dividends Securities
o EQ/Capital Guardian Research          o Franklin Zero Coupon 2010
o EQ/Caywood-Scholl High Yield          o Janus Aspen Balanced
o EQ/Core Bond Index                    o Janus Aspen Forty
o EQ/Focus PLUS(2)                      o Janus Aspen Enterprise Portfolio(3)
o EQ/GAMCO Mergers and Acquisitions     o Janus Aspen Worldwide(3)
o EQ/GAMCO Small Company Value          o Multimanager Small Cap Growth
o EQ/Government Securities              o Oppenheimer Global Securities
o EQ/International Growth                 Fund/VA
o EQ/Long Term Bond                     o PIMCO Global Bond (Unhedged)
o EQ/Lord Abbett Growth and Income      o ProFund VP Bear
o EQ/Lord Abbett Mid Cap Value          o ProFund VP Rising Rates Opportunity
o EQ/Mid Cap Index                      o ProFund VP UltraBull
--------------------------------------------------------------------------------


Not all of these portfolios may be available in all states or all markets.

(1) The "AXA Allocation" portfolios.

(2) This is the subaccount's new name, effective on or about May 1, 2009, subject to regulatory approval. Please see "The Funds" later in this Prospectus for the Subaccount's former name.
(3) This is the subaccount's new name effective May 1, 2009. Please see "The Funds" later in this Prospectus for the Subaccount's former name.


You may also allocate some or all of your Purchase Payments and fund value into our Guaranteed Interest Account with Market Value Adjustment, which is discussed later in this Prospectus.

Among the many terms of the Guaranteed Interest Account with Market Value Adjustment are:

o Guaranteed interest to be credited for specific periods (referred to as "Accumulation Periods").

o Three (3), five (5), seven (7), and ten (10) year Accumulation Periods are available. The one (1) year Accumulation Period is limited to the following states: Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas, and Washington.

o Interest will be credited for the entire Accumulation Period on a daily basis. Different rates apply to each Accumulation Period and are determined by the Company from time to time at its sole discretion.

o A market value adjustment may be charged if part or all of the Guaranteed Interest Account with Market Value Adjustment is surrendered or transferred before the end of the Accumulation Period.

o Potential purchasers should carefully consider the factors described in "Risk Factors" (pages 2-3) as well as the other information contained in this prospectus before allocating Purchase Payments or Fund Values to the Guaranteed Interest Account with Market Value Adjustment offered herein.

--------------------------------------------------------------------------------
These are only some of the terms of the Guaranteed Interest Account with Market Value Adjustment. Please read this prospectus carefully for more complete details of the contract.
--------------------------------------------------------------------------------


A Statement of Additional Information dated May 1, 2009 containing additional information about the contract is incorporated herein by reference. It has been filed with the Securities and Exchange Commission and is available from the Company without charge upon written request. You may request one by writing to our processing office located at MONY Life Insurance Company of America, Policyholder Services,100 Madison Street, Syracuse, New York 13202, or by telephoning 1-800-487-6669 or by accessing the SEC's website at www.sec.gov. The table of contents of the Statement of Additional Information can be found in the back of this prospectus.


The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.
                                                                          x02484
                                                                          MLA-CM

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Table of contents

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--------------------------------------------------------------------------------
1. SUMMARY OF THE CONTRACT                                                   1
--------------------------------------------------------------------------------
Definitions                                                                  1
Purpose of the Contract                                                      1
Purchase Payments and fund value                                             1
Minimum Purchase Payments                                                    1
MONY America Variable Account A                                              1
Guaranteed Interest Account with Market Value Adjustment                     2
The Accumulation Periods                                                     2
Crediting of interest                                                        2
The Market Value Adjustment                                                  2
Transfer of fund value                                                       3
Contract loans                                                               3
Surrender                                                                    3
Charges and deductions                                                       3
Right to return contract provision                                           3
Death benefit                                                                3
Fee tables                                                                   4
Example                                                                      4
Other contracts                                                              5
Condensed financial information                                              6

--------------------------------------------------------------------------------
2. WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?                            7
--------------------------------------------------------------------------------
MONY Life Insurance Company of America                                       7
How to reach us                                                              7
MONY America Variable Account A                                              7

--------------------------------------------------------------------------------
3. THE FUNDS                                                                 9
--------------------------------------------------------------------------------
Purchase of portfolio shares by MONY America Variable Account A             13

--------------------------------------------------------------------------------
4. DETAILED INFORMATION ABOUT THE CONTRACT                                  14
--------------------------------------------------------------------------------
Payment and allocation of Purchase Payments                                 14
Telephone/fax/web transactions                                              18
Disruptive transfer activity                                                18
Termination of the Contract                                                 19


i  Table of contents

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--------------------------------------------------------------------------------
5. DESCRIPTION OF THE GUARANTEED INTEREST ACCOUNT WITH MARKET
   VALUE ADJUSTMENT                                                         20
--------------------------------------------------------------------------------
General                                                                     20
Guaranteed Interest Account with Market Value Adjustment                    20
Allocations to the Guaranteed Interest Account with
     Market Value Adjustment                                                20
Specified interest rates and the accumulation periods                       20
Surrenders, transfers or loans                                              22
The Market Value Adjustment                                                 22
Investments                                                                 23

--------------------------------------------------------------------------------
6. SURRENDERS                                                               24
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
7. LOANS                                                                    25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
8. DEATH BENEFIT                                                            26
--------------------------------------------------------------------------------
Death benefit provided by the Contract                                      26
Enhanced death benefit options                                              26
Election and effective date of election                                     27
Payment of death benefit                                                    27

--------------------------------------------------------------------------------
9. CHARGES AND DEDUCTIONS                                                   28
--------------------------------------------------------------------------------
Deductions from Purchase Payments                                           28
Charges against Fund Value                                                  28
Deductions from Fund Value                                                  29

--------------------------------------------------------------------------------
10. ANNUITY PROVISIONS                                                      31
--------------------------------------------------------------------------------
Annuity payments                                                            31
Election and change of settlement option                                    31
Settlement options                                                          31
Frequency of annuity payments                                               32
Additional provisions                                                       32
Guaranteed Interest Account at annuitization                                32

--------------------------------------------------------------------------------
11. OTHER PROVISIONS                                                        33
--------------------------------------------------------------------------------
Ownership                                                                   33
Provision required by Section 72(s) of the Code                             33
Provision required by Section 401(a)(9) of the Code                         33
Secondary annuitant                                                         34
Assignment                                                                  34
Change of beneficiary                                                       34
Substitution of securities                                                  34
Changes to Contracts                                                        34
Change in operation of MONY America Variable Account A                      35

--------------------------------------------------------------------------------
12. VOTING RIGHTS                                                           36
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
13. DISTRIBUTION OF THE CONTRACTS                                           37
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
14. FEDERAL TAX STATUS                                                      39
--------------------------------------------------------------------------------
Introduction                                                                39
Taxation of annuities in general                                            39
Retirement plans                                                            40
Tax treatment of the Company                                                40

--------------------------------------------------------------------------------
15. ADDITIONAL INFORMATION AND INCORPORATION OF CERTAIN INFORMATION
    BY REFERENCE                                                            41
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
16. LEGAL PROCEEDINGS                                                       42
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
17. FINANCIAL STATEMENTS                                                    43
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
APPENDIX
--------------------------------------------------------------------------------
A -- Condensed financial information                                       A-1


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                           Table of contents  ii

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1. Summary of the Contract

--------------------------------------------------------------------------------


This summary provides you with a brief overview of the more important aspects of your Contract, including the Guaranteed Interest Account with Market Value Adjustment. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this summary and in your Contract. This summary and the entire prospectus will describe the part of the contract involving MONY America Variable Account A. The prospectus also briefly will describe the Guaranteed Interest Account with Market Value Adjustment and the portfolios offered by AXA Premier VIP Trust, Dreyfus Stock Index Fund, Inc., EQ Advisors Trust, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust and ProFunds VP. See applicable Fund prospectuses for more detailed information about the portfolios offered by the Funds.


DEFINITIONS

--------------------------------------------------------------------------------
Specialized terms will be defined on the page where they first appear enclosed in a box.
--------------------------------------------------------------------------------

PURPOSE OF THE CONTRACT



The Contract is an Individual Flexible Payment Variable Annuity Contract (the "Contract" or "Contracts"). As of January 31, 2005, we no longer offer this Contract. We will continue to accept Purchase Payments under existing Contracts.


The Contract is designed to allow an owner to make Purchase Payments to the Company under the Contract. Those Purchase Payments are allocated at the owner's choice among the subaccounts of MONY America Variable Account A and the Guaranteed Interest Account with Market Value Adjustment. Those Purchase Payments can accumulate for a period of time and create fund value for the owner. The owner can choose the length of time that such Purchase Payments may accumulate. The owner may choose at some point in the future to receive annuity benefits based upon that accumulated fund value.


An owner may use the Contract's design to accumulate fund value for various purposes including retirement or to supplement other retirement programs. Some of these retirement programs (the "Qualified Plans") may qualify for federal income tax advantages available under certain Sections of the Internal Revenue Code (the "Code"), Sections 401, 403 (other than Section 403(b)), 408, 408A and 457, for example.


--------------------------------------------------------------------------------
QUALIFIED PLANS -- Retirement plans that may receive favorable tax treatment under certain Sections of the Internal Revenue Code.

QUALIFIED CONTRACTS -- Contracts issued under Qualified Plans.

NON-QUALIFIED CONTRACTS -- Contracts not issued under Qualified Plans.
--------------------------------------------------------------------


The Contract is also designed to allow the owner to request payments of part or all of the accumulated fund value before the owner begins to receive annuity benefits. This payment may result in the imposition of a surrender charge and a market value adjustment. The market value adjustment will not apply to Contracts issued in certain states. It may also be subject to income and other taxes.



PURCHASE PAYMENTS AND FUND VALUE

You may allocate your Purchase Payments to one or more of the subaccounts of MONY America Variable Account A that are available under the Contract and/or to the Guaranteed Interest Account with Market Value Adjustment. The Purchase Payments you allocate among the various subaccounts of MONY America Variable Account A may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. There is no guarantee that the value of the Purchase Payments you allocate to any of the subaccounts of MONY America Variable Account A will increase or that the Purchase Payments you make will not lose value.


MINIMUM PURCHASE PAYMENTS

The minimum Purchase Payment for individuals varies depending upon the purchaser of the Contract and the method of paying the Purchase Payments. See "Payment and allocation of Purchase Payments."

Additional Purchase Payments may be made at any time. However, for certain automatic payment plans, the smallest additional payment is $50. (See "Issuance of the Contract.") The Company may change this requirement in the future.


MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A is a separate investment account of MONY Life Insurance Company of America (the "Company"). MONY America Variable Account A's assets are owned by the Company, but are not chargeable with liabilities arising from any other business the Company conducts.

The subaccounts of MONY America Variable Account A invest in shares of the Funds at their net asset value. (See "The Funds.") Owners bear the entire investment risk for all amounts allocated to MONY America Variable Account A subaccounts.

--------------------------------------------------------------------------------
FUND -- Any open-end management investment company or unit investment trust in which a subaccount invests.

OWNER -- The person so designated in the application to whom all rights, benefits, options and privileges apply while the Annuitant is living. If a Contract has been absolutely assigned, the assignee becomes the Owner.

PURCHASE PAYMENT -- An amount paid to the Company by the Owner or on the Owner's behalf as consideration for the benefits provided by the Contract.

NET PURCHASE PAYMENT -- Purchase Payment less any applicable tax charges.
--------------------------------------------------------------------------------


1  Summary of the Contract

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GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

The Guaranteed Interest Account with Market Value Adjustment is part of the Company's General Account. It consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company. Net Purchase Payments allocated to the Guaranteed Interest Account with Market Value Adjustment will be credited with interest at rates guaranteed by the Company for specified periods. (See "Description of the Guaranteed Interest Account with Market Value Adjustment.")

The Guaranteed Interest Account with Market Value Adjustment is designed to provide you with an opportunity to receive a guaranteed fixed rate of interest. You can choose the period of time over which the guaranteed fixed rate of interest will be paid. That period of time is known as the Accumulation Period.


The Guaranteed Interest Account with Market Value Adjustment is also designed to provide you with the opportunity to transfer part or all of the Guaranteed Interest Account with Market Value Adjustment to the Subaccounts available to you under the Contract. It is also designed to provide you with the opportunity to surrender part or all of the Guaranteed Interest Account with Market Value Adjustment before the end of the Accumulation Period. If you ask us to transfer or surrender part or all of the Guaranteed Interest Account, we may apply a market value adjustment ("MVA"). This adjustment may be positive, negative, or zero.


THE ACCUMULATION PERIODS

There are 4 different Accumulation Periods currently available: a 3-year Accumulation Period, a 5-year Accumulation Period, a 7-year Accumulation Period, and a 10-year Accumulation Period. Certain states limit contracts to a 1-year Accumulation Period. You may allocate initial or additional Purchase Payments made under the Contract to one or more Accumulation Periods. You may also ask us to transfer Fund Values from the Subaccounts available under the Contract to one or more of the Accumulation Periods. There is no minimum amount required for allocation or transfer to an Accumulation Period. (See "Allocations to the Guaranteed Interest Account with Market Value Adjustment.")


Each Accumulation Period starts on the Business Day that falls on, or next follows, the date on which allocations are made and Purchase Payments are received or Fund Values are transferred. Each Accumulation Period ends on the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period (the "Maturity Date"). This means that the Accumulation Period for a 3, 5, 7 or 10 year Accumulation Period may be up to 31 days shorter than 3, 5, 7 or 10 years, respectively. (See "Specified interest rates and the accumulation periods.")


CREDITING OF INTEREST

The Company will credit amounts allocated to an Accumulation Period with interest at an annual rate not less than 3.50%. This interest rate is referred to as the Specified Interest Rate. It will be credited for the duration of the Accumulation Period. Specified Interest Rates for each Accumulation Period are declared periodically at the sole discretion of the Company. (See "Specified interest rates and the accumulation periods.")

At least 15 days and at most 45 days prior to the Maturity Date of an Accumulation Period, Owners having Fund Values allocated to such Accumulation Periods will be notified of the impending Maturity Date. Owners will then have the option of directing the surrender or transfer (including transfers for the purpose of obtaining a Loan) of the Fund Value within 30 days before the end of the Accumulation Period without application of any MVA.

The Specified Interest Rate will be credited to amounts allocated to an Accumulation Period, so long as such allocations are neither surrendered nor transferred prior to the Maturity Date for the Allocation Period. The Specified Interest Rate is credited daily, providing an annual effective yield. (See "Specified interest rates and the accumulation periods.")


THE MARKET VALUE ADJUSTMENT

Amounts that are surrendered or transferred (including transfers for the purpose of obtaining a Loan) from an Accumulation Period more than 30 days before the Maturity Date will be subject to an MVA. An MVA will not apply upon payment of a death benefit upon the death of the annuitant. The MVA is determined through the use of a factor, which is known as the MVA Factor. This factor is discussed in detail in the section entitled "The Market Value Adjustment." The MVA could cause an increase or decrease or no change at all in the amount of the distribution from an Accumulation Period.

A market value adjustment will be imposed on transfers or surrenders (partial or full) from the Guaranteed Interest Account with Market Value Adjustment in most states. A market value adjustment will not be imposed on contracts issued in the states of Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas and Washington; however, restrictions on transfers apply in these States. The adjustment can be either


                                                      Summary of the Contract  2

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a positive or negative adjustment. No adjustment is made for the amount withdrawn or transferred within 30 days before the end of the accumulation period.

--------------------------------------------------------------------------------
FUND VALUE -- The aggregate dollar value as of any Business Day of all amounts accumulated under each of the subaccounts, the Guaranteed Interest Account with Market Value Adjustment, and the Loan Account of the Contract. If the term Fund Value is preceded or followed by the terms subaccount(s), the Guaranteed Interest Account with Market Value Adjustment, and the Loan Account, or any one or more of those terms, Fund Value means only the Fund Value of the subaccount, the Guaranteed Interest Account with Market Value Adjustment or the Loan Account, as the context requires.


BUSINESS DAY -- Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions.

MONTHLY CONTRACT ANNIVERSARY -- The date of each month corresponding to the Effective Date of the Contract. For example, for a Contract with a June 15 Effective Date, the Monthly Contract Anniversary is the 15th of each month. If a Contract's Effective Date falls on the 29th, 30th or 31st day of a month, the Monthly Contract Anniversary will be the earlier of that day or the last day of the particular month in question.

--------------------------------------------------------------------------------

TRANSFER OF FUND VALUE

You may transfer Fund Value among the subaccounts and to or from the Guaranteed Interest Account with Market Value Adjustment. Transfers from the Guaranteed Interest Account with Market Value Adjustment may be subject to a Market Value Adjustment for contracts issued in certain states. Transfers may be made by telephone, facsimile or via the web if the proper form has been completed, signed, and received by the Company at its Operations Center. See the cover page for how to contact the Operations Center. (See "Transfers.")


CONTRACT LOANS

Under certain qualified contracts, you may borrow up to 50% of your Contract's Fund Value from the Company. Your Contract will be the only security required for the loan. Contracts issued to 401(k) plans are generally the only Contracts which permit loans. An amount equal to the amount of the loan is transferred to the loan account as security for the loan. The loan account is part of the Company's General Account.

We will charge you interest on the amount borrowed. If you do not pay the interest when due, the amount due will be borrowed from the Contract's Fund Value.

SURRENDER

You may surrender all or part of the Contract at any time and receive its cash value while the Annuitant is alive prior to the annuity starting date. We may impose a surrender charge and market value adjustment (if applicable). The amounts you receive upon surrender may be subject to income taxes and a 10% penalty tax if you are younger than 59-1/2 at the time of surrender. (See "Federal tax status.")

CHARGES AND DEDUCTIONS

The Contract provides for the deduction of various charges and expenses from the Fund Value of the Contract.

RIGHT TO RETURN CONTRACT PROVISION

This information is no longer applicable, as these contracts are no longer available to new purchasers.

You have the right to examine the Contract when you receive it. You may return the Contract for any reason during the "right to return contract period" (usually within ten days from the day you receive it. You will receive a refund of the Purchase Payments received by the Company, less any partial surrender you made. During the right to return contract period, Purchase Payments will be retained in the Company's General Account and will earn interest at a rate not less than 3.50% per year. If you have not returned the Contract at the end of the right to return contract period, we transfer the Net Purchase Payments with interest to the subaccounts and/or the Guaranteed Interest Account.

DEATH BENEFIT

If the Annuitant (and the Secondary Annuitant, if any) dies before the annuity starting date a death benefit will be payable to the Beneficiary. Under certain circumstances, an enhanced death benefit may be payable. If the Annuitant dies after annuity payments start, no death benefit is payable except as may be payable under the settlement option selected. (See "Death benefit" and "Enhanced death benefit.")

--------------------------------------------------------------------------------
ANNUITANT -- The person upon whose continuation of life any annuity payment depends.

SECONDARY ANNUITANT -- The party designated by the Owner to become the Annuitant, subject to certain conditions, on the death of the Annuitant.

BENEFICIARY -- The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Secondary Annuitant.

ANNUITY STARTING DATE -- Attainment of age 95, or at the discretion of the
Owner of the Contract, a date that is at least ten years from the Effective
Date of the Contract.
--------------------------------------------------------------------------------


3  Summary of the Contract

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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, transfer Fund Value between investment options, or for Contracts funding 401(k) plans only, take a loan. A charge for taxes may also be deducted.


-------------------------------------------------------------------------------------------
Owner Transaction Expenses:
-------------------------------------------------------------------------------------------
Maximum deferred sales load (surrender charge) (as a percentage of
Purchase Payments surrendered)                                             7.00%(1)
Loan interest spread (effective annual rate)                               2.50%(2)
Maximum transfer charge                                                    $ 25(3)
-------------------------------------------------------------------------------------------

The next table describes the fees and expense that you will pay periodically during the time that you own the Contract, not including Fund portfolio company fees and expenses.

-------------------------------------------------------------------------------------------
Maximum annual contract charge                                             $ 50(4)
-------------------------------------------------------------------------------------------
Separate Account Annual Expenses (as a percentage of average annual
Fund Value in MONY America Variable Account A):
-------------------------------------------------------------------------------------------
Maximum mortality and expense risk fees                                    1.35%(5)
Total separate account annual expenses                                     1.35%(5)
-------------------------------------------------------------------------------------------


(1) The surrender charge percentage, which reduces to zero, is determined under a surrender charge schedule. (See "Deductions from fund value -- Amount of surrender charge.") "The surrender charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of surrender charge. (See "Charges against fund value -- Free partial surrender amount.")


(2) The loan interest spread is the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts held in the loan account to secure loans.

(3) The transfer charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer, which will not exceed $25 (except for Contracts issued in the states of South Carolina and Texas where it will not exceed $10). (See "Charges against fund value -- Transfer charge.")


(4) The annual contract charge is currently $0. However, the Company may in the future change the amount of the charge to an amount not exceeding $50 per contract year (except for contracts issued in the states of Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Commonwealth of Pennsylvania, South Carolina, Texas and Washington where the charge may not exceed $30). (See "Charges against fund value -- Annual contract charge.")


(5) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 1.35% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.35%) from the value of the net assets of MONY America Variable Account A.


The next item shows the minimum and maximum total operating expenses charged by the portfolio companies for the year ended December 31, 2008. You may pay portfolio company operating expenses periodically during the time that you own the Contract. Certain variable investment options invest in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). More detail concerning each Fund portfolio company's fees and expenses is contained in the prospectus for each portfolio.




-----------------------------------------------------------------------------------------------------------
Total Annual Fund Portfolio Operating Expenses                                     Minimum        Maximum
-----------------------------------------------------------------------------------------------------------
Expenses that are deducted from portfolio company assets, including management     0.28%          1.79%
fees, distributions and/or services fees (12b-1 fees), and other expenses
-----------------------------------------------------------------------------------------------------------


EXAMPLE


This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, contract fees, separate account annual expenses, and Fund fees and expenses for the year ended December 31, 2008.


The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year. The example assumes the maximum contract charges and annual expenses of any of the Fund portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1. a. If you surrender your Contract at the end of the applicable time period
      (assuming maximum fees and expenses of any of the Fund port folios):

--------------------------------------------------------------------------------
      1 YEAR          3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------
      $1,005          $1,678           $2,365            $3,897
--------------------------------------------------------------------------------



                                                       Summary of the Contract 4

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   b. If you surrender your Contract at the end of the applicable time period
      (assuming minimum fees and expenses of any of the Fund portfolios):

--------------------------------------------------------------------------------
      1 YEAR          3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------
      $864            $1,257           $1,664            $2,462
--------------------------------------------------------------------------------

2. a. If you do not surrender your Contract (assuming maximum fees and expenses of any of the Fund portfolios):

--------------------------------------------------------------------------------
      1 YEAR          3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------
      $366            $1,114           $1,883            $3,897
--------------------------------------------------------------------------------

   b. If you do not surrender your Contract (assuming minimum fees and expenses of any of the Fund portfolios):

--------------------------------------------------------------------------------
      1 YEAR          3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------
      $216            $667             $1,144            $2,462
--------------------------------------------------------------------------------

3. a. If you annuitize your Contract and the proceeds are settled under Settlement Options 3 or 3A (life income with annuity options)
      (assuming maximum fees and expenses of any of the Fund portfolios):

--------------------------------------------------------------------------------
      1 YEAR          3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------
      $1,005          $1,114           $1,883            $3,897
--------------------------------------------------------------------------------

   b. If you annuitize your Contract and the proceeds are settled under Settlement Options 3 or 3A (life income with annuity options) (assuming minimum fees and expenses of any of the Fund portfolios):

--------------------------------------------------------------------------------
      1 YEAR          3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------
      $864            $667             $1,144            $2,462
--------------------------------------------------------------------------------

4. a. If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2 or 4 (annuity income without life contingencies)
      (assuming maximum fees and expenses of any of the Fund portfolios):

--------------------------------------------------------------------------------
      1 YEAR          3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------

      $1,005          $1,678           $2,365            $3,897
--------------------------------------------------------------------------------

   b. If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2 or 4 (annuity income without life contingencies)
      (assuming minimum fees and expenses of any of the Fund portfolios):

--------------------------------------------------------------------------------
      1 YEAR          3 YEARS          5 YEARS           10 YEARS
--------------------------------------------------------------------------------
      $864            $1,257           $1,664            $2,462
--------------------------------------------------------------------------------



For the purposes of the Fee Tables and the Example, we assume that the Contract is owned during the accumulation period. (See "Charges and Deductions.") On and after the annuity starting date, different fees and charges will apply.



OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through the same distributor. Upon request, your registered representative can show you information regarding other annuity contracts that he or she distributes. You can also contact us to find out more about any of MONY Life Insurance Company of America annuity contracts.


5 Summary of the Contract

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CONDENSED FINANCIAL INFORMATION


Please see Appendix A at the end of this prospectus for the unit values and the number of units outstanding as of the end of the period shown for each of the variable investment options available as of December 31, 2008.



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2. Who is MONY Life Insurance Company of America?


--------------------------------------------------------------------------------

MONY LIFE INSURANCE COMPANY OF AMERICA

We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, and under its other arrangements with the Company and parent, AXA exercises significant influence over the operations and capital structure of the Company and its parent. AXA holds its interest in the Company through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings Inc. AXA Equitable Financial Services, LLC, and MONY Life Insurance Company, a life insurance company. The Company is obligated to pay all amounts that are promised to be paid under the contracts. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $543.2 billion in assets as of December 31, 2008. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, the U.S. Virgin Islands and Puerto Rico. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your Contract or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone/ Fax/Web Transactions" for effective dates for processing telephone, Internet, and facsimile requests, later in this prospectus. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.



--------------------------------------------------------------------------------
BY MAIL:
--------------------------------------------------------------------------------

For contract owner inquiries, write our Operations Center:
MONY Life Insurance Company of America
Policyholder Services
100 Madison Street
Syracuse, New York 13202



--------------------------------------------------------------------------------
BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------

Customer service representatives are available weekdays from 9:00 a.m. to 5:00 p.m., Eastern Time at 1-800-487-6669.



--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------

If you are an AXA Advisors client, our Website is www.axaonline.com. All other clients may access Online Account Access by visiting our other Website at www.axa-equitable.com. Our Websites provide access to account information and customer service. After enrolling and setting up a password, you can view account details, perform certain transactions, print customer service forms and find answers to Frequently Asked Questions (FAQs).

You can also change your allocation percentages, transfer among investment options, make a payment, and/or change your address (1) by toll-free phone, (2) over the Internet, through Online Account Access, or (3) by writing our Operations Center. For more information about the transaction requests you can make by phone, fax or internet, see "Telephone/fax/web transactions" later in this prospectus.



MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A is a separate investment account of the Company. Presently, only Purchase Payments for individual flexible payment variable annuity contracts are permitted to be allocated to MONY America Variable Account A. The assets in MONY America Variable Account A are kept separate from the General Account assets and other separate accounts of the Company.

The Company owns the assets in MONY America Variable Account A. The Company is required to keep assets in MONY America Variable Account A that equal the total market value of the contract liabilities funded by MONY America Variable Account A. Realized or unrealized income gains or losses of MONY America Variable Account A are credited or charged against MONY America Variable Account A assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the contracts are assets of MONY America Variable Account A. MONY America Variable Account A assets are not chargeable with liabilities of the Company's other businesses. The assets of MONY America Variable Account A are, however, available to cover the liabilities of the Company's General Account to the extent that the assets of MONY America Variable Account A exceed the liabilities of the Contracts supported by it. The amount of some of our obligations under the Contracts is based on the assets in MONY America Variable Account A. However, the obligations themselves are obligations of the Company.

MONY America Variable Account A was authorized by the Board of Directors of the Company and established under Arizona law on March 27, 1987. MONY America Variable Account A is registered under the Investment Company Act of 1940 (the "1940 Act") and is registered and classified under that act as a "unit investment trust". The SEC, however, does not manage or supervise the Company or MONY America Variable Account A. Although MONY America Variable Account A is registered, the Securities and Exchange Commission (the "SEC") does not monitor the activity of MONY America Variable Account A on a daily basis. The Company is not required to register,


7  Who is MONY Life Insurance Company of America?

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and is not registered, as an investment company under the "1940 Act". A unit investment trust is a type of investment company. For state law purposes, MONY America Variable Account A is treated as a part or division of the Company.


MONY America Variable Account A is divided into subdivisions called subaccounts. Each subaccount invests only in shares of a designated portfolio of the Funds. For example, the EQ/Long Term Bond Subaccount invests solely in shares of the EQ/Long Term Bond Portfolio of the EQ Advisors Trust. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, we reserve the right, in compliance with the laws that apply, to establish additional subaccounts; eliminate subaccounts; combine any two or more subaccounts; transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any subaccount to another subaccount; restrict or eliminate any voting rights as to the MONY America Variable Account A; and cause one or more subaccounts to invest some or all of their assets in one or more other trusts or investment companies of MONY America Variable Account A if marketing needs, tax conditions, or investment conditions warrant. Future subaccounts may invest in other portfolios of the Funds or in other securities, as permitted by applicable law. Any new subaccounts may be made available to existing contracts on a basis to be determined by us. If any of these changes are made, we may, by appropriate endorsement, change the Contract to reflect the change.



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3. The Funds

--------------------------------------------------------------------------------

Each available subaccount of MONY America Variable Account A will invest only in the shares of the Funds. The Funds are registered with the SEC under the 1940 Act. The Funds, or any of them, may withdraw from sale any or all the respective portfolios as allowed by applicable law. Not all Funds may be available in all states or in all markets.

You should note that some portfolios have objectives and strategies that are substantially similar to those of certain funds that are purchased directly rather than under a variable insurance product such as the Contract. These portfolios may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include fees; the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.

The AXA Allocation Portfolios offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable Life Insurance Company ("AXA Equitable"), the investment manager of the AXA Premier VIP Trust and EQ Advisors Trust. AXA Advisors, LLC, an affiliated broker-dealer of the Company, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this Contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your Contract. Please see "Payment and allocation of Purchase Payments" in "Detailed information about the Contract" for more information about your role in managing your allocations.

For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the investment manager or sub-adviser(s), as applicable, for each portfolio.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Investment Manager (or Sub-Adviser(s),
Portfolio Name                  Objective                                                     as applicable)
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST -- CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION*      Seeks long-term capital appreciation.                         o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE                Seeks a high level of current income.                         o AXA Equitable
 ALLOCATION*
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS           Seeks current income and growth of capital, with a            o AXA Equitable
 ALLOCATION*                    greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION*        Seeks long-term capital appreciation and current income.      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS               Seeks long-term capital appreciation and current income       o AXA Equitable
 ALLOCATION*                    with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP          Long-term growth of capital.                                  o Eagle Asset Management, Inc.
 GROWTH
                                                                                              o Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC. -- INITIAL SHARES
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND,       The fund seeks to match the total return of the Standard      o The Dreyfus Corporation (the index
 INC.                           & Poor's 500 Composite Stock Price Index.                       fund manager is Mellon Capital
                                                                                                Management Corporation)
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST CLASS 1A AND CLASS 1B SHARES
------------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION            Seeks long-term capital appreciation and current income.      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE        Seeks to achieve capital appreciation and secondarily,        o BlackRock Investment Management, LLC
 EQUITY                         income.
------------------------------------------------------------------------------------------------------------------------------------


9 The Funds

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------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Investment Manager (or Sub-Adviser(s),
Portfolio Name                 Objective                                                      as applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST CLASS 1A AND CLASS 1B SHARES
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOND INDEX                  Seeks to achieve a total return before expenses that           o Standish Mellon Asset Management
                               approximates the total return performance of the Lehman          Company, LLC
                               Brothers Aggregate Bond Index ("Index"), including rein-
                               vestment of coupon payments, at a risk level consistent
                               with that of the Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY      Seeks to achieve a combination of growth and income to         o Boston Advisors, LLC
 INCOME                        achieve an above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY            Seeks to achieve long-term capital appreciation.               o Calvert Asset Management Company,
 RESPONSIBLE                                                                                    Inc.

                                                                                              o Bridgeway Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN            Seeks to achieve long-term growth of capital.                  o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH         Seeks to maximize current income.                              o Caywood-Scholl Capital Management
 YIELD BOND
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX             Seeks to provide a high total return consistent with           o JPMorgan Investment Management Inc.
                               moderate risk to capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/FOCUS PLUS(1)               Seeks to achieve long-term growth of capital.                  o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND           Seeks to achieve capital appreciation.                         o GAMCO Asset Management Inc.
 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY         Seeks to maximize capital appreciation.                        o GAMCO Asset Management Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/GOVERNMENT SECURITIES       Seeks to maximize income and capital appreciation              o BlackRock Financial Management, Inc.
                               through investment in the highest credit quality debt
                               obligations.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH        Seeks to achieve capital appreciation.                         o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
EQ/LONG TERM BOND              Seeks to maximize income and capital appreciation              o BlackRock Financial Management, Inc.
                               through investment in long-maturity debt obligations.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND      Seeks to achieve capital appreciation and growth of            o Lord, Abbett & Co., LLC
 INCOME                        income without excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   Seeks to achieve capital appreciation.                         o Lord, Abbett & Co., LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX               Seeks to achieve long-term growth of capital.                  o Fidelity Management & Research
                                                                                                Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                Seeks to obtain a high level of current income, preserve       o The Dreyfus Corporation
                               its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           Seeks to achieve capital appreciation.                         o Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND(2)   Seeks to achieve maximum real return consistent with           o Pacific Investment Management
                               preservation of real capital and prudent investment man-         Company, LLC
                               agement.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SHORT DURATION BOND         Seeks to achieve current income with reduced volatility of     o BlackRock Financial Management, Inc.
                               principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH        Seeks to achieve long-term growth of capital appreciation      o T. Rowe Price Associates, Inc.
 STOCK                         and secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME       Seeks to achieve total return through capital appreciation     o UBS Global Asset Management
                               with income as a secondary consideration.                        (Americas) Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                                                   The Funds 10

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------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Investment Manager (or Sub-Adviser(s),
Portfolio Name                     Objective                                                  as applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST CLASS 1A AND CLASS 1B SHARES
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP              Seeks to achieve capital growth.                           o Morgan Stanley Investment Management
 GROWTH                                                                                         Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE          Seeks to provide above average current income              o Morgan Stanley Investment Management
                                   and longterm capital appreciation.                           Inc.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS (VIP) -- SERVICE CLASS 2 SHARES
------------------------------------------------------------------------------------------------------------------------------------
CONTRAFUND(R) PORTFOLIO            Seeks long-term capital appreciation.                      o Fidelity Management Research Company
                                                                                                (subadvised by FMR Co., Inc. and
                                                                                                Fidelity Research and Analysis
                                                                                                Company)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES         Seeks to maximize income while maintaining prospects       o Franklin Advisers, Inc.
 FUND                              for capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN RISING DIVIDENDS          Seeks long-term capital appreciation, with preservation    o Franklin Advisory Services, LLC
 SECURITIES FUND                   of capital as an important consideration.
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN ZERO COUPON FUND          Seeks as high an investment return as is consistent with   o Franklin Advisers, Inc.
 2010                              capital preservation.
------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES -- SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                 Seeks long-term capital growth, consistent with preserva-  o Janus Capital Management LLC tion of capital and balanced by current income.
------------------------------------------------------------------------------------------------------------------------------------
ENTERPRISE PORTFOLIO(3)            Seeks long-term growth of capital.                         o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
FORTY PORTFOLIO(4)                 Seeks long-term growth of capital.                         o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE PORTFOLIO(5)             Seeks long-term growth of capital in a manner consistent   o Janus Capital Management LLC
                                   with the preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS -- SERVICE CLASS
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL                 Seeks long-term capital appreciation by investing a        o OppenheimerFunds, Inc.
 SECURITIES FUND/VA                substantial portion of its assets in securities of
                                   foreign issuers, "growth-type" companies, cyclical
                                   industries and special situations that are considered
                                   to have appreciation possibilities.
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST -- ADMINISTRATIVE CLASS
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO              Seeks to maximize total return, consistent with preserva-  o Pacific Investment Management
 (UNHEDGED)                        tion of capital and prudent investment management.           Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS VP
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP BEAR                    Seeks daily investment results, before fees and expenses   o ProFund Advisors
                                   that correspond to the inverse (opposite) of the daily
                                   performance of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP RISING RATES            Seeks daily investment results, before fees and expenses,  o ProFund Advisors
 OPPORTUNITY                       that correspond to one and one-quarter times (125%)
                                   the inverse (opposite) of the daily price movement of
                                   the most recently issued 30-year U.S. Treasury Bond
                                   ("Long Bond").
------------------------------------------------------------------------------------------------------------------------------------



11 The Funds

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------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Investment Manager (or Sub-Adviser(s), as
Portfolio Name         Objective                                                        applicable)
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS VP
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP ULTRABULL   Seeks daily investment results, before fees and expenses,        o ProFund Advisors
                       that correspond to twice (200%) the daily performance of
                       the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------


*    The "AXA Allocation" portfolios.


(1) This is the subaccount's new name, effective on or about May 1, 2009, subject to regulatory approval. Its former name is EQ/Marsico Focus.

(2) This is the subaccount's new name, effective on or about May 1, 2009, subject to regulatory approval. Its former name is EQ/PIMCO Real Return.

(3) This is the subaccount's new name, effective on or about May 1, 2009. Its former name is Janus Aspen Mid Cap Growth.

(4) Unlike the other Funds, the Janus Aspen Forty Portfolio is a non-diversified, open-end management investment company. A nondiversified Fund may hold a larger position in a smaller number of securities than a diversified Fund. This means that a single security's increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified Fund than a diversified Fund.

(5) This is the subaccount's new name, effective on or about May 1, 2009. Its former name is Janus Aspen Worldwide Growth.


You should consider the investment objectives, risks and charges and expenses of the portfolios carefully before investing. Share classes, where applicable, are defined in the corresponding Fund prospectus. The prospectuses for the Fund contain this and other important information about the portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Fund prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-487-6669.

Each Owner should periodically review their allocation of Purchase Payments and Fund Value among the subaccounts and the Guaranteed Interest Account with Market Value Adjustment in light of their current objectives, the current market conditions, and the risks of investing in each of the Funds' various portfolios. A full description of the objectives, policies, restrictions, risks and expenses for each of the Funds' portfolios can be found in the prospectus for each of the Funds.


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PURCHASE OF PORTFOLIO SHARES BY MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A will buy and redeem shares from the Funds at net asset value. Shares will be redeemed when needed for the Company to:

o collect charges under the Contracts;

o pay Cash Value on full surrenders of the Contract;

o fund partial surrenders;

o provide benefits under the Contracts; and

o transfer assets from one subaccount to another or between one or more subaccounts of MONY America Variable Account A and the Guaranteed Interest Account with Market Value Adjustment as requested by Owners.

Any dividend or capital gain distribution received from a portfolio of a Fund will be:

o reinvested immediately at net asset value in shares of that portfolio; and

o kept as assets of the corresponding subaccount.

--------------------------------------------------------------------------------
CASH VALUE -- The Contract's Fund Value, less (1) any applicable surrender charge, (2) any outstanding debt, and (3) any applicable market value adjustment.
--------------------------------------------------------------------------------

Shares of the Funds are not sold directly to the general public. They are sold to the Company, and may be sold to other insurance companies that issue variable annuity and variable life insurance contracts. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its portfolios both to variable annuity and to variable life insurance company separate accounts, it engages in mixed funding. When a Fund sells shares in any of its portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding. Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict.

The Board of Directors or Trustees of each of the Funds monitors the respective Fund for the existence of material irreconcilable conflict between the interests of variable annuity Owners and variable life insurance Owners. The Boards shall report any such conflict to the boards of the Company and its affiliates. The Boards of Directors of the Company and its affiliates have agreed to be responsible for reporting any potential or existing mixed and shared funding conflicts to the Directors and Trustees of each of the relevant Funds. The Boards of Directors of the Company and its affiliates will remedy any conflict at their own cost. The remedy may include establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.


13  The Funds

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4. Detailed information about the Contract

--------------------------------------------------------------------------------

The Fund Value in MONY America Variable Account A and in the Guaranteed Interest Account with Market Value Adjustment provide many of the benefits of your Contract. The information in this section describes the benefits, features, charges and major provisions of the Contract and the extent to which those depend upon the Fund Value, particularly the Fund Value in MONY America Variable Account A. There may be differences in your Contract, such as differences in fees, charges and benefits because of the state where we issued your Contract. We will include any such differences in your Contract.

PAYMENT AND ALLOCATION OF PURCHASE PAYMENTS

ISSUANCE OF THE CONTRACT

Disclosure regarding contract issuance and minimum initial Purchase Payments is for informational purposes only. This Contract is no longer available to new purchasers.

The Contract is between you and the Company. The Contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your Contract. In the absence of a specific written arrangement to the contrary, you as the owner of the Contract, have the sole authority to make investment allocations and other decisions under the Contract. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your Contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

Individuals who want to buy a Contract must:

(1) Complete an application;

(2) Personally deliver the application to

    (a) a licensed agent of the Company who is also a registered representative of AXA Advisors, LLC or AXA Distributors, LLC (together, the "Distributors") who act as the principal underwriters for the Contracts, or

    (b) a licensed agent who is also a registered representative of a broker dealer which had been authorized by the Distributors to sell the Contract; and

(3) Pay the minimum initial Purchase Payment.

If we receive a completed application and all other information necessary for processing a purchase order at our Operations Center, we will apply your initial Purchase Payment no later than two Business Days after we receive the order. While attempting to finish an incomplete application, we may hold your initial Purchase Payment for no more than five Business Days. If an incomplete application cannot be completed within those five days, we will inform you of the reasons, and will return your Purchase Payment immediately (unless you specifically authorize us to keep it until the application is complete). Once you complete your application, we must apply the initial Purchase Payment within two Business Days. We will apply any additional Purchase Payments you make on the Business Day we receive them at our Operations Center.

The Contract may be used with certain tax qualified plans. The Contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this Contract does not provide additional tax deferral benefits beyond those provided in the Qualified Plan. Accordingly, if you are purchasing this Contract, you should purchase it for its death benefit, annuity benefits, and other non-tax related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether the Contract is an appropriate investment for you.


The minimum initial Purchase Payment for individuals varies depending upon the use of the Contract and the method of purchase. The chart below shows the minimum initial Purchase Payment for each situation.



                                     Detailed information about the Contract  14

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-------------------------------------------------------------------------------------------------------------------------------
Use of Contract or Method of Making Purchase Payment                                    Minimum Initial Purchase Payment
-------------------------------------------------------------------------------------------------------------------------------
Individual retirement accounts and annuities under Section 408 of the Code (other than Simplified Employee Pensions), including Roth IRAs under Section 408A of the
Code                                                                                    $2,000
-------------------------------------------------------------------------------------------------------------------------------
Non-Qualified Contracts                                                                 $2,000
-------------------------------------------------------------------------------------------------------------------------------
H.R. 10 plans (self-employed individuals' retirement plans under Section 401 of the
Code), certain corporate or association retirement plans, and Simplified Employee
Pensions under Section 408 of the Code                                                  $600
-------------------------------------------------------------------------------------------------------------------------------
Annuity purchase plans sponsored by certain tax-exempt organizations, governmental
entities and deferred compensation plans under Section 457 of the Code                  $600
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                                                                                        Annualized rate of $600 (i.e., $600 per
                                                                                        year, $300 semiannually, $150 quarterly
Payroll deduction and automatic checking account withdrawal plans                       or $50 per month)
-------------------------------------------------------------------------------------------------------------------------------
Government Allotment Plans                                                              $50 per month
-------------------------------------------------------------------------------------------------------------------------------



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GOVERNMENT ALLOTMENT PLANS -- Payroll deduction plans used for financial products by government employees.
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Additional Purchase Payments may be made at any time before the Annuity starting date as long as the Annuitant is living. However, for certain automatic payment plans, the smallest additional payment is $50. The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments for such plans. In addition, the prior approval of the Company is needed before it will accept a Purchase Payment if, with that Payment, that would cause Cumulative Purchase Payments, less any partial surrenders and their surrender charges and market value adjustment, to exceed $1,500,000.

The Company reserves the right to reject an application for any reason permitted by law.

Net Purchase Payments received before the Effective Date will be held in the Company's General Account and will be credited with interest at not less than 3.50% per year if:

(1) the Contract is issued by the Company, and

(2) the Contract is delivered to the Owner.

No interest will be paid if the Contract is not issued or if it is declined by the Owner.

These amounts will be held in the General Account pending end of the right to return contract period. (See below.)

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EFFECTIVE DATE -- The date the contract begins as shown in the Contract.
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TAX-FREE "SECTION 1035" EXCHANGES


The Owner can generally exchange one annuity contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Similar rules may apply to changing the funding vehicle in a Qualified Plan. Before making the exchange, the Owner should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on the old contract. There will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, the Owner may have to pay federal income tax, and penalty taxes on the exchange. The Owner should not exchange another contract for this one unless he or she determines, after knowing all the facts, that the exchange is in the Owner's best interest and not just better for the person trying to sell the Owner this Contract (that person will generally earn a commission if the Owner buys this Contract through an exchange or otherwise).


RIGHT TO RETURN CONTRACT PROVISION

This information is no longer applicable, as these contracts are no longer available to new purchasers.

The Owner may return the Contract during the right to return contract period (usually within 10 days of the delivery date). The Contract must be returned to the Company or any agent of the Company. When the Company receives the Contract, it will be voided as if it were never in effect. The amount to be refunded is equal to the Purchase Payments received by the Company less any partial surrender you made. During the right to return contract period, Purchase Payments will be retained in the Company's General Account and will earn interest at a rate not less than 3.50% per year. If you have not returned the Contract at the end of the right to return contract period, we transfer the Net Purchase Payments with interest to the subaccounts and/or the Guaranteed Interest Account.

For contracts issued in the State of Washington, an additional 10% penalty will be added to any Purchase Payment refund due that is not paid within 30 days of return of the Contract to the Company. For contracts issued in the State of Oklahoma, if payment is delayed more than 30 days, the Company will pay interest on the proceeds at a rate required by Oklahoma law.


ALLOCATION OF PURCHASE PAYMENTS AND FUND VALUE

ALLOCATION OF PAYMENTS. On the application, the Owner may allocate Net Purchase Payments to any of the available subaccounts of MONY America Variable Account A or to the Guaranteed Interest Account with Market Value Adjustment. Net Purchase Payments (and any interest thereon) are held in the General Account if they are received before


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the end of the right to return contract period. The Net Purchase Payments will earn interest at a rate not less than 3.50% per year beginning on the later of:


(1) the Effective Date of the Contract, or

(2) the date the Payment is received at the Company's Operations Center.

Net Purchase Payments will continue to earn 3.50% annual interest until the right to return contract period expires. (See "Right to return contract provision" above.) After the right to return contract period has expired, the Contract's Fund Value will automatically be transferred to MONY America Variable Account A subaccount(s) or to the Guaranteed Interest Account with Market Value Adjustment according to the Owner's allocation instructions.

After the right to return contract period ends, under a non-automatic payment plan, if the Owner does not:

(1) specify the amount to be allocated among subaccounts, or

(2) specify the percentage to be allocated among subaccounts, or

(3) the amount or percentage specified is incorrect or incomplete,

the Net Purchase Payments will be allocated under the Owner's most recent instructions on record with the Company. The percentage specified must not be less than 10% of the Net Purchase Payment. For automatic payment plans, Net Purchase Payments will be allocated according to the Owner's most recent instructions on record.

The Owner may change the specified allocation formula for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone, facsimile or via the Web subject to the rules of the Company and its right to terminate or modify telephone, facsimile or via the Web allocation. The Company reserves the right to deny any telephone, facsimile or via the Web allocation request. (See "Telephone/fax/web transactions.") Any such change, whether made in writing or by telephone, facsimile or via the Web, will be effective within 7 days of the date we receive notice of the change.


Net Purchase Payments may be allocated in whole percentages to any of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 5% of a Net Purchase Payment. Allocation percentages must total 100%. Contracts issued in the states of Maryland, New Jersey, Oklahoma, Oregon, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania must maintain a minimum fund value balance of $2,500 in the Guaranteed Interest Account when an allocation to said account is chosen.



CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

When allocated Purchase Payments are received they are credited to subaccounts of MONY America Variable Account A in the form of units. The number of units is determined by dividing the dollar amount allocated to a particular subaccount by the unit value for that subaccount for the Business Day on which the Purchase Payment is received.

To determine the unit value of a subaccount on each Business Day, the Company takes the prior Business Day's unit value and multiplies it by the Net Investment Factor for the current Business Day. The Net Investment Factor is used to measure the investment performance of a subaccount from one Business Day to the next. The Net Investment Factor for each subaccount equals:

(1) the net asset value per share of each Fund held in the subaccount at the end of the current Business Day divided by

(2) the net asset value per share of each Fund held in the subaccount at the end of the prior Business day, minus

(3) the daily mortality and expense risk charge and any other applicable charges adjusted for the number of calendar days in the period.

The unit value of these subaccounts may increase, decrease or remain the same from Business Day to Business Day. The unit value depends on the investment performance of the portfolio of the Fund in which the subaccount invests and any expenses and charges deducted from MONY America Variable Account A. The Owner bears the entire investment risk. Owners should periodically review their allocations of payments and values in light of market conditions and overall financial planning requirements.


CALCULATION OF GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT FUND
VALUE

Net Purchase Payments to be allocated to the Guaranteed Interest Account with Market Value Adjustment will be credited to the Accumulation Period chosen by the Owner on:

(1) the date received at the Operations Center, or

(2) if the day Net Purchase Payments are received is not a Business Day, then on the next Business Day.

Interest will be credited daily.


CALCULATION OF FUND VALUE

The Contract's Fund Value will reflect:

o The investment performance of the selected subaccount(s) of MONY America Variable Account A;

o Amounts credited (including interest) to the Guaranteed Interest Account with Market Value Adjustment;

o Any amount in the loan account;

o Any Net Purchase Payments;

o Any transfer charges;

o Any partial surrenders; and

o All contract charges (including surrender charges and market value adjustments) imposed.

There is no guaranteed minimum Fund Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account with Market Value Adjustment. Because a Contract's Fund Value at any future date will be dependent on a number of variables, it cannot be predetermined.


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The Fund Value will be computed first on the Effective Date and thereafter on each Business Day. On the Effective Date, the Contract's Fund Value will be the Net Purchase Payments received plus any interest credited on those Payments during the period when Net Purchase Payments are held in the General Account. (See "Issuance of the Contract.")

After amounts allocated to the subaccounts are transferred from the General Account to MONY America Variable Account A, on each Business Day, the Contract's Fund Value will be computed as follows:

(1) Determine the aggregate of the Fund Values attributable to the Contract in each of the subaccounts on that Business Day. This is done by multiplying the subaccount's unit value on that date by the number of subaccount units allocated to the Contract. The computation of the Contract's Fund Value in the subaccount is done before any other Contract transactions on that Business Day.

(2) Add any amount credited to the Guaranteed Interest Account with Market Value Adjustment before that Business Day. This amount is the aggregate of all Net Purchase Payments allocated to the Guaranteed Interest Account with Market Value Adjustment and:

     o The addition of any interest credited.

     o Addition or subtraction of any amounts transferred.

     o Subtraction of any partial surrenders.

     o Subtraction of any contract charges, surrender charges, transfer charges, and any Market Value Adjustments

(3) Add the value held in the loan account to secure contract loans and interest credited on that day on that amount;

(4)  Add any Net Purchase Payment received on that Business Day;

(5) Subtract any partial surrender amount (reflecting any surrender charge and Market Value Adjustment) made on that Business Day;

(6) Subtract any annual contract charge and/or transfer charge deductible on that Business Day.

Regarding (1) above, for each subaccount we multiply the number of units credited to that subaccount by its unit value on that Business Day. The multiplication is done BEFORE the purchase or redemption of any units on that Business Day.

If a transaction would ordinarily require that the Contract's Fund Value be computed for a day that is not a Business Day, the next following Business Day will be used.

TRANSFERS. You may transfer the value of the Contract among the subaccounts after the right to return contract period has expired by sending a proper written request to the Company's Operations Center. Transfers may be made by telephone, facsimile or via the web if you have proper authorization. (See "Telephone/fax/web transactions.") Transfers from a subaccount will be executed at the net asset value next calculated by the Company if the transfer instruction is received and acknowledged by 4:00 p.m., Eastern Time on a day on which the New York Stock Exchange is open for business. If the New York Stock Exchange is not open for business on the day of receipt, the transfer instruction will be executed at the net asset value calculated at the close of business on the first day thereafter on which the New York Stock Exchange is open for business. Such transfers are subject to the Company's rules and conditions for such privilege. Currently, there are no limitations on the number of transfers between subaccounts. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

Transfers among, to and from subaccounts may be postponed for any period during which:

(1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

(3) an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

A transfer charge is not currently imposed on transfers. (See "Charges against fund value -- Transfer charge.") However, the Company reserves the right to impose a charge which will not exceed $25 per transfer (except for contracts issued in the states of South Carolina and Texas where it will not exceed $10). If imposed the charge will be deducted from the first subaccount(s) or the Guaranteed Interest Account with Market Value Adjustment Accumulation Period you designate funds to be transferred from. This charge is in addition to the amount transferred. All transfers in a single request are treated as one transfer transaction. A transfer resulting from the first reallocation of Fund Value at the end of the right to return contract period and transfers made at the end of an Accumulation Period of amounts allocated to the Guaranteed Interest Account with Market Value Adjustment (see below) will not be subject to a transfer charge. Under present law, transfers are not taxable transactions.

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EFFECTIVE DATE -- The date shown as the Effective Date of the Contract.
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TRANSFERS INVOLVING THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT. Transfers may be made from the Guaranteed Interest Account with Market Value Adjustment at any time, but, if they are made before the end of the 3, 5, 7, or 10 year accumulation period there will be a market value adjustment for contracts issued in most states. If the transfer request is received within 30 days before the end of the Accumulation Period, no market value adjustment will apply.

Contracts issued in Maryland, New Jersey, Oklahoma, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania, to the extent the Owner allocates investments to the Guaranteed Interest Account, must maintain a minimum Fund Value in the Guaranteed Interest Account of $2,500.

Please see "Payment and allocation of Purchase Payments" earlier in this section for more information about your role in managing your allocations.



PORTFOLIO REBALANCING

Our portfolio rebalancing program can help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally



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selected to shift. With this program, you may instruct us to periodically reallocate values in your Contract. The program does not guarantee an investment gain or protect against an investment loss. You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Requesting a transfer while enrolled in our rebalancing program will automatically terminate your participation in the program. This means that your account will no longer be rebalanced on a periodic basis. You must provide us with written instructions if you wish your account to be rebalanced in the future.



TELEPHONE/FAX/WEB TRANSACTIONS

Prior allocation instructions may be changed or transfers requested by telephone, fax or via the web subject to the Company's guidelines (which we believe to be reasonable) and the Company's right to modify or terminate the telephone/fax/web privilege. The Company reserves the right to deny any telephone, fax or web request.

If all telephone lines are busy or the internet is not available (for example, during periods of substantial market fluctuations), Owners may be unable to request telephone, fax or web allocation changes or transfers by telephone, fax or web. In such cases, an Owner would submit a written request.

We have adopted guidelines relating to changes of allocations and transfers by telephone, fax or the web which, among other things, outlines procedures designed to prevent unauthorized instructions. If the Owner does not follow these procedures :

(1) the Company shall not be liable for any loss as a result of following fraudulent telephone, fax or web instructions; and

(2) the Owner will, therefore, bear the entire risk of loss due to fraudulent telephone, fax or web instructions.


A copy of the guidelines and our form for electing telephone/facsimile transfer privileges is available from your financial professional or by calling us at 1-800-487-6669, Monday through Friday, 9 a.m. to 5 p.m., Eastern Time. Web transfer privileges and a copy of the guidelines and forms are available online at www.axaonline.com. The telephone or fax allocation and transfer privileges may also be elected by completing the telephone or fax authorization. The Company's form or a Contract application with a completed telephone or fax authorization must be signed and received at the Company's Operations Center before telephone or fax allocation instructions will be accepted. To elect web allocation and transfer privileges, you must log on to www.axaonline.com, and register for online account access. This online application must be electronically signed and received by the Company via the internet before web transaction instructions will be accepted.


SPECIAL NOTE ON RELIABILITY. Please note that the internet and our telephone system may not always be available. Any system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transactions by writing our Operations Center.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the Contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The Contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.


We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and contract owners.

We currently require that any transfer request that would result in an aggregated transfer amount of $250,000 or more in a single day must be submitted in writing to our customer service office by U.S. mail (first



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class). Overnight mail is not permitted for those transfer requests. We monitor the $250,000 daily threshold on a monthly basis and combine transfer activities for all Contracts with the same or related owner. We do not permit exceptions to this policy. We may change this policy, and any new or revised policy will apply to all Contractholders uniformly.


We offer subaccounts with underlying portfolios that are part of the AXA Premier VIP Trust and EQ Advisors Trust, as well as subaccounts with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with AXA Premier VIP Trust and EQ Advisors Trust, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity. Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.


When a Contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the Contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the Contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.


It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


TERMINATION OF THE CONTRACT

The Contract will remain in effect until the earlier of:

(1) the date the Contract is surrendered in full,

(2) the date annuity payments start,

(3) the Contract Anniversary on which, after deduction for any annual contract charge then due, no Fund Value in the subaccounts and the Guaranteed Interest Account with Market Value Adjustment remains in the Contract, or

(4) the date the death benefit is payable under the Contract.


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5. Description of the Guaranteed Interest Account with Market Value Adjustment

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GENERAL

The Guaranteed Interest Account with Market Value Adjustment is an allocation option available under the Contract. The Guaranteed Interest Account with Market Value Adjustment may not be available in every state jurisdiction.

The guarantees associated with the Guaranteed Interest Account with Market Value Adjustment are borne exclusively by the Company. The guarantees associated with the Guaranteed Interest Account with Market Value Adjustment are legal obligations of the Company. Fund Values allocated to the Guaranteed Interest Account with Market Value Adjustment are held in the General Account of the Company. Amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. The Company has sole investment discretion over the investment of the assets of its General Account. Owners having allocated amounts to a particular Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment, however, will have no claim against any particular assets of the Company.

The Guaranteed Interest Account with Market Value Adjustment provides for a Specified Interest Rate, which is a guaranteed interest rate that will be credited as long as any amount allocated to the Guaranteed Interest Account with Market Value Adjustment is not distributed for any reason prior to the Maturity Date of the particular Accumulation Period chosen by the Owner. Generally, a 3-year Accumulation Period offers guaranteed interest at a Specified Interest Rate over three years, a 5-year Accumulation Period offers guaranteed interest at a Specified Interest Rate over five years, and so on. Because the Maturity Date is the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period, the Accumulation Period may be up to 31 days shorter than the 3, 5, 7 or 10 years, respectively.

Although the Specified Interest Rate will continue to be credited as long as Fund Value remains in an Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment prior to the Maturity Date of that Accumulation Period, surrenders or transfers (including transfers to the Loan Account as a result of a request by the Owner for a Loan) will be subject to a Market Value Adjustment, as described below. Market Value Adjustments do not apply upon annuitization under Settlement Option 3 or 3A.

Market Value Adjustments do not apply for partial or full surrenders or transfers requested within 30 days before the end of the Accumulation Period, nor to any benefits paid upon the death of the Annuitant. The Market Value Adjustment does apply to benefits paid upon death of the Owner. Market Value Adjustments also do not apply to contracts issued in certain states.

GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

The Guaranteed Interest Account with Market Value Adjustment is a part of the Company's General Account and consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including MONY America Variable Account A.

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MARKET VALUE ADJUSTMENT -- An amount added to or deducted from the amount surrendered or transferred from the Guaranteed Interest Account with Market Value Adjustment for contracts issued in certain states.

ACCUMULATION PERIOD -- Currently 3, 5, 7 and 10 years. The Period starts on the Business Day that falls on, or next follows the date the Purchase Payment is transferred into the Guaranteed Interest Account with Market Value Adjustment and ends on the monthly contract anniversary immediately prior to the last day of that Period. (THE ACCUMULATION PERIOD IS LIMITED TO ONE YEAR FOR CONTRACTS ISSUED IN THE STATES OF MARYLAND, NEW JERSEY, OKLAHOMA, OREGON, SOUTH CAROLINA, TEXAS, WASHINGTON AND THE COMMONWEALTHS OF MASSACHUSETTS AND PENNSYLVANIA.)

CONTRACT YEAR -- Any period of twelve (12) months commencing with the Effective Date and each Contract Anniversary thereafter.

CONTRACT ANNIVERSARY -- An anniversary of the Effective Date of the Contract.

GENERAL ACCOUNT -- The General Account of the Company which consists of all of the Company's assets other than those assets allocated to the Company's separate accounts.
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ALLOCATIONS TO THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

There are three sources from which allocations to the Guaranteed Interest Account with Market Value Adjustment may be made:

(1) an initial Purchase Payment made under a Contract may be wholly or partially allocated to the Guaranteed Interest Account with Market Value Adjustment;

(2) a subsequent or additional Purchase Payment made under a Contract may be partially or wholly allocated to the Guaranteed Interest Account with Market Value Adjustment; and

(3) amounts transferred from Subaccounts available under the Contract may be wholly or partially allocated to the Guaranteed Interest Account with Market Value Adjustment.

There is no minimum amount of any allocation of either Purchase Payments or transfers of Fund Value to the Guaranteed Interest Account with Market Value Adjustment. The 1-year Accumulation Period (which is limited to certain states in which there is no Market Value Adjustment), requires the Guaranteed Interest Account to have a minimum Fund Value of $2,500 when an allocation to said account is chosen.

SPECIFIED INTEREST RATES AND THE ACCUMULATION PERIODS

SPECIFIED INTEREST RATES

The Specified Interest Rate, at any given time, is the rate of interest guaranteed by the Company to be credited to allocations made to the


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Accumulation Period for the Guaranteed Interest Account with Market Value Adjustment chosen by the Owner, so long as no portion of the allocation is distributed for any reason prior to the Maturity Date of the Accumulation Period. Different Specified Interest Rates may be established for the four different Accumulation Periods which are currently available (3, 5, 7 and 10 years). (The Accumulation Period is limited to one year for contracts issued in the states of Maryland, New Jersey, Oklahoma, Oregon, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania.)

The Company declares Specified Interest Rates for each of the available Accumulation Periods from time to time. Normally, new Specified Interest Rates will be declared monthly; however, depending on interest rate fluctuations, declarations of new Specified Interest Rates may occur more or less frequently. The Company observes no specific method in the establishment of the Specified Interest Rates, but generally will attempt to declare Specified Interest Rates which are related to interest rates associated with fixed-income investments available at the time and having durations and cash flow attributes compatible with the Accumulation Periods then available for the Guaranteed Interest Account with Market Value Adjustment. In addition, the establishment of Specified Interest Rates may be influenced by other factors, including competitive considerations, administrative costs and general economic trends. The Company has no way of predicting what Specified Interest Rates may be declared in the future and there is no guarantee that the Specified Interest Rate for any of the Accumulation Periods will exceed the guaranteed minimum effective annual interest rate of 3.50%. Owners bear the risk that the Specified Interest Rate will not exceed the guaranteed minimum rate.

The period of time during which a particular Specified Interest Rate is in effect for new allocations to the then available Accumulation Periods is referred to as the Investment Period. All allocations made to an Accumulation Period during an Investment Period are credited with the Specified Interest Rate in effect. An Investment Period ends only when a new Specified Interest Rate relative to the Accumulation Period in question is declared. Subsequent declarations of new Specified Interest Rates have no effect on allocations made to Accumulation Periods during prior Investment Periods. All such prior allocations will be credited with the Specified Interest Rate in effect when the allocation was made for the duration of the Accumulation Period selected.

Information concerning the Specified Interest Rates in effect for the various Accumulation Periods can be obtained by contacting an agent of the Company who is also a registered representative of AXA Advisors, LLC or by calling the following toll free telephone number: (800) 487-6669.

The Specified Interest Rate is credited on a daily basis to allocations made to an Accumulation Period elected by the Owner, resulting in an annual effective yield which is guaranteed by the Company, unless amounts are surrendered, transferred or paid out on death of Annuitant from that Accumulation Period for any reason prior to the Maturity Date for that Accumulation Period. The Specified Interest Rate will be credited for the entire Accumulation Period. If amounts are surrendered or transferred from the Accumulation Period for any reason prior to the Maturity Date, a Market Value Adjustment will be applied to the amount surrendered or transferred.

CREDITING OF INTEREST

The entire initial Purchase Payment always earns interest at a rate not less than 3.50% per year until the end of the right to return contract period. When the right to return contract period ends, the entire initial Purchase Payment plus interest earned is transferred to the selected subaccounts and/or Guaranteed Interest Account with Market Value Adjustment accumulation periods.

Any Net Purchase Payments you as Owner of the Contract allocate to the Guaranteed Interest Account with Market Value Adjustment will be credited with interest at the rate declared by the Company for the specified period selected. The Company guarantees that the rate credited will not be less than 3.50% annually (0.0094%, compounded daily). You bear the risk that we will not declare an annual interest rate in excess of 3.50% per year. If you allocate Purchase Payments (or transfer fund value) to the Guaranteed Interest Account with Market Value Adjustment, you will choose between Accumulation Periods of 3, 5, 7, or 10 years for Contracts issued in most states. The Accumulation Period is limited to one year for contracts issued in the states of Maryland, New Jersey, Oklahoma, Oregon, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania. Before the beginning of each calendar month, the Company will declare interest rates for each period, if those rates will be higher than the guaranteed rate. Each interest rate declared by the Company will be applicable for all Net Purchase Payments received or transfers from MONY America Variable Account A completed within the period during which it is effective. Amounts you allocate to the Accumulation Period you select will receive this interest rate for the entire Accumulation Period. Within 45 days, but not less than 15 days before the Accumulation Period expires, we will notify you of the new rates we are then declaring. When the period expires you can (1) elect a new Accumulation Period of 3, 5, 7, or 10 years (except in certain states where the Accumulation Period is limited to a one year period) or (2) you may elect to transfer the amounts allocated to the expiring Accumulation Period to MONY America Variable Account A. If you make no election within 30 days of the end of an Accumulation Period, the entire amount allocated to the expiring Accumulation Period will automatically be held for an Accumulation Period of the same length. If that period will extend beyond the annuity starting date or if that period is no longer offered, the money will be transferred into the Money Market subaccount.


ACCUMULATION PERIODS

For each Accumulation Period, the Specified Interest Rate in effect at the time of the allocation to that Accumulation Period is guaranteed. An Accumulation Period always ends on a Maturity Date, which is the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period. Therefore, the Specified Interest Rate may be credited for up to 31 days less than the full 3, 5, 7 or 10 years. (The Accumulation Period is limited to one year for contracts issued in the states of Maryland, New Jersey, Oklahoma, Oregon, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania.)

For example, if the Effective Date of a Contract is August 10, 2000 and an allocation is made to a 10 year Accumulation Period on August 15,


21  Description of the Guaranteed Interest Account with Market Value Adjustment

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2000 and the funds for a new Purchase Payment are received on that day, the Accumulation Period will begin on August 15, 2000 and end on August 10, 2010, during which period the Specified Interest Rate will be credited.

All Accumulation Periods for the 3, 5, 7, and 10 year Accumulation Periods, respectively, will be determined in a manner consistent with the foregoing example.


END OF ACCUMULATION PERIODS

At least fifteen days and at most forty-five days prior to the end of an Accumulation Period, the Company will send notice to the Owner of the impending Maturity Date. The notice will include the projected Fund Value held in the Accumulation Period on the Maturity Date and will specify the various options Owners may exercise with respect to the Accumulation Period:

(1) During the thirty-day period before the Maturity Date, the Owner may wholly or partially surrender the Fund Value held in that Accumulation Period without a Market Value Adjustment; however, Surrender Charges under the Contract, if applicable, will be assessed.

(2) During the thirty-day period before the Maturity Date, the Owner may wholly or partially transfer the Fund Value held in that Accumulation Period, without a Market Value Adjustment, to any Subaccount then available under the Contract or may elect that the Fund Value held in that Accumulation Period be held for an additional Accumulation Period of the same number of years or for another Accumulation Period of a different number of years which may at the time be available. A confirmation of any such transfer or election will be sent immediately after the transfer or election is processed.

(3) If the Owner does not make an election within thirty days follow ing the Maturity Date, the entire Fund Value held in the maturing Accumulation Period will be transferred to an Accumulation Period of the same number of years as the Accumulation Period which matured. The start of the new Accumulation Period is the ending date of the previous Accumulation Period. However, if that period would extend beyond the Annuity Starting Date of the Contract or if that period is not then made available by the Company, the Fund Value held in the maturing Accumulation Period will be automatically transferred to the Money Market Subaccount at the end of the Maturity Period. A confirmation will be sent immediately after the automatic transfer is executed.

During the thirty day period following the Maturity Date, and prior to any of the transactions set forth in (1), (2), or (3) above, the Specified Value held in the maturing Accumulation Period will continue to be credited with the Specified Interest Rate in effect before the Maturity Date.


SURRENDERS, TRANSFERS OR LOANS

When you as Owner request that Contract Fund Value from the Guaranteed Interest Account with Market Value Adjustment be transferred to MONY America Variable Account A, surrendered, loaned to you, or used to pay any charge imposed in accordance with the Contract, you should tell the Company the source by interest rate Accumulation Period of amounts you request be transferred, surrendered, loaned, or used to pay charges. If you do not specify an Accumulation Period, your transaction will be processed using the Accumulation Periods in which money was most recently allocated.


THE MARKET VALUE ADJUSTMENT


GENERAL INFORMATION REGARDING THE MVA

A surrender or transfer (including a transfer to the Loan Account as a result of a request by the Owner for a Loan) from the Guaranteed Interest Account with Market Value Adjustment prior to the Maturity Date of that particular Accumulation Period, will be subject to a Market Value Adjustment. A Market Value Adjustment will not apply upon annuitization under Settlement Option 3 or 3A, or upon payment of a death benefit. The Market Value Adjustment is determined by the multiplication of an MVA Factor by the Specified Value, or the portion of the Specified Value being surrendered or transferred (including transfers for the purpose of obtaining a Loan). The Specified Value is the amount of the allocation of Purchase Payments and transfers of Fund Value to an Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment, plus interest accrued at the Specified Interest Rate minus prior distributions. The Market Value Adjustment may either increase or decrease the amount of the distribution. It will not apply to requests for transfer or full or partial surrenders received at our administrative office within 30 days before the end of the applicable Accumulation Period.

The Market Value Adjustment is intended to approximate, without duplicating, the experience of the Company when it liquidates assets in order to satisfy contractual obligations. Such obligations arise when Owners request surrenders or transfers (including transfers for the purpose of obtaining a Loan). When liquidating assets, the Company may realize either a gain or a loss.

A market value adjustment can increase or decrease the amounts surrendered or transferred from the Guaranteed Interest Account with Market Value Adjustment depending on current interest rate fluctuations.

If prevailing interest rates are higher at the time of a surrender or transfer (including transfers for the purpose of obtaining a Loan) than the Specified Interest Rate in effect at the time the Accumulation Period commences, the Company will realize a loss when it liquidates assets in order to process a surrender or transfer (including transfers for the purpose of obtaining a Loan); therefore, application of the Market Value Adjustment under such circumstances will decrease the amount of the surrender or transfer (including transfers for the purpose of obtaining a Loan).

Generally, if prevailing interest rates are lower than the Specified Interest Rate in effect at the time the Accumulation Period commences, the Company will realize a gain when it liquidates assets in order to process a surrender or transfer (including transfers for the purpose of obtaining a Loan); therefore, application of the MVA under such circumstances will generally increase the amount of the surrender or transfer (including transfers for the purpose of obtaining a Loan).


 Description of the Guaranteed Interest Account with Market Value Adjustment  22

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The Company measures the relationship between prevailing interest rates and the Specified Interest Rates it declares through the MVA Factor. The MVA Factor is described more fully below.


THE MVA FACTOR

The formula for determining the MVA Factor is:

                                       ((n-t)/12)
                          [(1+a)/(1+b)]           - 1

Where:

     a = the Specified Interest Rate for the Accumulation Period from which the surrender, transfer or loan is to be taken;

     b = the Specified Interest Rate declared at the time a surrender or transfer is requested for an Accumulation Period equal to the time remaining in the Accumulation Period from which the surrender or transfer (including transfer to the Loan Account as a result of a request by the Owner for a Loan) is requested, plus 0.25%;

     n = the Accumulation Period from which the surrender or trans fer occurs in months; and

     t = the number of elapsed months (or portion thereof) in the Accumulation
         Period from which the surrender or transfer occurs.

If an Accumulation Period equal to the time remaining is not issued by the Company, the rate will be an interpolation between two available Accumulation Periods. If two such Accumulation Periods are not available, we will use the rate for the next available Accumulation Period.

If the Company is no longer declaring rates on new payments, we will use Treasury yields adjusted for investment risk as the basis for the Market Value Adjustment.

The MVA Factor shown above also accounts for some of the administrative and processing expenses incurred when fixed-interest investments are liquidated. This is represented in the addition of 0.25% in the MVA Factor.

The MVA Factor will be multiplied by that portion of the Specified Value being surrendered, transferred, or distributed for any other reason. If the result is greater than zero, a gain will be realized by the Owner; if less than zero, a loss will be realized. If the MVA Factor is exactly zero, no gain or loss will be realized by the Owner.


INVESTMENTS

Amounts allocated to the Guaranteed Interest Account with Market Value Adjustment are transferred to the General Account of the Company. Amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. This is unlike amounts allocated to the Subaccounts of the MONY America Variable Account A, which are not subject to the liabilities arising from the business the Company conducts.

The Company has sole investment discretion over the investment of the assets of the General Account. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Home Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; commercial and agricultural mortgage loans; other debt instruments; commercial paper; cash or cash equivalents.

Variable annuity Owners having allocated amounts to a particular Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment will not have a direct or indirect interest in these investments, nor will they have a claim against any particular assets of the Company. The overall investment performance of the General Account will not increase or decrease their claim against the Company.

There is no specific formula for establishing Specified Interest Rates. The Specified Interest Rates declared by the Company for the various Accumulation Periods will not necessarily correspond to the performance of any group of assets of the General Account. We will consider certain factors in determining these rates, such as regulatory and tax environment, sales commissions, administrative expenses borne by us, and competitive factors. The Company's management will make the final determination of these rates. However, the Specified Interest Rate will never be less than 3.50%.


23  Description of the Guaranteed Interest Account with Market Value Adjustment

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6. Surrenders

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The Owner may elect to make a surrender of all or part of the Contract's Fund Value provided it is:

o  on or before the annuity payments start, and

o  during the lifetime of the Annuitant.

Any such election shall specify the amount of the surrender. The surrender will be effective on the date a proper written request is received by the Company at its Operations Center.

The amount of the surrender may be equal to the Contract's Cash Value, which is its Fund Value less:

(1) any applicable surrender charge,

(2) any applicable Market Value Adjustment, and

(3) any outstanding debt.

The Surrender may also be for a lesser amount (a "partial surrender"). Requested partial surrenders that would leave a Cash Value of less than $1,000 are treated and processed as a full surrender. In such case, the entire Cash Value will be paid to the Owner. For a partial surrender, any surrender charge or any applicable market value adjustment will be in addition to the amount requested by the Owner.

A surrender will result in the cancellation of units of the particular subaccounts and the withdrawal of amounts credited to the Guaranteed Interest Account Accumulation Periods as chosen by the Owner. The aggregate value of the surrender will be equal to the dollar amount of the surrender plus, if applicable, any surrender charge and any applicable market value adjustment. For a partial surrender, the Company will cancel Units of the particular subaccounts and withdraw amounts from the Guaranteed Interest Account with Market Value Adjustment Accumulation Period under the allocation specified by the Owner. The unit value will be calculated as of the Business Day the surrender request is received. Allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages (totaling 100%). At least 10% of the partial surrender must be allocated to any subaccount or an Accumulation Period in the Guaranteed Interest Account with Market Value Adjustment designated by the Owner. The request will not be accepted if:

o there is insufficient Fund Value in the Guaranteed Interest Account with Market Value Adjustment or a subaccount to provide for the requested allocation against it, or

o  the request is incomplete or incorrect.

Any surrender charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount in the same proportion that each allocation bears to the total amount of the partial surrender. Contracts issued in the States of Maryland, New Jersey, Oklahoma, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania, to the extent the Owner allocates investments to the Guaranteed Interest Account, must maintain a minimum Fund Value in the Guaranteed Interest Account of $2,500.

The amount of any surrender or transfer payable from MONY America Variable Account A will be paid in accordance with the requirements of state insurance departments and the 1940 Act. However, the Company may be permitted to postpone such payment under the 1940 Act. Postponement is currently permissible only for any period during which:

(1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

(3) an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

Any surrender involving payment from amounts credited to the Guaranteed Interest Account with Market Value Adjustment may be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender is received by the Company. Surrenders involving payment from the Guaranteed Interest Account with Market Value Adjustment may in certain circumstances and in certain states also be subject to a market value adjustment, in addition to a surrender charge. The Owner may elect to have the amount of a surrender settled under one of the settlement options of the Contract. (See "Annuity provisions".)

Contracts offered by this prospectus may be issued in connection with retirement plans meeting the requirements of certain sections of the Internal Revenue Code. Owners should refer to the terms of their particular retirement plan for any limitations or restrictions on cash surrenders.

The tax results of a surrender should be carefully considered. (See "Federal tax status".)

Please note: if mandated under applicable law, we may be required to reject a Purchase Payment. In addition, we may also be required to block an Owner's account and thereby refuse to honor any request for transfers, partial surrenders, loans, or death benefits until instructions are secured from the appropriate regulator. We may be required to provide additional information about your account to government regulators.


                                                                  Surrenders  24

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7. Loans

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Qualified Contracts issued under an Internal Revenue Code Section 401(k) plan will have a loan provision (except in the case of contracts issued in Vermont) under which a loan can be taken using the Contract as collateral for the loan. All of the following conditions apply in order for the amount to be considered a loan, rather than a (taxable) partial surrender:

o  The term of the loan must be 5 years or less.

o  Repayments are required at least quarterly and must be substantially level.

o  The loan amount is limited to certain dollar amounts as specified by the IRS.

The Owner (Plan Trustee) must certify that these conditions are satisfied.

In any event, the maximum outstanding loan on a Contract is 50% of the Fund Value in the subaccounts and/or the Guaranteed Interest Account with Market Value Adjustment. Loans are not permitted before the end of the right to return contract period. In requesting a loan, the Owner must specify the subaccounts from which Fund Value equal to the amount of the loan requested will be taken. Loans from the Guaranteed Interest Account with Market Value Adjustment are not taken until Fund Value in the subaccounts is exhausted. If Fund Value must be taken from the Guaranteed Interest Account with Market Value Adjustment in order to provide the Owner with the amount of the loan requested, the Owner must specify the Accumulation Periods from which Fund Values equal to such amount will be taken. If the Owner fails to specify subaccounts and Accumulation Periods, the request for a loan will be returned to the Owner.

Values are transferred to a loan account that earns interest at an annual rate of 3.50%. The annual loan interest rate charged on outstanding loan amounts will be 6%. If interest is not repaid each year, it will be added to the principal of the loan.

Loan repayments must be specifically earmarked as loan repayment and will be allocated to the subaccounts and/or the Guaranteed Interest Account with Market Value Adjustment using the most recent payment allocation on record. Otherwise, we will treat the payment as a Net Purchase Payment.

--------------------------------------------------------------------------------
LOAN -- Available under a Contract issued under Section 401(k) of the Code; subject to availability. To be considered a Loan: (1) the term must be no more than five years, (2) repayments must be at least quarterly and substantially level, and (3) the amount is limited to dollar amounts specified by the Code, not to exceed 50% of the Fund Value.

LOAN ACCOUNT -- A part of the General Account where Fund Value is held as collateral for a loan. An Owner may transfer Fund Value in the Subaccounts, and/or Guaranteed Interest Account with Market Value Adjustment to the Loan Account.
--------------------------------------------------------------------------------


25  Loans

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8. Death benefit

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DEATH BENEFIT PROVIDED BY THE CONTRACT

The Company will pay a death benefit to the Beneficiary if:

(1) the Annuitant dies, and

(2) the death occurs before the annuity payments start.

The amount of the death benefit will be the greater of:

(1) the Fund Value less any outstanding debt on the date of the Annuitant's death;

(2) the Purchase Payments paid, less any partial surrenders and their surrender charges and market value adjustment and less any outstanding debt; or

(3) an enhanced death benefit.

If there are funds allocated to the Guaranteed Interest Account with market value adjustment at the time of death, any applicable market value adjustment will be waived. If the death of the Annuitant occurs on or after the annuity payments start, no death benefit will be payable except as may be provided under the settlement option elected.

In general, on the death of an Owner who is not the Annuitant, amounts must be distributed from the Contract. (See "Provisions required by Section 72(s) of the Code" later in this prospectus.) We will impose applicable surrender charges. (See "Charges and deductions" later in this prospectus.)


ENHANCED DEATH BENEFIT OPTIONS

Your Contract provides a choice of two enhanced death benefit options when it is issued. If the Annuitant is age 0-75, the Owner may choose either enhanced death benefit -- 5 Year or enhanced death benefit -- 1 Year described below. If the Annuitant does not choose an option when the Contract is issued, the Annuitant will automatically receive the enhanced death benefit -- 5 Year. If your Contract was issued on or before August 16, 2000, you may have elected the enhanced death benefit -- 1 Year during the period from August 16, 2000 to September 22, 2000. Owners with these Contracts not making the election will retain the enhanced death benefit -- 5 Year.


ENHANCED DEATH BENEFIT -- 5 YEAR

On the 5th Contract anniversary and each subsequent 5th Contract anniversary prior to the Annuitant's 71st birthday, the enhanced death benefit may be increased. If the Annuitant is age 65 or over on the date of issue, the enhanced death benefit will be recalculated once on the 5th Contract anniversary. Thereafter the enhanced death benefit remains at its last value.


ENHANCED DEATH BENEFIT -- 1 YEAR

On the first Contract Anniversary and each subsequent Contract Anniversary prior to the Annuitant's 80th birthday, the enhanced death benefit may be increased. After the Annuitant reaches age 80, this enhanced death benefit provision expires. This option may not be currently available in all states.


AMOUNT OF THE ENHANCED DEATH BENEFIT PAYABLE ON DEATH UNDER ENHANCED DEATH BENEFIT OPTIONS

The recalculated enhanced death benefit is equal to the greater of:

(1) the Fund Value on the date the enhanced death benefit is to be recalculated; and

(2) the current enhanced death benefit proportionately reduced by any partial surrenders including surrender charges and any applicable market value adjustments assessed since the last recalculation of the enhanced death benefit.

The enhanced death benefit payable under both enhanced death benefit options is the enhanced death benefit on the date of death of the Annuitant, reduced proportionately for each partial surrender (including surrender charges and market value adjustments, if applicable) since the last recalculation date and less any outstanding debt.

In no event will the enhanced death benefit payable on death exceed 200% of:

o the total Purchase Payments reduced proportionately for each partial surrender (including surrender charges and applicable market value adjustments,), and less

o any outstanding debt.

The proportionate reduction for each partial surrender will be equal to:

(1) the amount of that partial surrender (including any surrender charges and applicable Market Value Adjustment assessed), divided by

(2) the Fund Value immediately before that partial surrender, multiplied by,

(3) the enhanced death benefit immediately before the surrender.

Once the last value is set for the enhanced death benefit, it will not be recalculated. The last value is set for the 5 Year option prior to the Annuitant's 71st birthday or on the first 5th anniversary if the Contract is purchased on or after the Annuitant's age 65. The last value is set for the 1 Year option on the Contract Anniversary prior to the Annuitant's age 80. After the Annuitant reaches age 80, this enhanced death benefit provision expires.

All other basic death benefits as described in this prospectus continue to apply. The largest death benefit under any of these provisions will be paid.

The cost of an enhanced death benefit option is reflected in the mortality and expense risk charge.


                                                               Death benefit  26

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ELECTION AND EFFECTIVE DATE OF ELECTION

The Owner may elect to have the death benefit of the Contract applied under one of four settlement options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. The election must take place:

(1) during the lifetime of the Annuitant, and

(2) before the annuity payments start.

If no election of a settlement option for the death benefit is in effect on the date when proceeds become payable, the Beneficiary may elect:

(1) to receive the death benefit in the form of a lump sum payment; or

(2) to have the death benefit applied under one of the settlement options.

(See "Settlement options.") If an election by the payee is not received by the Company within one month following the date proceeds become payable, the payee will be considered to have elected a lump sum payment. Either election described above may be made by filing a written election with the Company in such form as it may require. Any proper election of a method of settlement of the death benefit by the Owner will become effective on the date it is signed. However, any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operations Center.

Settlement option availability may be restricted by the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the death benefit.


PAYMENT OF DEATH BENEFIT

If the death benefit is to be paid in one sum to the Beneficiary, payment will be made within seven (7) days of the date:

(1) the election becomes effective, or

(2) the election is considered to become effective, and

(3) due proof of death of the Annuitant is received.

The Company may be permitted to postpone such payment from amounts payable from MONY America Variable Account A under the 1940 Act. If the death benefit is to be paid in one sum to the Successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company. Unless another election is made, the death benefit proceeds will be transferred to an interest bearing checking account. The Beneficiary may make partial or full withdrawals from such account through a checkbook provided to the Beneficiary.


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9. Charges and deductions

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The following table summarizes the charges and deductions under the Contract (See "Summary of the Contract -- Fee tables" for more detailed information):

------------------------------------------------------------------------------------------------------------------------------------
Deductions from Purchase Payments
------------------------------------------------------------------------------------------------------------------------------------
Tax charge                                                 Range for State and local -- 0% -- 3.50%(1).
                                                           Federal -- Currently 0% (Company reserves the right to charge in the future.)
------------------------------------------------------------------------------------------------------------------------------------
Daily Deductions from MONY America Variable Account A
------------------------------------------------------------------------------------------------------------------------------------
Mortality & expense risk charge                            Maximum daily rate -- 0.003699%
                                                           Maximum Annual rate -- 1.35%
Annual Rate deducted daily from average daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Deductions from Fund Value
------------------------------------------------------------------------------------------------------------------------------------
Annual contract charge                                     Maximum of $50 ($30 in some states) on 30 days written notice
                                                           Current charge is $0
------------------------------------------------------------------------------------------------------------------------------------
Transaction and other charges                              Maximum of $25
Transfer charge                                            Current charge is $0
------------------------------------------------------------------------------------------------------------------------------------
Surrender charge                                           See grading schedule and "Charges and deductions -- Charges against fund value" for details of how it is computed.
Grades from 7% to 0% of Fund Value surrendered based
on a schedule.
------------------------------------------------------------------------------------------------------------------------------------
Loan interest spread                                       2.50%
------------------------------------------------------------------------------------------------------------------------------------

(1)     Company currently assumes responsibility; current charge to Owner 0%.

The following provides additional details of the charges and deductions under the Contract.

The amount of the charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use such profits for any corporate purpose, including the payment of sales expenses.

DEDUCTIONS FROM PURCHASE PAYMENTS

Deductions may be made from Purchase Payments for a charge for state and local premium or similar taxes prior to allocation of any Net Purchase Payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future Purchase Payments. If the Company is going to make deductions for such tax from future Purchase Payments, it will give 30 days notice to each affected Owner.



CHARGES AGAINST FUND VALUE



DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT A

MORTALITY AND EXPENSE RISK CHARGE. The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of MONY America Variable Account A. This daily charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.35% from the value of the net assets of MONY America Variable Account
A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.35% from the value of the net assets of MONY America Variable Account
A. The charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. The mortality and expense risk charges will not be deducted from the Guaranteed Interest Account with Market Value Adjustment. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.003699% (guaranteed not to exceed 0.003699%) multiplied by the number of days since the last Business Day.

The Company believes that this level of charge is within the range of industry practice for comparable individual flexible payment variable annuity contracts.


The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3.50% interest. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

If the amount of the charge exceeds the amount needed, the excess will be kept by the Company in its General Account. If the amount of the charge is inadequate, the Company will pay the difference out of its General Account.


                                                      Charges and deductions  28

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DEDUCTIONS FROM FUND VALUE

ANNUAL CONTRACT CHARGE. The Company has primary responsibility for the administration of the Contract and MONY America Variable Account A. An annual contract charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.


The Company intends to administer the Contract itself through an arrangement whereby it may buy some administrative services from AXA Equitable and such other sources as may be available.

Currently, there is no annual contract charge. The Company may in the future impose an annual contract charge. The charge will never, however, exceed $50. The Owner will receive a written notice 30 days in advance of any change in the charge. Any applicable charge will be assessed once per year on the Contract Anniversary, starting on the first Contract Anniversary.

If imposed, the annual contract charge is deducted from the Fund Value on each Contract Anniversary before the date annuity payments start.

The amount of the charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount of MONY America Variable Account A in the same proportion that the Fund Value in those accounts bears to the Fund Value of the Contract. The Company does not expect to make any profit from the annual contract charge.

TRANSFER CHARGE. Contract value may be transferred among the subaccounts or to or from the Guaranteed Interest Account with Market Value Adjustment and one or more of the subaccounts (including transfers made by telephone, if permitted by the Company). The Company reserves the right to impose a transfer charge for each transfer instructed by the Owner in a Contract Year. The transfer charge compensates the Company for the costs of effecting the transfer. The transfer charge will not exceed $25 (except for contracts issued in the states of South Carolina and Texas where it will not exceed $10). The Company does not expect to make a profit from the transfer charge. If imposed, the transfer charge will be deducted from the Contract's Fund Value held in the subaccount(s) or from the Guaranteed Interest Account with Market Value Adjustment from which the first transfer is made.

SURRENDER CHARGE. A contingent deferred sales charge (called a "surrender charge") will be imposed when a full or partial surrender is requested or at the start of annuity benefits if it is during the first eight years of the Contract.

The surrender charge will never exceed 7% of total Fund Value. The surrender charge is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference. The Company will use funds from its General Account, which may contain funds deducted from MONY America Variable Account A to cover mortality and expense risks borne by the Company. (See "Charges against fund value -- Mortality and expense risk charge.")

We impose a surrender charge when a full or partial surrender is made during the first eight (8) Contract Years, except as provided below.

A surrender charge will not be imposed:

(1) Against Fund Value surrendered after the eighth Contract Year.

(2) To the extent necessary to permit the Owner to obtain an amount equal to the free partial surrender amount (See "Free partial surrender amount").

(3) If the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or Settlement Option 3A (See "Settlement options"). The elimination of a Surrender Charge in this situation does not apply to contracts issued in the State of Texas.

In no event will the aggregate surrender charge exceed 7% of the Fund Value. Further, in no event will the surrender charges imposed, when added to any surrender charges previously paid on the Contract, exceed 9% of aggregate Purchase Payments made to date for the Contract.

The Owner may specify whether he/she wants the surrender charge to be deducted from the amount requested for surrender or the Fund Value remaining. If not specified or if the Fund Value remaining is not sufficient, then the surrender charge will be deducted from the amount requested for surrender. If it is specified that the surrender charge will come from the remaining Fund Value and it is sufficient, then the Company will determine the appropriate amount to be surrendered in order to pay the surrender charge. Any surrender charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount of MONY America Variable Account A in the same proportion that the amount of the partial surrender allocated against those accounts bears to the total amount of the partial surrender.

If any surrender from the Guaranteed Interest Account with Market Value Adjustment occurs prior to the Maturity Date for any particular Accumulation Period elected by the Owner, the amount surrendered will be subject to a Market Value Adjustment in addition to Surrender Charges.

No surrender charge will be deducted from Death Benefits except as described in "Death benefit."

If The MONYMaster variable annuity contract issued by MONY Life Insurance Company of America has been exchanged for this Contract, a separate effective date was assigned to this Contract by endorsement for purposes of determining the amount of any surrender charge. The surrender charge effective date of this Contract with the endorsement is the effective date of The MONYMaster variable annuity contract. Your agent can provide further details.

A separate surrender charge effective date does not apply in states where the endorsement has not been approved. We reserve the right to disallow exchanges for this Contract at any time.


29  Charges and deductions

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AMOUNT OF SURRENDER CHARGE. The amount of the surrender charge is equal to a varying percentage of Fund Value during the first 8 Contract Years. The percentage is determined by multiplying the surrender charge percentage for the Contract Year by the amount of Fund Value requested as follows:

----------------------------------------------
Surrender Charge Percentage Table
----------------------------------------------
Contract Year       Surrender Charge (as a
                    percentage of Fund Value
                    surrendered)
----------------------------------------------
1                   7%
----------------------------------------------
2                   7
----------------------------------------------
3                   6
----------------------------------------------
4                   6
----------------------------------------------
5                   5
----------------------------------------------
6                   4
----------------------------------------------
7                   3
----------------------------------------------
8                   2
----------------------------------------------
9 (or more)         0
----------------------------------------------

The amount of the surrender charge is in addition to any applicable Market Value Adjustment that may be made if the surrender is made from Fund Value in the Guaranteed Interest Account with Market Value Adjustment. (See "Guaranteed Interest Account with Market Value Adjustment -- Surrenders" for further details.)

FREE PARTIAL SURRENDER AMOUNT. The surrender charge may be reduced by using the free partial surrender amount provided for in the Contract. The surrender charge will not be deducted in the following circumstances:

(1) For Qualified Contracts, (other than contracts issued for IRA and SEP-IRA), an amount each Contract Year up to the greater of:

     (a) $10,000 (but not more than the Contract's Fund Value), or

     (b) 10% of the Contract's Fund Value at the beginning of the Contract Year (except, if the surrender is requested during the first Contract
         Year, then 10% of the Contract's Fund Value at the time the first surrender is requested).

(2) For Non-Qualified Contracts (and contracts issued for IRA and SEP-IRA), an amount up to 10% of the Fund Value at the beginning of the Contract Year (except, if the surrender is requested during the first Contract Year, then 10% of the Contract's Fund Value at the time the first surrender is requested) may be received in each Contract Year without a surrender charge.

Free partial surrenders may only be made to the extent Cash Value in the subaccounts and/or Guaranteed Interest Account is available. For example, the Fund Value in MONY America Variable Account A could decrease (due to unfavorable investment experience) after part of the 10% was withdrawn. In that case it is possible that there may not be enough Cash Value to provide the remaining part of the 10% free partial surrender amount.

Contract Fund Value here means the Fund Value in the subaccounts (and the Guaranteed Interest Account with Market Value Adjustment not the Loan Account). This reduction of surrender charge does not affect any applicable Market Value Adjustment that may be made if the surrender is made from Fund Value in the Guaranteed Interest Account with Market Value Adjustment. (See "Guaranteed Interest Account with Market Value Adjustment -- Surrenders" and the prospectus for the Guaranteed Interest Account with Market Value Adjustment which accompanies this prospectus for further details.)


TAXES

Currently, no charge will be made against MONY America Variable Account A for federal income taxes. However, the Company may make such a charge in the future if income or gains within MONY America Variable Account A will incur any federal income tax liability. Charges for other taxes, if any, attributable to MONY America Variable Account A may also be made. (See "Federal tax status".)


INVESTMENT ADVISORY FEE

Each portfolio in which the MONY America Variable Account A invests incurs certain fees and charges. To pay for these fees and charges, the portfolio makes deductions from its assets. Certain portfolios available under the Contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. The portfolio expenses are described more fully in each Fund prospectus.

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay these commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and the cost of Contract benefits through the fees and charges imposed under the Contracts. (See "Distribution of the Contracts" for more information.)


                                                      Charges and deductions  30

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10. Annuity provisions

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ANNUITY PAYMENTS

Annuity payments under a Contract will begin on the date that is selected by the Owner when the Contract is applied for. The date chosen for the start of annuity payments may be:

(1) no earlier than the 10th Contract Anniversary, and

(2) no later than the Contract Anniversary after the Annuitant's 95th birthday.


The minimum number of years from the Effective Date to the start of annuity payments is 10. The date when annuity payments start may be:

(1) Advanced to a date that is not earlier than the 10th Contract Anniversary.

(2) Deferred from time to time by the Owner by written notice to the Company.

The date when annuity payments start will be advanced or deferred if:

(1) Notice of the advance or deferral is received by the Company prior to the current date for the start of annuity payments.

(2) The new start date for annuity payments is a date which is not later than the Contract Anniversary after the Annuitant's 95th birthday.

A particular retirement plan may contain other restrictions.

When annuity payments begin, unless Settlement Option 3 or 3A is elected, the Contract's Cash Value, less any tax charge which may be imposed, will be applied to provide an annuity or any other option previously chosen by the Owner and permitted by the Company. If Settlement Option 3 or 3A is elected, the Contract's Fund Value (less any state taxes imposed when annuity payments begin) will be applied to provide an annuity.

A supplementary contract will be issued when proceeds are applied to a settlement option. That contract will describe the terms of the settlement. No payments may be requested under the Contract's surrender provisions after annuity payments start. No surrender will be permitted except as may be available under the settlement option elected.

For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on when annuity payments start.


ELECTION AND CHANGE OF SETTLEMENT OPTION

During the lifetime of the Annuitant and prior to the start of annuity payments, the Owner may elect:

o one or more of the settlement options described below, or

o another settlement option as may be agreed to by the Company.

The Owner may also change any election if written notice of the change is received by the Company at its Operation Center prior to the start of annuity payments. If no election is in effect when annuity payments start, a lump sum payment will be considered to have been elected. For contracts issued in the State of Texas, if no election is in effect when annuity payments start, Settlement Option 3 with a period certain of 10 years will be considered to have been elected.

Settlement options may also be elected by the Owner or the Beneficiary as provided in the "Death benefit" and "Surrenders" sections of this prospectus. (See "Death benefit" and "Surrenders").

Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.


SETTLEMENT OPTIONS

Proceeds settled under the settlement options listed below or otherwise currently available will not participate in the investment experience of the MONY America Variable Account A. Unless you select Settlement Option 1, the settlement option may not be changed once payments begin.

SETTLEMENT OPTION 1 -- INTEREST INCOME: Interest on the proceeds at a rate (not less than 2.75% per year) set by the Company each year. The Option will continue until the earlier of the date that the payee dies or the date you elect another settlement option. Under certain contracts, this option is not available if the Annuitant is the payee.

SETTLEMENT OPTION 2 -- INCOME FOR SPECIFIED PERIOD: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

SETTLEMENT OPTION 3 -- SINGLE LIFE INCOME: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

SETTLEMENT OPTION 3A -- JOINT LIFE INCOME: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.


SETTLEMENT OPTION 4 -- INCOME OF SPECIFIED AMOUNT: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2.75% per year.

The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this Prospectus. The rates show, for each $1,000


31  Annuity provisions

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applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.

The annuity payment rates may vary according to the Settlement Option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Settlement Options 3 and 3A is the 1983 Table "a" (discrete functions, without projections for future mortality), with 3.50% interest per year.

Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will consider the election to have been made of the longest period certain.

In Qualified Plans, settlement options available to Owners may be restricted by the terms of the plans.


FREQUENCY OF ANNUITY PAYMENTS

At the time the settlement option is chosen, the payee may request that it be paid:

o Quarterly:

o Semiannually: or

o Annually

If the payee does not request a particular installment payment schedule, the payments will be made in monthly installments. However, if the net amount available to apply under any settlement option is less than $1,000, the Company has the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of the payments to result in payments of at least $25.


ADDITIONAL PROVISIONS

The Company may require proof of the age of the Annuitant before making any life annuity payment under the Contract. If the Annuitant's age has been misstated, the amount payable will be the amount that would have been provided under the settlement option at the correct age. Once life income payments begin, any underpayments will be made up in one sum with the next annuity payment. Overpayments will be deducted from the future annuity payments until the total is repaid.

For contracts issued in the State of Washington, any underpayment by the Company will be paid in a single sum after the correction of the misstatement.


The Contract may be required to be returned upon any settlement. Prior to any settlement of a death claim, proof of the Annuitant's death must be submitted to the Company.


Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company requires proof satisfactory to it that such condition has been met.

The Contracts described in this prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates that apply to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII, generally and any comparable state laws that may apply, on any employment-related plan for which a Contract may be purchased.

The Contract is incontestable from its date of issue.


GUARANTEED INTEREST ACCOUNT AT ANNUITIZATION

On the Annuity Starting Date, the Contract's Cash Value, including the Cash Value of all Accumulation Periods of the Guaranteed Interest Account with Market Value Adjustment, will be applied to provide an annuity or any other option previously chosen by the Owner and permitted by the Company. No Market Value Adjustment will apply at annuitization if the owner elects Settlement Option 3 or 3A. For more information about annuitization and annuity options, please refer to the Contract.


                                                          Annuity provisions  32

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11. Other provisions

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OWNERSHIP

The Owner has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and Secondary Annuitant if one has been named), the Owner is the person so designated in the application, unless:

(1) a change in Owner is requested, or

(2) a Successor Owner becomes the Owner.

The Owner may name a Successor Owner or a new Owner at any time. If the Owner dies, the Successor Owner, if living, becomes the Owner. Any request for change must be:

(1) made in writing, and

(2) received at the Company.

The change will become effective as of the date the written request is signed. A new choice of Owner or Successor Owner will apply to any payment made or action taken by the Company after the request for the change is received. Owners should consult a competent tax adviser prior to changing Owners.

--------------------------------------------------------------------------------
SUCCESSOR OWNER -- The living person who, at the death of the Owner, becomes the new Owner.
--------------------------------------------------------------------------------

PROVISION REQUIRED BY SECTION 72(S) OF THE CODE

The interest under a Non-Qualified Contract must be distributed within five years after the Owner's death if:

(1) the Owner dies

    (a) before the start of annuity payments, and

    (b) while the Annuitant is living; and

(2) that Owner's spouse is not the Successor Owner as of the date of the Owner's death.

Satisfactory proof of death must be provided to the Company.

The surrender proceeds may be paid over the life of the Successor Owner if:

(1) the Successor Owner is the Beneficiary, and

(2) the Successor Owner chooses that option.

Payments must begin no later than one year after the date of death. If the Successor Owner is a surviving spouse, then the surviving spouse will be treated as the new Owner of the Contract. Under such circumstances, it is not necessary to surrender the Contract.

However, under the terms of the Contract, if the spouse is not the Successor
Owner:

(1) the Contract will be surrendered as of the date of death, and

(2) the proceeds will be paid to the Beneficiary.

This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

If the Owner dies on or after annuity payments start, any remaining portion of the proceeds will be distributed using a method that is at least as quick as the one used as of the date of the Owner's death.


PROVISION REQUIRED BY SECTION 401(A)(9) OF THE CODE


--------------------------------------------------------------------------------
Congress has enacted a limited suspension of account-based required minimum distribution withdrawals only for calendar year 2009. The suspension does not apply to annuity payments. The suspension does not affect the determination of the required beginning date. Neither lifetime nor post-death required minimum distributions need to be made during 2009.
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The entire interest of a Qualified Plan participant in the Contract generally will begin to be distributed no later than the required beginning date. For this purpose "Qualified Plans" include those intended to qualify under Sections 401 and 408 of the Code. Distribution will occur either by or beginning not later than April 1 of the calendar year following the calendar year the Qualified Plan Participant attains age 70-1/2. The interest is distributed:

(1) over the life of such Participant, or

(2) the lives of such Participant and designated Beneficiary.

If (i) required minimum distributions have begun, and (ii) the Participant dies before the Owner's entire interest has been distributed to him/her, the remaining distributions will be made using a method that is at least as rapid as that used as of the date of the Participant's death. The Contract generally will be surrendered as of the Participant's death if:

(1) the Participant dies before the start of such distributions, and

(2) there is no designated Beneficiary.

The surrender proceeds generally must be distributed within 5 years after the date of death. But, the surrender proceeds may be paid over the life of any designated Beneficiary at his/her option. In such case, distributions will begin not later than one year after the December 31 following the Participant's death. If the designated Beneficiary is the surviving spouse of the Participant, distributions will begin not earlier than the December 31 following the date on which the Participant would have attained age 70-1/2. If the surviving spouse dies before distributions to him/her begin, the provisions of this paragraph shall be applied as if the surviving spouse were the Participant. If the Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forgo distribution and treat the IRA as his/her own plan. Although the lifetime required minimum distribution rules do not apply to Roth IRAs under Section 408A of the Code, the post-death distribution rules apply.


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It is the Owner's responsibility to assure that distribution rules imposed by the Code will be met. The Owner should consider the effect of recent revisions to the distribution rules which could increase the minimum distribution amount required from annuity contracts funding Qualified Plans where certain additional benefits are purchased under the Contract, such as enhanced death benefits. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. The Owner may want to consult a tax advisor concerning the potential application of these complex rules before purchasing this annuity Contract or purchasing additional features under this annuity Contract.


SECONDARY ANNUITANT

Except where the Contract is issued in connection with a Qualified Plan, a Secondary Annuitant may be designated by the Owner. Such designation may be made once before annuity payments begin, either:

(1) in the application for the Contract, or

(2) after the Contract is issued, by written notice to the Company at its Operations Center.

The Secondary Annuitant may be deleted by written notice to the Company at its Operations Center. A designation or deletion of a Secondary Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to:

(1) any payment made by the Company, or

(2) action taken by the Company before the receipt of the notice at the Company's Operations Center.

You cannot change the Secondary Annuitant, but you can delete the Secondary Annuitant.

The Secondary Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary following the Secondary Annuitant's 95th birthday.

On the death of the Annuitant, the Secondary Annuitant will become the Annuitant, under the following conditions:

(1) the death of the Annuitant must have occurred before the Annuity starting date;

(2) the Secondary Annuitant is living on the date of the Annuitant's death;

(3) if the Annuitant was the Owner on the date of death, the Successor Owner must have been the Annuitant's spouse; and

(4) if the date annuity payments start is later than the Contract Anniversary nearest the Secondary Annuitant's 95th birthday, the date annuity payments start will be automatically advanced to that Contract Anniversary.

EFFECT OF SECONDARY ANNUITANT'S BECOMING THE ANNUITANT. If the Secondary Annuitant becomes the Annuitant, the Death Benefit proceeds will be paid to the Beneficiary only on the death of the Secondary Annuitant. If the Secondary Annuitant was the Beneficiary on the Annuitant's death, the Beneficiary will be automatically changed to the person who was the successor Beneficiary on the date of death. If there was no successor Beneficiary, then the Secondary Annuitant's executors or administrators, unless the Owner directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Secondary Annuitant as if the Secondary Annuitant were the Annuitant.


ASSIGNMENT

The Owner may assign the Contract. However, the Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Administrative Office. The Company is not responsible for determining the validity or effect of any assignment. The Company shall not be liable for any payment or other settlement made by the Company before receipt of the assignment.

If the Contract is issued under certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under conditions allowed under applicable law.

Because an assignment may be a taxable event, a Owner should consult a competent tax adviser before assigning the Contract.


CHANGE OF BENEFICIARY

So long as the Contract is in effect the Owner may change the Beneficiary or successor Beneficiary. A change is made by submitting a written request to the Company at its Operations Center. The form of the request must be acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed. The Company will not, however, be liable for any payment made or action taken before receipt and acknowledgement of the request at its Operations Center.


SUBSTITUTION OF SECURITIES

The Company may substitute shares of another mutual fund for shares of the Funds already purchased or to be purchased in the future by Contract Purchase Payments if:

(1) the shares of any portfolio of the Funds is no longer available for investment by MONY America Variable Account A, or

(2) in the judgment of the Company's Board of Directors, further investment in shares of one or more of the portfolios of the Funds is inappropriate based on the purposes of the Contract.

The new portfolios may have higher fees and charges than the ones they replaced, and not all portfolios may be available to all classes of contracts. We will notify you before we substitute securities in any subaccount, and, to the extent required by law, we will obtain prior approval from the Securities and Exchange Commission and the Arizona Insurance Department. We also will obtain any other required approvals (See "Who is MONY Life Insurance Company of America -- MONY America Variable Account A" for more information about changes we may make to the subaccounts).


CHANGES TO CONTRACTS

The Company reserves the right, subject to compliance with laws that apply, to unilaterally change your Contract in order to comply with any applicable laws and regulations, including but not limited to changes


                                                            Other provisions  34

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in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.

Any change in the Contract must be in writing and made by our authorized officer. We will provide notice of any contract change.

CHANGE IN OPERATION OF MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A may be operated as a management company under the 1940 Act or it may be deregistered under the 1940 Act in the event the registration is no longer required, or MONY America Variable Account A may be combined with any of other subaccounts.

Deregistration of MONY America Variable Account A requires an order by the Securities and Exchange Commission. If there is a change in the operation of MONY America Variable Account A under this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.


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12. Voting rights

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All of the assets held in the subaccounts of MONY America Variable Account A will be invested in shares of the designated portfolios of the Funds. The Company is the legal holder of these shares.

To the extent required by law, the Company will vote the shares of each of the Funds held in MONY America Variable Account A (whether or not attributable to contract owners).

We will determine the number of votes which you have the right to cast by applying your percentage interest in a subaccount to the total number of votes attributable to that subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote portfolio shares of a class held in a subaccount for which we received no timely instructions in proportion to the voting instructions which we received for all contracts participating in that subaccount. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a Fund calls a shareholder's meeting, each person having a voting interest in a subaccount will receive proxy voting material, reports, and other materials relating to the relevant portfolio. Since each Fund may engage in shared funding, other persons or entities besides the Company may vote Fund shares.


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13. Distribution of the Contracts

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The Contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of the securities issued with respect to MONY America Variable Account A.+ The offering of the Contracts is intended to be continuous.

AXA Advisors, and AXA Distributors are affiliates of the Company and are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. Both broker-dealers also act as distributors for other of the Company's life and annuity products. As of June 6, 2005, registered representatives of MONY Securities Corporation became registered representatives of AXA Advisors.

The Contracts are sold by financial professionals of AXA Advisors and its affiliates. The Contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

The Company pays sales compensation to both Distributors. In general, the Distributors will pay all or a portion of the sales compensation they receive from the Company to individual financial professionals or Selling broker-dealers. Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from the Distributors to individual financial professionals as commissions related to the sale of the Contracts.

Sales compensation paid by the Company to the Distributors will generally not exceed 6.50% of the total Purchase Payments made under the Contracts, plus, starting in the second Contract Year, up to 0.25% of the Fund Value of the Contracts. The Distributors, in turn, may pay their financial professionals and/or Selling broker-dealers either all or a portion of the sales compensation that they receive. The sales compensation paid by the Distributors varies among financial professionals and among Selling broker-dealers.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company and/or its products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or Purchase Payments attributable to Contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company's products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of particular products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the advisers' respective portfolios. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors or their affiliates may also receive other payments from the advisers of the portfolios or their affiliates for providing distribution, administrative and/or shareholder support services.

In an effort to promote the sale of the Company's products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.


These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of the Company's products. However, under applicable rules of the FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on


----------------------
+ Prior to June 6, 2005, MONY Securities Corporation served as both the distributor and principal underwriter of the Contracts.


37  Distribution of the Contracts

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facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products, which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although the Company takes all of its costs into account in establishing the level of fees and expenses in its products, any sales compensation paid by the Company to the Distributors will not result in any separate charge to you under your Contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


                                               Distribution of the Contracts  38

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14. Federal tax status

--------------------------------------------------------------------------------

INTRODUCTION

The Contract described in this prospectus is designed for use in connection with certain types of Qualified Plans and on a nonqualified basis. The ultimate effect of federal income taxes on

o the value of the Contract's Fund Value,

o annuity payments,

o death benefit, and

o economic benefit to the Owner, Annuitant, and the Beneficiary may depend upon

o the type of retirement plan for which the Contract is purchased, and

o the tax and employment status of the individual concerned.

The following discussion of the treatment of the Contract and of the Company under the federal income tax laws is general in nature. The discussion is based on the Company's understanding of current federal income tax laws, and is not intended as tax advice. These federal income tax laws may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any legislation will actually be proposed or enacted. Any person considering the purchase of a contract should consult a qualified tax adviser. Additional information of the treatment of the Contract under federal income tax laws is contained in the Statement of Additional Information. The Company does not make any guarantee regarding any tax status, federal, state, or local, of any contract or any transaction involving the Contract.


TAXATION OF ANNUITIES IN GENERAL

The Contract described in this prospectus is designed for use in connection with Qualified Plans and on a nonqualified basis. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contract. In general, contributions to Qualified Plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for Non-Qualified Contracts if the Owner is other than a natural person unless the Contract is held as an agent for a natural person. Annuity payments made under a contract are generally taxable to the Annuitant as ordinary income except to the extent of:

o Participant after-tax contributions (in the case of Qualified Plans), or

o Owner contributions (in the case of Non-Qualified Contracts).

Owners, Annuitants, and Beneficiaries should seek advice from their own tax advisers about the tax consequences of distributions, withdrawals and payments under Non-Qualified Contracts and under any Qualified Plan in connection with which the Contract is purchased. For Qualified Contracts, among other things individuals should discuss with their tax advisors are the "required minimum distribution rules" which generally require distributions to be made after age 70-1/2 and after death, including requirements applicable to the calculation of such required distributions from annuity contracts funding Qualified Plans.

Federal tax law imposes requirements for determining the amount includable in gross income with respect to distributions not received as an annuity. Distributions include, but are not limited to, transfers, including gratuitous transfers, and pledges of the contract are treated the same as distributions. Distributions from all annuity contracts issued during any calendar year by the same company (or an affiliate) to the Owner (other than those issued to qualified retirement plans) in the same year will be treated as distributed from one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of contracts or otherwise. None of these rules affects Qualified Plans.

The Company will withhold and remit to the United States Government and, where applicable, to state and local governments, part of the taxable portion of each distribution made under a contract unless the Owner or Annuitant

(1) provides his or her taxpayer identification number to the Company, and

(2) notifies the Company that he or she chooses not to have amounts withheld.


Distributions of plan benefits from qualified retirement plans, other than traditional individual retirement arrangements ("traditional IRAs"), generally will be subject to mandatory federal income tax withholding unless they are:


(1) Part of a series of substantially equal periodic payments (at least annually) for

    (a) the participant's life or life expectancy,

    (b) the joint lives or life expectancies of the participant and his/ her beneficiary,

    (c) or a period certain of not less than 10 years;


(2) Required minimum distributions (suspended for calendar year 2009 only); or


(3) Qualifying hardship distributions.

The withholding can be avoided if the participant's interest is directly rolled over by the old plan to another eligible retirement plan, including an IRA. A direct rollover transfer to the new plan can be made only in accordance with the terms of the old plan.

Under the generation skipping transfer tax, the Company may be liable for payment of this tax under certain circumstances. In the event that


39  Federal tax status

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the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the death benefit proceeds.


RETIREMENT PLANS

Aside from Contracts purchased on a non-qualified basis the Contract described in this prospectus currently is designed for use with the following types of retirement plans:

(1) Pension and Profit Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing H.R. 10 (Keogh) Plans;

(2) Individual Retirement Annuities permitted by Section 408(b) of the Code, including Simplified Employee Pensions established by employers pursuant to Section 408(k);

(3)  Roth IRAs permitted by Section 408A of the Code; and

(4) Deferred compensation plans provided by certain governmental entities and tax-exempt organizations under Section 457.

The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made here to provide more than general information about the use of the Contract with the various types of retirement plans. Participants in such plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. The Company will provide purchasers of Contracts used in connection with Individual Retirement Annuities with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.


TAX TREATMENT OF THE COMPANY

Under existing federal income tax laws, the income of MONY America Variable Account A, to the extent that it is applied to increase reserves under the Contract, is substantially nontaxable to the Company.


                                                          Federal tax status  40

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15. Additional information and incorporation of certain information by reference


--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2008 (the "Annual Report") is considered to be part of this prospectus because it is incorporated by reference.

AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.



41 Additional information and incorporation of certain information by reference

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16. Legal proceedings

--------------------------------------------------------------------------------

MONY Life Insurance Company of America and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an Owner's interest in MONY America Variable Account A, nor would any of these proceedings be likely to have a material adverse effect upon MONY America Variable Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.



                                                           Legal proceedings  42

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17. Financial statements

--------------------------------------------------------------------------------

The audited financial statements of MONY America Variable Account A and the Company are set forth in the Statement of Additional Information.

These financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts. You should not consider the financial statements of the Company as affecting investment performance of assets in the Variable Account. PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to the Company as permitted by the applicable SEC independence rules, and as disclosed in the Company's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


Our general obligations and any guaranteed benefits under the contract are supported by MONY America's general account and are subject to MONY America's claims paying ability. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the subaccounts. You may also speak with your financial representative.



43  Financial statements

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Appendix A -- Condensed financial information

--------------------------------------------------------------------------------

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                        MONY AMERICA VARIABLE ACCOUNT A
                            ACCUMULATION UNIT VALUES


----------------------------------------------------------------------------------------------------
                                                               Unit Value
----------------------------------------------------------------------------------------------------
                                       Dec. 31,    Dec 31,    Dec 31,    Dec. 31,    Dec. 31,
            Subaccount                   2008       2007       2006        2005        2004
----------------------------------------------------------------------------------------------------
All Asset Allocation                   $ 7.49      $ 10.90    $ 10.57    $ 9.73      $ 9.37
AXA Aggressive Allocation                6.00        10.01         --        --          --
AXA Conservative Allocation              9.08        10.34         --        --          --
AXA Conservative-Plus Allocation         8.11        10.21         --        --          --
AXA Moderate Allocation                  7.60        10.20         --        --          --
AXA Moderate-Plus Allocation             6.82        10.13         --        --          --
Dreyfus Stock Index                      6.64        10.69      10.30      9.04        8.75
EQ/BlackRock Basic Value Equity          7.63        12.19      12.21     10.24          --
EQ/Bond Index                           13.92        13.37      12.70     12.40       12.45
EQ/Boston Advisors Equity Income         9.92        14.85      14.51     12.68       12.10
EQ/Calvert Socially Responsible          4.69         8.66       7.80        --          --
EQ/Capital Guardian Research             5.78         9.69         --        --          --
EQ/Caywood-Scholl High Yield Bond       11.81        14.79      14.58     13.69       13.51
EQ/GAMCO Mergers and Acquisitions       11.22        13.20      12.93     11.69       11.33
EQ/GAMCO Small Company Value            17.52        25.61      23.75     20.26       19.68
EQ/Government Securities                13.09        12.83      12.19     11.92       11.93
EQ/International Growth                  8.57        14.55      12.69     10.24        9.18
EQ/JPMorgan Core Bond                   12.00        13.32      13.06        --          --
EQ/Long Term Bond                       15.20        14.63      13.78     13.68       13.46
EQ/Lord Abbett Growth and Income         8.90        14.19      13.86        --          --
EQ/Lord Abbett Mid Cap Value             9.12        15.11      15.19        --          --
EQ/Marsico Focus                         7.57        12.85      11.42     10.58          --
EQ/Mid Cap Index                         8.41        16.77         --        --          --
EQ/Money Market                         10.88        10.77      10.40     10.07          --
EQ/Montag & Caldwell Growth              7.97        12.04      10.10      9.49        9.12
EQ/PIMCO Real Return                    11.60        12.26      11.14     11.25       11.31
EQ/Short Duration Bond                  10.36        10.71      10.31     10.05       10.05
EQ/T. Rowe Price Growth Stock            5.88        10.32       9.75     10.30       10.04
EQ/UBS Growth and Income                 7.71        13.04      13.06     11.60       10.79
EQ/Van Kampen Mid Cap Growth             9.49        18.21         --        --          --
EQ/Van Kampen Real Estate               12.77        21.12         --        --          --
Fidelity VIP Contrafund(R)               9.38        16.57      14.29     12.98       11.26
Franklin Income Securities              11.21        16.15      15.78     13.53       13.49
Franklin Rising Dividends Securities    10.71        14.89      15.51     13.42       13.15
Franklin Zero Coupon 2010               11.39        10.76      10.06      9.96        9.97
Janus Aspen Balanced                    11.69        14.08      12.91     11.82       11.10
Janus Aspen Forty                        8.29        15.05      11.14     10.32        9.27
Janus Aspen Mid Cap Growth               6.09        10.97       9.11      8.13        7.33
Janus Aspen Worldwide Growth             5.91        10.83      10.02      8.59        8.22
Multimanager Small Cap Growth           10.85        18.99      18.57     17.07       16.08
Oppenheimer Global Securities Fund/VA   12.93        21.96      20.98     18.12       16.10
PIMCO Global Bond (Unhedged)            14.26        14.57      13.46     13.04       14.15
ProFund VP Bear                          8.71         6.31       6.36      6.97        7.16
ProFund VP Rising Rates Opportunity      4.84         7.92       8.46      7.79        8.57
ProFund VP UltraBull                     6.35        19.74      19.84     16.34       16.14
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                Unit Value
----------------------------------------------------------------------------------------------------
                                       Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,    Dec. 31,
            Subaccount                   2003        2002        2001        2000       1999
----------------------------------------------------------------------------------------------------
All Asset Allocation                    $ 8.75      $ 7.34      $ 9.44      $ 10.42     $ 10.75
AXA Aggressive Allocation                  --          --          --           --          --
AXA Conservative Allocation                --          --          --           --          --
AXA Conservative-Plus Allocation           --          --          --           --          --
AXA Moderate Allocation                    --          --          --           --          --
AXA Moderate-Plus Allocation               --          --          --           --          --
Dreyfus Stock Index                      8.01        6.33        8.26         8.68       10.66
EQ/BlackRock Basic Value Equity            --          --          --           --          --
EQ/Bond Index                           12.42       12.19       11.30        10.63        9.90
EQ/Boston Advisors Equity Income        10.41        8.33        9.90        10.77       10.70
EQ/Calvert Socially Responsible            --          --          --           --          --
EQ/Capital Guardian Research               --          --          --           --          --
EQ/Caywood-Scholl High Yield Bond       12.48       10.32       10.30         9.81       10.25
EQ/GAMCO Mergers and Acquisitions       10.90          --          --           --          --
EQ/GAMCO Small Company Value            16.50       12.17       13.59         9.98       12.94
EQ/Government Securities                11.93       11.89       11.30        10.71        9.92
EQ/International Growth                  8.84        6.85        8.61         9.31       14.82
EQ/JPMorgan Core Bond                      --          --          --           --          --
EQ/Long Term Bond                       12.64       12.22       10.86        10.86        9.07
EQ/Lord Abbett Growth and Income           --          --          --           --          --
EQ/Lord Abbett Mid Cap Value               --          --          --           --          --
EQ/Marsico Focus                           --          --          --           --          --
EQ/Mid Cap Index                           --          --          --           --          --
EQ/Money Market                            --          --          --           --          --
EQ/Montag & Caldwell Growth              8.88        7.69       10.15         9.30       12.94
EQ/PIMCO Real Return                    10.94       10.50          --           --          --
EQ/Short Duration Bond                  10.02          --          --           --          --
EQ/T. Rowe Price Growth Stock            8.96        5.94        8.53         9.28       11.39
EQ/UBS Growth and Income                 9.66        7.67       10.50         9.73       12.13
EQ/Van Kampen Mid Cap Growth               --          --          --           --          --
EQ/Van Kampen Real Estate                  --          --          --           --          --
Fidelity VIP Contrafund(R)               9.90        7.81        8.74         8.83       10.99
Franklin Income Securities              12.01          --          --           --          --
Franklin Rising Dividends Securities    12.01          --          --           --          --
Franklin Zero Coupon 2010                9.67          --          --           --          --
Janus Aspen Balanced                    10.37        9.21        9.98        10.01       11.00
Janus Aspen Forty                        7.95        6.68        8.03         8.32       12.89
Janus Aspen Mid Cap Growth               6.16        4.62        6.50         7.33       16.22
Janus Aspen Worldwide Growth             7.95        6.50        8.85         7.51       13.91
Multimanager Small Cap Growth           14.49       11.93       15.92         8.96       16.69
Oppenheimer Global Securities Fund/VA   13.73          --          --           --          --
PIMCO Global Bond (Unhedged)            12.97       11.49          --           --          --
ProFund VP Bear                          8.09          --          --           --          --
ProFund VP Rising Rates Opportunity      9.75          --          --           --          --
ProFund VP UltraBull                    13.96          --          --           --          --
----------------------------------------------------------------------------------------------------



                               Appendix A -- Condensed financial information A-1

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----------------------------------------------------------------------------------------------------
                                                        Units Outstanding
----------------------------------------------------------------------------------------------------
                                         Dec. 31,    Dec. 31,     Dec. 31,      Dec. 31,
            Subaccount                     2008        2007         2006          2005
----------------------------------------------------------------------------------------------------
All Asset Allocation                    3,976,044   5,513,287    7,300,951     9,232,209
AXA Aggressive Allocation                  57,982      23,678           --            --
AXA Conservative Allocation               171,180      25,364           --            --
AXA Conservative-Plus Allocation          191,867      84,997           --            --
AXA Moderate Allocation                   592,487     235,127           --            --
AXA Moderate-Plus Allocation              202,158      44,505           --            --
Dreyfus Stock Index                     3,003,891   4,131,405    5,268,532     6,734,123
EQ/BlackRock Basic Value Equity           378,596     588,447      162,707       138,603
EQ/Bond Index                             766,283   1,042,046    1,426,967     1,817,673
EQ/Boston Advisors Equity Income        1,228,517   1,872,979    2,493,147     3,121,754
EQ/Calvert Socially Responsible           305,886     392,763      491,154            --
EQ/Capital Guardian Research              464,204     704,758           --            --
EQ/Caywood-Scholl High Yield Bond       1,169,863   1,700,578    2,250,501     2,807,118
EQ/GAMCO Mergers and Acquisitions         228,727     307,858      355,264       281,983
EQ/GAMCO Small Company Value            2,470,253   3,497,734    4,619,713     6,024,921
EQ/Government Securities                1,270,067   1,650,825    2,245,887     3,064,357
EQ/International Growth                   951,223   1,314,677    1,619,060     1,680,543
EQ/JPMorgan Core Bond                     770,250   1,462,548    1,907,446            --
EQ/Long Term Bond                         943,939   1,271,200    1,685,374     2,161,426
EQ/Lord Abbett Growth and Income          673,983   1,137,673    1,582,779            --
EQ/Lord Abbett Mid Cap Value              670,527   1,117,888    1,581,256            --
EQ/Marsico Focus                        1,340,581   2,049,590    2,697,953     3,382,866
EQ/Mid Cap Index                          126,854     166,194           --            --
EQ/Money Market                         2,886,956   3,268,106    3,783,141     4,407,396
EQ/Montag & Caldwell Growth             6,247,168   8,542,516   12,014,014    16,339,010
EQ/PIMCO Real Return                      453,559     444,115      607,070       800,622
EQ/Short Duration Bond                     93,299     167,715      228,924       262,948
EQ/T. Rowe Price Growth Stock           2,322,411   3,097,303    4,266,241     5,964,804
EQ/UBS Growth and Income                2,986,644   4,058,934    5,288,888     6,768,008
EQ/Van Kampen Mid Cap Growth              373,739     616,094           --            --
EQ/Van Kampen Real Estate                 383,076     602,850           --            --
Fidelity VIP Contrafund(R)              2,979,630   4,309,960    4,132,884     4,769,384
Franklin Income Securities                711,395   1,026,999    1,032,610       924,609
Franklin Rising Dividends Securities      246,117     358,103      418,715       347,075
Franklin Zero Coupon 2010                 163,150     177,221      162,850        89,888
Janus Aspen Balanced                    1,954,684   2,761,884    3,539,301     4,375,862
Janus Aspen Forty                       1,547,604   1,997,448    2,485,058     3,187,808
Janus Aspen Mid Cap Growth              1,722,276   2,242,169    2,826,266     3,502,925
Janus Aspen Worldwide Growth            1,795,688   2,357,570    2,964,196     3,890,586
Multimanager Small Cap Growth             997,235   1,431,540    2,003,547     2,557,971
Oppenheimer Global Securities
 Fund/VA                                  528,621     879,138    1,058,049       995,554
PIMCO Global Bond (Unhedged)              311,052     444,312      568,823       672,896
ProFund VP Bear                           117,167      38,052       37,753        32,469
ProFund VP Rising Rates Opportunity        54,450      96,834      195,027       263,771
ProFund VP UltraBull                       67,276      74,392       93,443       123,690
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                     Units Outstanding
--------------------------------------------------------------------------------------------------------------------
                                          Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,    Dec. 31,     Dec. 31,
                Subaccount                 2004         2003         2002         2001         2000         1999
--------------------------------------------------------------------------------------------------------------------
All Asset Allocation                    11,109,364   13,202,566   15,109,160   18,385,691   1,901,068   11,932,847
AXA Aggressive Allocation                       --           --           --           --          --           --
AXA Conservative Allocation                     --           --           --           --          --           --
AXA Conservative-Plus Allocation                --           --           --           --          --           --
AXA Moderate Allocation                         --           --           --           --          --           --
AXA Moderate-Plus Allocation                    --           --           --           --          --           --
Dreyfus Stock Index                      8,132,629    9,138,583    9,933,628   10,780,679   1,815,979    4,223,029
EQ/BlackRock Basic Value Equity                 --           --           --           --          --           --
EQ/Bond Index                            2,268,647    2,888,171    3,839,904    3,105,420     200,073      913,085
EQ/Boston Advisors Equity Income         3,207,756    2,990,192    3,454,574    3,446,564     232,503    2,472,972
EQ/Calvert Socially Responsible                 --           --           --           --          --           --
EQ/Capital Guardian Research                    --           --           --           --          --           --
EQ/Caywood-Scholl High Yield Bond        3,307,890    3,877,955    3,895,307    3,955,659     195,361    1,520,029
EQ/GAMCO Mergers and Acquisitions          226,652      191,335           --           --          --           --
EQ/GAMCO Small Company Value             7,075,206    7,841,899    8,512,905    8,277,605     657,017    3,513,450
EQ/Government Securities                 3,800,321    4,707,320    6,205,249    4,360,797     301,304    1,488,308
EQ/International Growth                  1,911,713    2,103,075    2,031,440    2,239,322     370,601    1,074,763
EQ/JPMorgan Core Bond                           --           --           --           --          --           --
EQ/Long Term Bond                        2,671,355    3,301,483    4,384,800    4,192,071     317,823    1,406,502
EQ/Lord Abbett Growth and Income                --           --           --           --          --           --
EQ/Lord Abbett Mid Cap Value                    --           --           --           --          --           --
EQ/Marsico Focus                                --           --           --           --          --           --
EQ/Mid Cap Index                                --           --           --           --          --           --
EQ/Money Market                                 --           --           --           --          --           --
EQ/Montag & Caldwell Growth             16,012,029   18,983,764   19,728,594   22,923,973   2,143,387   16,952,783
EQ/PIMCO Real Return                       925,861      915,521      593,890           --          --           --
EQ/Short Duration Bond                     321,143      208,924           --           --          --           --
EQ/T. Rowe Price Growth Stock            7,351,694    8,435,080    8,681,637   10,502,862   2,379,095    2,348,518
EQ/UBS Growth and Income                 8,081,277    9,561,842   11,273,375   13,764,821   1,399,799    7,122,762
EQ/Van Kampen Mid Cap Growth                    --           --           --           --          --           --
EQ/Van Kampen Real Estate                       --           --           --           --          --           --
Fidelity VIP Contrafund(R)               5,109,618    5,524,076    5,965,404    6,410,695     890,303    2,355,687
Franklin Income Securities                 587,543      241,886           --           --          --           --
Franklin Rising Dividends Securities       333,759      216,239           --           --          --           --
Franklin Zero Coupon 2010                   74,658       49,680           --           --          --           --
Janus Aspen Balanced                     5,057,432    5,892,043    6,980,943    7,262,031   1,129,356    1,933,982
Janus Aspen Forty                        3,832,050    4,588,875    5,496,952    6,781,107     724,626    2,955,486
Janus Aspen Mid Cap Growth               4,107,171    4,901,662    5,654,695    7,138,296   1,548,721    2,153,830
Janus Aspen Worldwide Growth             4,838,805    5,937,772    7,157,869    8,403,354   1,979,529    1,775,017
Multimanager Small Cap Growth            3,066,363    3,596,274    3,994,202    4,211,857     896,084    1,281,793
Oppenheimer Global Securities
 Fund/VA                                   764,151      262,808           --           --          --           --
PIMCO Global Bond (Unhedged)               649,315      539,620      410,504           --          --           --
ProFund VP Bear                             28,387       11,301           --           --          --           --
ProFund VP Rising Rates Opportunity        345,652      205,410           --           --          --           --
ProFund VP UltraBull                       157,450      125,726           --           --          --           --
--------------------------------------------------------------------------------------------------------------------



A-2 Appendix A -- Condensed financial information

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Statement of additional information

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TABLE OF CONTENTS
MAY 1, 2009



                                                                          Page
                                                                          ----
Additional information about the Company..................................   2

About our independent registered public accounting firm...................   2

Sale of the contracts.....................................................   2

Federal tax status........................................................   2

Financial statements......................................................   4


If you would like to receive a copy of the MONY America Variable Account A
 Statement of Additional Information, please return this request to:

     MONY Life Insurance Company of America
     Policyholder Services
     100 Madison Street
     Syracuse, New York 13202
     1-800-487-6669
     www.axaonline.com

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